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                                                                  EXECUTION COPY





                             ASSET PURCHASE AND SALE

                                    AGREEMENT

                              DATED JANUARY 7, 2000

                                 BY AND BETWEEN:

                         L-3 COMMUNICATIONS CORPORATION

                                               ("BUYER")

                                       AND

                                RAYTHEON COMPANY

                                               ("SELLER")




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                                                                  EXECUTION COPY

i



                               INDEX OF PROVISIONS
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                                                                                                               Page
Article I.........................................................................................................1
Article II.......................................................................................................12

                 Section 2.1.  Purchase and Sale; Assumption of Liabilities......................................12
                 Section 2.2.  Closing Documents.................................................................12
                 Section 2.3.  Time and Place of Closing.........................................................12
                 Section 2.4.  Allocation of Asset Purchase Consideration........................................13
                 Section 2.5.  Purchase Price Adjustment.........................................................13
                 Section 2.6.  Nonassignable Contracts...........................................................15
                 Section 2.7.  Intercompany Accounts; Distributions..............................................15
Article III......................................................................................................15
                 Section 3.1.  Incorporation; Authorization; Conflicts; Etc......................................16
                 Section 3.2.  Financial Statements..............................................................17
                 Section 3.3.  Undisclosed Liabilities...........................................................17
                 Section 3.4.  Absence of Certain Changes........................................................17
                 Section 3.5.  Properties; Title to Assets.......................................................17
                 Section 3.6.  Real Estate.......................................................................18
                 Section 3.7.  Litigation; Orders................................................................19
                 Section 3.8.  Material Contracts................................................................19
                 Section 3.9.  Licenses, Approvals, Other Authorizations, Reports, Etc...........................20
                 Section 3.10.  Labor Matters....................................................................20
                 Section 3.11.  Executive Management and Employees...............................................20
                 Section 3.12.  Compliance with Laws.............................................................21
                 Section 3.13.  Environmental Matters............................................................21
                 Section 3.14.  Employee Benefit Plans and Related Matters.......................................21
                 Section 3.15.  Disclaimer Regarding Assets......................................................23
                 Section 3.16.  Brokers, Finders.................................................................24
                 Section 3.17.  No Implied Representation........................................................24
                 Section 3.18.  Prohibited Transactions..........................................................24
                 Section 3.19.  Insurance........................................................................24
                 Section 3.20.  Year 2000........................................................................25
                 Section 3.21.  Government Contracts.............................................................25
                 Section 3.22.  Government Furnished Equipment...................................................26
                 Section 3.23.  Absence of Changes...............................................................26
                 Section 3.24.  Schedules........................................................................27
Article IV.......................................................................................................27
                 Section 4.1.  Incorporation; Authorization; Etc.................................................27
                 Section 4.2.  Brokers, Finders, Etc.............................................................27
                 Section 4.3.  Consents, Approvals, Other Authorizations.........................................27

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                 Section 4.4.  Acquisition of Subject Assets and Operation of the Businesses
                               for Investment....................................................................28
                 Section 4.5.  Financial Capability..............................................................28
                 Section 4.6.  No Financing Contingency..........................................................28
Article V........................................................................................................28
                 Section 5.1.  Investigation of Business; Access to Properties, Records..........................28
                 Section 5.2.  Best Efforts; Obtaining Consents..................................................29
                 Section 5.3.  Conduct of the Businesses.........................................................30
                 Section 5.4.  Preservation of Business..........................................................32
                 Section 5.5.  Further Assurances................................................................32
                 Section 5.6.  Public Announcements..............................................................32
                 Section 5.7.  Services..........................................................................32
                 Section 5.8.  Other Offers......................................................................33
                 Section 5.9.  Non-Compete and Non-Solicitation..................................................33
                 Section 5.10.  Notices of Certain Events........................................................33
                 Section 5.11.  No Inconsistent Action...........................................................34
                 Section 5.12.  Post-Closing Confidentiality.....................................................34
                 Section 5.13.  Government Contract Novation.....................................................34
                 Section 5.14.  Binghamton Facility..............................................................35
                 Section 5.15.  Buyer's SEC Financial Reporting..................................................35
                 Section 5.15.  Sharing of Retention Commitments Amounts.........................................36
                 Section 5.17.  Payments.........................................................................36
                 Section 5.18.  Insurance........................................................................36
                 Section 5.19.  Supply Contracts.................................................................36
                 Section 5.20.  Research and Experimental Expenses...............................................36
                 Section 5.21.  W-2 Issues.......................................................................37
Article VI.......................................................................................................37
                 Section 6.1.  Employment of Employees of the Business...........................................37
                 Section 6.2.  Welfare and Fringe Benefit Plans..................................................37
                 Section 6.3.  Access to Books and Records.......................................................37
                 Section 6.4.  Defined Benefit Plan..............................................................38
                 Section 6.5   Retiree Medical Benefits..........................................................40
                 Section 6.6   WARN Act..........................................................................40
                 Section 6.7   Represented Employees.............................................................40
Article VII......................................................................................................41
                 Section 7.1.  Taxes and Refunds.................................................................41
                 Section 7.2.  Allocation of Transfer and Property Taxes.........................................41
                 Section 7.3.  Allowable Taxes...................................................................42
                 Section 7.4.  Cooperation.......................................................................42
Article VIII.....................................................................................................43
                 Section 8.1.  Representations, Warranties and Covenants of Seller...............................43
                 Section 8.2.  Filings; Consents; Waiting Periods................................................43
                 Section 8.3.  No Actions........................................................................43

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                 Section 8.4.  Intellectual Property Agreement, Etc..............................................43
                 Section 8.5.  Adverse Changes...................................................................44
                 Section 8.6.  Binghamton Facility...............................................................44
                 Section 8.7.  Certain Transfer Documents........................................................44
                 Section 8.8   Title Policies....................................................................44
                 Section 8.9.  FIRPTA Certificate................................................................44
Article IX.......................................................................................................44
                 Section 9.1.  Representations, Warranties and Covenants of Buyer................................44
                 Section 9.2.  Filings: Consents: Waiting Periods................................................45
                 Section 9.3.  No Actions........................................................................45
                 Section 9.4.  Intellectual Property Agreement, Etc..............................................45
                 Section 9.6.  Binghamton Facility...............................................................45
Article X........................................................................................................46
                 Section 10.1.  Survival Periods.................................................................46
                 Section 10.2.  Indemnification by Seller........................................................46
                 Section 10.3.  Indemnification by Buyer.........................................................47
                 Section 10.4.  Indemnification Procedures.......................................................47
                 Section 10.5.  Certain Limitations..............................................................48
                 Section 10.6.  Exclusive Remedy.................................................................49
                 Section 10.7.  Set-Off..........................................................................49
Article XI.......................................................................................................49
                 Section 11.1.  Termination......................................................................49
                 Section 11.2.  Procedure and Effect of Termination..............................................50
Article XII......................................................................................................50
                 Section 12.1.  Counterparts.....................................................................50
                 Section 12.2.  Governing Law; Consent to Jurisdiction...........................................50
                 Section 12.3.  Entire Agreement.................................................................50
                 Section 12.4.  Expenses.........................................................................51
                 Section 12.5.  Notices..........................................................................51
                 Section 12.6.  Successors and Assigns...........................................................52
                 Section 12.7.  Headings: Definitions............................................................52
                 Section 12.8.  Amendment........................................................................52
                 Section 12.9.  Waiver; Effect of Waiver.........................................................52
                 Section 12.10.  Interpretation; Absence of Presumption..........................................52
                 Section 12.11.  Specific Performance............................................................53
                 Section 12.12.  Remedies Cumulative.............................................................53
                 Section 12.13.  Severability....................................................................53
                 Section 12.14.  Bulk Sales......................................................................53
                 Section 12.15.  No Third Party Beneficiaries....................................................53
                 Section 12.16.  Seller Acknowledgement..........................................................53

APPENDICES
         Appendix I:  Provisions and Procedures for Accounting Neutral......................................... 55

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         Appendix II:  Preliminary and Target Net Working Capital Calculations................................. 57
         Appendix III:  Summary of Transition Services Agreement............................................... 61

EXHIBITS
         Exhibit A:  Bill of Sale and Assignment............................................................... 64
         Exhibit B:  Intellectual Property Agreement........................................................... 66
         Exhibit C:  Form of Environmental Access Agreement for the Binghamton Facility....................... 108

SCHEDULES
         Schedule 1(a):        Excluded Assets
         Schedule 1(b):        Encumbrances
         Schedule 1(c):        Subject Assets
         Schedule 2.7:         Retained Receivables
         Schedule 3.1(e):      Certain Approvals and Consents
         Schedule 3.2:         Financial Statements
         Schedule 3.3:         Liabilities
         Schedule 3.6(a):      Transferred Real Estate
         Schedule 3.6(b):      Retained Real Estate
         Schedule 3.7:         Litigation and Orders
         Schedule 3.8:         Material Contracts
         Schedule 3.9(a):      Unobtained Licenses or Approvals
         Schedule 3.9(b):      Governmental Approvals
         Schedule 3.10:        Labor Matters
         Schedule 3.11(a):     Executive Management
         Schedule 3.11(b):     Absent Employees
         Schedule 3.12:        Compliance With Laws
         Schedule 3.13:        Environmental Matters
         Schedule 3.14(a):     Employee Benefits
         Schedule 3.14(c):     Multiple Employer Plans
         Schedule 3.14(e):     Nonqualified Plans
         Schedule 3.14(f):     Non-certified Plans
         Schedule 3.14(g):     Events under Employee Benefit Plan
         Schedule 3.14(h):     Withdrawal Liability
         Schedule 3.14(j):     Funding of Employee Benefit Plans
         Schedule 3.14(l):     Retiree Medical or Life Insurance Plans not Required by Law
         Schedule 3.19:        Insurance
         Schedule 3.21(a):     Government Contracts and Certain Disclosures
         Schedule 3.21(b):     Government Contract Claims and Disputes
         Schedule 3.21(c):     Government Contract Sanctions - Business Irregularities
         Schedule 3.21(e):     Government Contract Rate Matters
         Schedule 3.22:        Government Furnished Equipment
         Schedule 3.23:        Material Changes
         Schedule 5.3:         Conduct of Business

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         Schedule 6.1:         Employees
         Schedule 6.4:         Actuarial Assumptions and Methods.
         Schedule 8.2:         Filings, Consents and Waiting Periods Applicable to Buyer
         Schedule 9.2:         Filings, Consents and Waiting Periods Applicable to Seller
         Schedule 10.2:        Buyer Representatives with Actual Knowledge

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                                       v

                        ASSET PURCHASE AND SALE AGREEMENT

         THIS ASSET PURCHASE AND SALE AGREEMENT (the "Agreement"), dated as of January 7, 2000 by and between Raytheon Company, a Delaware corporation ("Seller"), and L-3 Communications Corporation, a Delaware corporation ("Buyer").

         WHEREAS, Seller, through its two separate, but interrelated Training Devices Business and its Training Services Business designs, develops, and manufactures advanced simulation and training products characterized by high-fidelity representations of cockpits, operator stations, and aircraft and vehicle simulation, and provides a broad range of training and logistics services and training device support for military training systems and principally for sale to governmental (non-commercial) customers (both of the Training Devices Business and the Training Services Business, currently managed and coordinated out of headquarters for the Training Devices and Training Services units (excluding the Raytheon commercial training unit and the NASA and MOD SIM operations), located in Arlington, Texas being herein collectively the "Businesses"); and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Businesses and substantially all of the assets of Seller used in connection with the Businesses and Seller desires to assign to Buyer, and Buyer desires to assume from Seller, various, herein-described obligations and liabilities relating to the Businesses, all on the terms and conditions hereinafter set forth (collectively, the "Asset Purchase");

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   Article I.
                               Certain Definitions

As used herein, unless the context otherwise requires, the following terms (or any variant in the form thereof) have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided herein shall have such meanings when used in any Schedule hereto and each Collateral Document (hereinafter defined) and certificate executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto.

         "Access Agreement" means the Environmental Access Agreement attached as Exhibit C.

         "Acquisition Proposal" has the meaning set forth in Section 5.8.

         "Action" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

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         "Additional Purchase Price" has the meaning set forth in Section
2.5(a).

         "Adverse" or "Adversely" when used in conjunction with "Affect," "Change" and "Effect" shall mean, with respect to Seller or Buyer, whichever is the obligor in the context to which such term applies, any event which has or could reasonably be expected to, in a material respect, or to a material degree,
(a) adversely affect the enforceability of this Agreement by the obligee, (b) adversely affect the business, properties, operation, assets, financial condition or results of operation of the Subject Assets or the Businesses taken as a whole, (c) impair the obligor's ability to fulfill its obligations under the terms of this Agreement or (d) adversely affect the aggregate rights and remedies of the obligee under this Agreement.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly through one or more intermediaries controlling, controlled by or under common control with, such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

         "Agreement" means this Asset Purchase and Sale Agreement, dated as of the date first written herein above (together with the Appendices and Schedules hereto), as may from time to time be amended, modified, supplemented or waived.

         "Allocation" has the meaning set forth in Section 2.4(a).

         "Allowable Tax" has the meaning set forth in Section 7.3.

         "Antitrust Division" means the Antitrust Division of the United States Department of Justice.

         "Apportioned Obligations" has the meaning set forth in Section 7.2(b).

         "Asset Purchase" has the meaning set forth in the recitals to this Agreement.

         "Assumed Liabilities" means all Contracts, debts, claims, commitments, liabilities and obligations of Seller or any Affiliate of Seller exclusively or primarily arising out of, or in connection with, or relating to, the Businesses (including, without limitation, any assets, operations or activities as it relates to the Businesses as conducted by any predecessor of Seller) or the Subject Assets, whether or not disclosed in this Agreement, the Schedules hereto, or any Collateral Document, including without limitation, (i) any liability based on negligence, gross negligence, strict liability or any other theory of liability, whether in law (whether common or statutory) or equity,
(ii) any and all Actions outstanding on the date hereof, or on or following the Closing Date exclusively or primarily arising out of or in connection with, or relating to, the Businesses or the Subject Assets, (iii) any liabilities or obligations arising under any Environmental Law and relating to events occurring in connection with the ownership or operation of the Businesses after the Closing Date, including, but not limited to: (A) liabilities for off-site treatment, transportation, or disposal after the Closing Date of Hazardous Substances; (B) increased liabilities and obligations with respect to any environmental


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conditions existing as of the Closing Date on the Subject Assets to the extent that such increased liabilities result from actions taken by Buyer after the Closing Date which exacerbate the environmental condition giving rise thereto; and (C) new or increased environmental liabilities and obligations related to the Binghamton Facility and arising from Buyer's failure to comply with or to fulfill its obligations to Seller relating to the Binghamton Facility in this Agreement or any of the Collateral Documents; and (iv) any and all escrow, offset or warranty obligations or commitments for or incurred in connection with the sale of the Seller's (or any such predecessor's) products or services, manufactured or sold as part of the Businesses (whether shipped or rendered prior to or after the Closing).

         "Bill of Sale and Assignment" has the meaning set forth in Section 2.2(a) hereto.

         "Binghamton Facility" refers to Seller's leased facility on Colesville Road in Kirkwood, New York.

         "Businesses" has the meaning set forth in the recitals of this Agreement.

         "Buyer" has the meaning set forth in the first paragraph of this Agreement.

         "Buyer Indemnified Parties" has the meaning set forth in Section 10.2.

         "Buyer Pension Plan" has the meaning set forth in Section 6.4.

         "Closing" means the consummation of the transactions contemplated by
Section 2.1 of this Agreement.

         "Closing Date" means the date which is three (3) business days after the date on which the last of each of the conditions set forth in Articles VIII and IX shall have been satisfied or waived, or if Seller and Buyer shall mutually agree on a different date for the Closing, the date upon which they shall have mutually agreed.

         "Closing Documents" has the meaning set forth in Section 2.2(c).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         "Collateral Documents" means the Bill of Sale and Assignment, Intellectual Property Agreement, the Transition Services Agreement, the Access Agreement on the Binghamton Facility and any other agreements entered into in connection with the Closing, and identified as such jointly by the parties. The Collateral Documents are not part of this Agreement, for all purposes hereof.

         "Consideration" has the meaning set forth in Section 2.4(a).

         "Contract" means any note, bond, mortgage, indenture, lease, contract, instrument, License, agreement, sales order, purchase order, open bid or other obligation, arrangement, undertaking, or commitment, oral or written, and all rights therein.

         "Covered Employees" has the meaning set forth in Section 6.4(a).

         "Covered Liabilities" has the meaning set forth in Section 10.2.

         "Disclosing Party" has the meaning set forth in Section 5.12.

         "Dispute Notice" has the meaning ascribed to such term in Section
2.5(c).

         "Employees" means the employees of the Businesses employed on the Closing Date including those on pregnancy or sick leave, temporary lay-off or short-term or long-term disability.

         "Employee Benefit Plans" has the meaning set forth in Section 3.14.

         "Entity" means any Person other than a natural Person.

         "Environmental Laws" means all applicable federal, state, municipal and local laws, statutes, ordinances, by-laws, codes, orders, policies, guidelines, decrees, judgements or injunctions, principles of common law and regulations and other directives and decisions rendered in any ministry, department or administrative or regulatory agency relating to environmental health and safety, pollution or protection of the environment or the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         "Environmental Permits" has the meaning set forth in Section 3.13(b).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means any entity which is a member of (i) a controlled group of corporations (as defined in Section 414(b) of the Code),
(ii) a group of trades or businesses under common control (as defined in Section 414(c) of the Code) or (iii) any affiliated service group (as defined in Section 414(m) of the Code), any of which includes Seller.

         "Excluded Assets" means the following:

         (a) all cash, cash equivalents, bank accounts and certificates of deposit held by Seller (whether or not related to the Businesses);

         (b) all insurance policies of Seller and its Affiliates (whether or not relating to the Subject Assets);

         (c) all Income Tax installments paid by Seller and the right to receive any refund of Taxes paid by Seller, as provided in
                  Section 7.1;

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

         (d)      all refunds on Allowable Taxes as provided in Section 7.3;

         (e)      any receivables to be eliminated in accordance with Section
                  2.7;

         (f)      any asset listed or indicated to be retained by Seller in
                  Schedule 1(a), Schedule 2.7, or Schedule 3.6(b);

         (g) any employee benefit plans or plan assets, except as expressly provided by this Agreement;

         (h) any other asset of Seller or its Affiliates that is identified by this Agreement, the Schedules or Collateral Documents as not part of the Subject Assets; and

         (i) any distributor representative or sales representative agreements.

         "Executive Management" refers to the persons identified on Schedule 3.11(a), together with Robert M. Hansen, Art Fisher and Stephen J. Gluck.

         "FAR" means the Federal Acquisition Regulation, 48 CFR Chapter 1.

         "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

         "Final Determination" means (a) with respect to federal Income Taxes, a "determination" as defined in Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870AD and, with respect to Taxes other than federal Income Taxes, any final determination of liability in respect of a Tax that, under applicable law, is not subject to further appeal, review or modification through proceedings or otherwise (including the expiration of a statute of limitations or a period for the filing of claims for refunds, amended returns or appeals from adverse determinations), or (b) the payment of Tax by Seller, Buyer or any of their Affiliates, whichever is responsible for payment of such Tax liability under applicable law, with respect to any item disallowed or adjusted by a Taxing Authority, provided that such responsible party determines that no action should be taken to recoup such payment and the indemnifying party, if any, agrees.

         "Financial Statements" has the meaning set forth in Section 3.2.

         "FTC" means the United States Federal Trade Commission.

         "GAAP" means generally accepted accounting principles in the United States.

         "Government Bid" means any bid, proposal or offer made by Seller or any of its Affiliates in respect to the Businesses prior to the Closing Date which, if accepted, would result or may result in a Government Contract.

         "Government Contract" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, purchase order, delivery order, change order or other Contract of any kind between the Seller or any of its Affiliates in respect of the Businesses and (i) any Governmental Authority, (ii) any prime contractor of any Governmental Authority in its capacity as a prime contractor or (iii) any subcontractor with respect to any Contract of a type described in clauses (i) or (ii) above.

         "Government Disclosure" means any certification, representation, warranty or statement by Seller or any of its Affiliates in that capacity, or any agent or instrumentality thereof, which in any way relates to the operation of the Businesses or the Subject Assets.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any federal, state, local or foreign Entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission, court, or instrumentality of the United States, any State of the United States or political subdivision thereof, and any tribunal or arbitral authority of competent jurisdiction, and any self-regulatory organization.

         "Hazardous Substances" means each and every element, compound, chemical mixture, contaminant, pollutant material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law or the Release of which is prohibited or restricted under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

         (a) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") (codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C., and 42 U.S.C. ss.9601 et seq.), or the Superfund Amendments and Reauthorization Act of 1986 ("SARA") (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C., and 42 U.S.C.), each as amended, and regulations promulgated thereunder;

         (b) "hazardous waste" as defined in the Resource Conservation and Recovery Act ("RCRA") (42 U.S.C. ss.69011 et seq.), as amended, and regulations promulgated thereunder;

         (c) "hazardous materials" as defined in the Hazardous Materials Transportation Act, (49 U.S.C. ss.1801 et seq.), as amended, and regulations promulgated thereunder; and

         (d) "chemical substance or mixture" as defined in the Toxic Substances Control Act ("TSCA") (15 U.S.C. ss.2601 et seq.), as amended, and regulations promulgated thereunder.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Income Tax" means any federal, state, provincial, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

         "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "Indebtedness" means, as of any date of determination, without duplication, (a) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (b) any indebtedness evidenced by any note, bond, debenture or other debt security, and (c) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business).

         "Indemnity Period" has the meaning set forth in Section 10.1.

         "Initial Transfer Amount" has the meaning set forth in Section 6.4(c).

         "Initial Transfer Date" has the meaning set forth in Section 6.4(c).

         "IRS" means the Internal Revenue Service.

         "Intellectual Property" shall have the meaning assigned thereto under the terms of the Intellectual Property Agreement.

         "Intellectual Property Agreement" shall mean the Intellectual Property Agreement, substantially in the form attached hereto as Exhibit B, entered into between Buyer and Seller on the date hereof to become effective upon and in connection with the Closing, which shall control in the event of any conflict between the terms and provisions hereof and thereof, to the extent that said terms and provisions relate to Intellectual Property.

         "Knowledge" (including the term "to the knowledge of" or "to the Seller's knowledge") means the actual knowledge of the Executive Management, after due inquiry as shall be evidenced in Seller's case by obtaining appropriate certificates from Executive Management.

         "Laws" means (i) all constitutions, treaties, statutes, regulations, ordinances, rules, orders, codes, findings and other laws (including the common law) or authoritative pronouncements promulgated by a Governmental Authority,
(ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgement awards and decrees of, or other directives rendered by, or agreements with any Governmental Authority, all to the extent published or publicly available.

         "Leased Transferred Real Estate" has the meaning set forth in Section 3.6(a).

         "Licenses" means licenses, permits, registrations, approvals, franchises or other authorizations (other than any such license, permit, registration, approval, franchise or other authorization relating to any Intellectual Property), and means, when used as a verb, the act of granting a License.

         "Lien" means a restriction on voting or transfer or a pledge, lien, mortgage, hypothecation, collateral assignment, purchase option, charge, encumbrance, easement, covenant, restriction, title defect, encroachment or security interest of any kind.

         "Net Working Capital" shall mean, except as provided below, as calculated in accordance with and subject to Appendix II, as of any date, the sum of (a) billed accounts receivable (including any reserves for doubtful accounts), (b) unbilled accounts receivable including related progress payments and customer advances (but excluding contract loss reserves), (c) inventory (including all related valuation reserves), and (d) current prepaid expenses; reduced by the sum of (e) accounts payable, (f) accrued payroll and related payroll taxes, and (g) accrued vacation. Net Working Capital shall be calculated in accordance with Appendix II hereto (the "Net Working Capital Calculation")

         "NLRA" means the National Labor Relations Act, as amended.

         "Novation Agreement" has the meaning set forth in Section 5.13.

         "Orders" means judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency, arbitrator or other tribunal) and whether imposed or entered by consent.

         "Owned Transferred Real Estate" has the meaning set forth in Section 3.6(a).

         "Pension Plans" has the meaning set forth in Section 3.14(e).

         "Permitted Liens" means:

         (a) Liens for Taxes, assessments and governmental charges due and being contested in good faith and diligently by appropriate proceedings and for which adequate reserves have been established;

         (b) servitudes, easements, restrictions, rights-of-way, encroachments and other similar rights in real property or any interest therein, provided the same are not of such nature alone or together as to Adversely interfere with or Adversely Affect the current use of the property subject thereto or Adversely Affect its value;

         (c) Liens for Taxes either not due and payable or due but for which notice of assessment has not been given;

         (d) Liens that are not material to the Businesses and constitute mechanics', carriers', workers' or like liens incurred in the ordinary course of business for sums not yet due and payable or for sums being contested in good faith;

         (e) assignments of insurance provided to landlords (or their mortgagees) pursuant to the terms of any lease, and Liens or rights reserved in any lease for rent or for compliance with the terms of such lease;

         (f) security given to any public utility, municipality or government or to any statutory or public authority in connection with the operations of the Businesses, other than security for borrowed money;

         (g) the financing encumbrances described in Schedule 1(b), and any other liens, exceptions or encumbrances which do not, individually or in the aggregate, Adversely Affect the use or the enjoyment of the benefits of ownership of such property.

         "Person" means an individual, a corporation, a limited liability company, a partnership, a joint venture, association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

         "Post-Closing Tax Period" has the meaning set forth in Section 7.2(b).

         "Pre-Closing Tax Period" has the meaning set forth in Section 7.2(b).

         "Preliminary Closing Balance Sheet" has the meaning set forth in
Section 2.5(a).

         "Preliminary Net Working Capital Calculation" has the meaning set forth in Section 2.5(a).

         "Purchase Price" means One Hundred Sixty Million U.S. Dollars (U.S. $160,000,000), representing the aggregate cash consideration to be paid by Buyer to Seller at Closing pursuant hereto, as adjusted in accordance with Section 2.5.

         "PWC Report" has the meaning set forth in Section 2.5.

         "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including the moving of any materials through, into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

         "Represented Employees" has the meaning set forth in Section 6.7.

         "Resolution Period" has the meaning ascribed to such term in Section 2.5(c).

         "Retained Liabilities" means those contracts, debts, claims, commitments, obligations and liabilities of Seller and its Affiliates that are not Assumed Liabilities. Notwithstanding the foregoing or any other provision hereof, the following are Retained Liabilities:

         (a) any liabilities and obligations arising under any Environmental Law and relating to events occurring in connection with the ownership or operation of the Businesses prior to the Closing Date, including, but not limited to, any liability for the off-site treatment, transportation or disposal prior to the Closing Date of Hazardous Substances;

         (b) any liabilities and obligations arising from any Action affecting the rates and rate schedules submitted to the U.S. Government with respect to the Government Contracts included in the Subject Assets, for years 1996, 1997, 1998, and 1999;

         (c)      any payables to be eliminated in accordance with Section 2.7;

         (d) any amounts payable by Seller with respect to Taxes and for which Seller is responsible under Article 7;

         (e)      any liabilities and obligations relating to the Excluded
                  Assets; and

         (f)      those items indicated on the Schedules as being Retained
                  Liabilities.

         "Retained Receivables" has the meaning set forth in Section 2.7.

         "Returns" means returns, reports and forms required to be filed with any Governmental Authority.

         "Schedule" or "Schedules" means any Schedule hereto or of or pertaining to any such Schedule. The Schedules and all Appendices hereto are part of this Agreement, for all purposes hereof.

         "Section 4044 Amount" has the meaning set forth in Section 6.4(d).

         "Seller" has the meaning set forth in the first paragraph of this Agreement.

         "Seller Indemnified Parties" has the meaning set forth in Section 10.3.

         "Seller Pension Plan" has the meaning set forth in Section 6.4(a).

         "Seller's Agents" has the meaning set forth in Section 5.8.

         "Separate Counsel" has the meaning set forth in Section 10.4(b).

         "Subject Assets" means all of the property and assets exclusively or primarily used in connection with the Businesses (other than the Excluded Assets, and other than the Intellectual Property, as to which the Intellectual Property Agreement shall control) including Transferred Real Estate and rights of every nature, kind and description, tangible and intangible (including goodwill) whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired, including the Subject Assets set forth in Schedule 1(c).

         "Subsidiary" means, with respect to any Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors of which, or if no such voting stock is outstanding, a majority of the equity interests of which, is owned directly or indirectly, legally or beneficially, by such Person or any other Person controlled by such Person.

         "Supply Contracts" has the meaning set forth in Section 5.19.

         "Survey" has the meaning set forth in Section 8.8.

         "Target Net Working Capital" means $90,724,000.

         "Taxes" means all taxes (whether federal, state, provincial, local or foreign) based upon or measured by income and any other tax whatsoever, including, but not limited to, gross receipts, profits, capital, business, sales, use, occupation, goods and services, value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise or property taxes, together with any interest or penalties imposed with respect thereto.

         "Third Party Claim" means any Action by or before any Governmental Authority asserted by a Person other than any party hereto or their respective Affiliates which gives rise to a right of indemnification hereunder.

         "Title Company" refers to First American Title Insurance Company.

         "Title Policy" has the meaning set forth in Section 8.8.

         "Transfer Taxes" has the meaning set forth in Section 7.2(a).

         "Transferred Employees" has the meaning set forth in Section 6.1.

         "Transferred Real Estate" means the land, buildings and improvements constituting the facilities identified and described on Schedule 3.6(a) hereto.

         "True-Up Date" has the meaning set forth in Section 6.4(c).

         "WARN Act" means the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss.ss. 2101-2109, as amended.

                                   Article II.
                             Sale of Assets: Closing

         Section 2.1.  Purchase and Sale; Assumption of Liabilities.

         (a) On the basis of and subject to the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth herein, (x) Buyer hereby agrees to purchase from Seller and in consideration of the Purchase Price Seller hereby agrees to sell, convey, transfer, assign and deliver (or cause to be delivered) to Buyer, at the Closing, free and clear of all Liens (other than Permitted Liens), all of Seller's right title and interest (including any such interest held by an Affiliate of Seller on the date hereof) in and to the Subject Assets, and (y) effective upon the Closing, Seller hereby agrees to assign and Buyer hereby agrees to unconditionally assume and agrees to pay, satisfy, discharge, perform and fulfill when due in accordance with their terms, any and all Assumed Liabilities. All transactions at the Closing shall be deemed to be effective as of 5:00 p.m. on the Closing Date (Dallas Time), and events taking place and periods ending thereafter shall be deemed to have taken place or ended after the Closing Date.

         (b) Notwithstanding anything to the contrary herein, Seller shall retain all rights under and liabilities with respect to the Excluded Assets and the Retained Liabilities and Buyer shall have no rights under and no liabilities with respect to the Excluded Assets or the Retained Liabilities.

         Section 2.2.  Closing Documents. At the Closing:

         (a) Seller shall deliver to Buyer: (i) a General Assignment, Assumption and Bill of Sale in substantially the form attached hereto as Exhibit A (the "Bill of Sale and Assignment"), duly executed by Seller and Buyer, (ii) a special warranty deed in a form suitable for registration transferring the fee interest included in Owned Transferred Real Estate from Seller to Buyer, (iii) assignments of Seller's leasehold estates in the Leased Transferred Real Estate, and (iv) all such other good and sufficient instruments of conveyance, assignment and transfer, and such affidavits and other deeds, bills of sale, endorsements, consents, assignments, instruments, as shall be effective to transfer to and vest in Buyer all right, title and interest of Seller and its Affiliates, in and to the Subject Assets.

         (b) Buyer shall deliver to Seller (i) such good and sufficient instruments of assumption, as shall be effective to cause Buyer to assume the Assumed Liabilities; and (ii) pay by wire transfer the Purchase Price in immediately available funds to the account specified by Seller at least two (2) business days before the Closing.

         (c) Seller and Buyer shall deliver the certificates and other documents required to be delivered under Articles VIII and IX (together with the other documents otherwise referred to in this Section 2.2, the "Closing Documents").

         Section 2.3. Time and Place of Closing. The Closing shall take place on the Closing Date at 10:00 A.M., local time, at the offices of BakerBotts, L.L.P., in New York, New York, or such other place or time as the parties may agree.

         Section 2.4. Allocation of Asset Purchase Consideration. (a) The Purchase Price and the Assumed Liabilities and all other capitalizable costs (hereinafter, the "Consideration"), to the extent properly taken into account under applicable provisions of the Code, shall be allocated among each of the Subject Assets in accordance with an allocation schedule to be agreed upon between Buyer and Seller within 120 days following the Closing Date (the "Allocation"); provided, however, any allocation schedule agreed between Buyer and Seller shall not allocate more than $133 million of the Purchase Price to assets of Classes I, II, III, and IV as described in U.S. Department of Treasury Regulation ss.1.1060-1T, promulgated pursuant to the Code. Buyer and Seller agree to act in accordance with the allocations contained in the Allocation in any relevant Returns or similar filings. Any dispute regarding the Allocation not resolved within 120 days following the Closing Date, by agreement of the parties shall be resolved by the procedures set forth in Appendix I hereto.

         (b) Except as required by a Final Determination, Seller and Buyer agree to (i) be bound by the Allocation, (ii) act in accordance with the Allocation in the preparation of financial statements and filing of all Returns under the Code and in the course of any Tax audit, Tax review or Tax litigation relating thereto, and (iii) take no position and cause their Affiliates to take no position inconsistent with the Allocation for federal, state or provincial Income Tax purposes.

         Section 2.5. Purchase Price Adjustment. (a) As soon as practicable and in any event within 30 days following the Closing, Seller shall deliver to Buyer a preliminary, unaudited balance sheet (the "Preliminary Closing Balance Sheet") relating to the Businesses and a worksheet reflecting the calculation of the Net Working Capital of the Businesses as of the Closing Date (the "Preliminary Net Working Capital Calculation"). Simultaneously with the delivery to Buyer of the Preliminary Closing Balance Sheet and the Preliminary Net Working Capital Calculation, Seller shall either (i) transfer to Buyer (via wire transfer in accordance with instructions to be provided by Buyer) the amount by which Target Net Working Capital exceeds the Net Working Capital shown on the Preliminary Net Working Capital Calculation, or (ii) invoice Buyer for the amount ("Additional Purchase Price") by which the Net Working Capital on the Preliminary Net Working Capital Calculation exceeds the Target Net Working Capital. Buyer shall transfer to Seller the amount of any Additional Purchase Price (via wire transfer in accordance with instructions to be provided by Seller) within seven (7) days of the delivery of such invoice.

         (b) Upon completion of the Preliminary Net Working Capital Calculation, Seller shall engage Pricewaterhouse Coopers LLP ("PWC"), independent auditors for Seller, to perform an audit of the Preliminary Net Working Capital Calculation in accordance with the principles and procedures set forth in Appendix II hereto. PWC will be instructed to report on the Preliminary Net Working Capital Calculation (the "PWC Report"). The PWC Report and accompanying calculation of Net Working Capital ("Closing Date Net Working Capital") as of the Closing Date (the "Closing Date Net Working Capital Calculation") shall be delivered to Buyer within sixty (60) days following the Closing. During the preparation of the PWC Report and the period of any dispute within the contemplation of this Section 2.5, Buyer shall (i) provide Seller and Seller's authorized representatives with reasonable access to the Subject Assets and the Executive Management who accept employment with Buyer, (ii) provide Seller within fifteen (15) business days after the Closing Date with normal month-end closing financial information for the period ending on the Closing Date, and (iii) reasonably cooperate with Seller and Seller's authorized representatives, including the provision on a timely basis of all information reasonably necessary to enable Seller to prepare the PWC Report.

         (c) Seller shall deliver a copy of the PWC Report to Buyer promptly after it has been prepared. After receipt of the PWC Report, Buyer shall have thirty (30) days to conduct its review thereof and during such time shall have access to the work papers used in preparation thereof. Buyer and its authorized representatives shall have reasonable access to all relevant books and records and employees of Seller to the extent required to complete their review of the PWC Report. Buyer may dispute only those items reflected on the PWC Report which relate to Closing Date Net Working Capital and only on the basis that such amounts were not arrived at in accordance with Appendix II. Buyer shall only be entitled to dispute the PWC Report if Buyer's good faith estimate of the Closing Date Net Working Capital differs from the Closing Date Net Working Capital as shown on the PWC Report by an amount in excess of $500,000, after taking account of any prior payment of Additional Purchase Price or remittance under Section 2.5(a). Unless Buyer delivers written notice to Seller on or prior to the 30th day after Buyer's receipt of the PWC Report specifying in reasonable detail all disputed items and the basis therefor (a "Dispute Notice") and the amount in dispute is in excess of $500,000, after taking account of any prior payment of Additional Purchase Price or remittance under Section 2.5(a), Buyer shall be deemed to have accepted and agreed to the PWC Report. If Buyer so notifies Seller of its objection to the PWC Report, Buyer and Seller shall, within thirty
(30) days following such Dispute Notice (the "Resolution Period"), attempt to resolve their differences and any resolution by them as to any disputed amounts shall be final, binding, conclusive and non-appealable.

         For purposes hereof, "Final Closing Date Net Working Capital" shall mean the Closing Date Net Working Capital as agreed on by Buyer and Seller or determined pursuant to the procedures of Appendix II. If following resolution of any disputed amounts by agreement on or determination of Final Closing Date Net Working Capital, there do not remain in dispute amounts the aggregate net effect of which exceeds $500,000, then all amounts remaining in dispute shall be allocated 50% to Seller and 50% to Buyer.

         (d) If at the conclusion of the Resolution Period the aggregate net effect of all amounts remaining in dispute exceeds $500,000, then all amounts remaining in dispute shall be submitted to binding resolution in accordance with the provision and procedures of Appendix I hereto, which provisions and procedures are hereby incorporated by reference for all applicable purposes.

         (e) The Purchase Price shall be (i) increased dollar for dollar to the extent the Final Closing Date Net Working Capital exceeds Net Working Capital reflected in the Preliminary Closing Balance Sheet, subject to and after taking into account any payments made to Buyer or Seller under Section 2.5(a), above or
(ii) decreased dollar for dollar to the extent the Final Closing Date Net Working Capital is less than Net Working Capital reflected in the Preliminary Closing Balance Sheet, subject to and after taking into account any payments made to Buyer or Seller under Section 2.5(a). Any adjustments to the Purchase Price made pursuant to this Section 2.5 shall bear interest from the Closing Date through the date of payment at the annual rate of 8.5%. Any adjustments to the Purchase Price made pursuant to this Section 2.5 shall be paid by wire transfer in immediately available funds to the account specified by the party to whom such payment is owed within five (5) business days after the Final Closing Date Net Working Capital is agreed to by Buyer and Seller or any remaining disputed items are ultimately determined by the Accounting Neutral pursuant to subsection (d), above.

         Section 2.6. Nonassignable Contracts. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Contract, or any claim, contractual obligation or authorization of a Governmental Authority, lease, commitment, sales, service or purchase order, or any claim, right or benefit arising thereunder or resulting therefrom, if the Asset Purchase would be deemed an attempted assignment thereof without the required consent, approval or novation of a third party thereto and would constitute a breach thereof, or in any way Adversely Affect the rights of Seller or Buyer thereunder. Buyer acknowledges that the ability of the parties to obtain the consents contemplated hereunder may be affected by a change in the dynamics of the relevant market resulting from the Asset Purchase by the Buyer. Notwithstanding the foregoing, if such consent, approval or novation is not obtained, or if the consummation of the Asset Purchase would Adversely Affect the rights of Seller thereunder so that Buyer would not in fact receive the benefit of all such rights, Seller shall cooperate with Buyer in any arrangement designed to provide for the benefits thereof to Buyer, including without limitation subcontracting, sublicensing or subleasing to Buyer or enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the breach or cancellation by such third party or otherwise; and any assumption by Buyer of obligations thereunder in connection with the Asset Purchase which shall require the consent, approval or novation of any third party shall be made subject to such consent, approval or novation being obtained. Any third party cost (other than Contracts with customers of the Businesses) in connection with obtaining any such consent, approval or novation shall be borne 50% by Buyer and 50% by Seller. Nothing in this Section 2.6 should be deemed a waiver by Buyer of its rights to receive an effective assignment of all the Subject Assets.

         Section 2.7. Intercompany Accounts. As of the close of business on the day immediately preceding the Closing Date: (i) the Third-Party accounts receivable identified on Schedule 2.7 as being retained by Seller ("Retained Receivables") will be assigned to Seller or otherwise settled to Seller's satisfaction, and (ii) all intercompany receivables or payables and loans then existing, except for receivables and payables relating to materials sold or services rendered under Government Contracts and other Third-party Contracts (in each case to the extent reflected in the Final Closing Date Net Working Capital Calculation) between Seller (as it relates to the Businesses), on the one hand, and any other division or Affiliate of Seller, on the other hand, shall be settled to Seller's satisfaction in the case of each of (i) and (ii), by way of capital contribution (with respect to intercompany payables or loans due to any other division or Affiliate of Seller) or by way of dividend in kind (with respect to Retained Receivables).

                                  Article III.
                    Representations and Warranties of Seller

         Seller hereby represents and warrants to Buyer as follows:

         Section 3.1. Incorporation; Authorization; Conflicts; Etc. (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in each jurisdiction in which the nature of property owned or leased on behalf of Seller or the conduct of Seller requires it to be so qualified and has the requisite power and authority to own, lease and operate the Subject Assets and to conduct the Businesses, except where the failure to be in good standing or to be duly qualified to transact business, would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses or Seller.

         (b) Seller has all requisite corporate power and authority to own the properties and assets employed by Seller, to carry on Seller's business as it is now being conducted (including, without limitation, the Businesses), to execute and deliver this Agreement and the Collateral Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate proceedings on the part of Seller. This Agreement has been, and upon Closing the Collateral Documents will be, duly executed and delivered by Seller, and, assuming the due execution hereof and thereof by Buyer, this Agreement constitutes, and the Collateral Documents will constitute, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its respective terms. The execution, delivery and performance of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or violate any provision of the organizational documents of Seller or any of its Affiliates, (ii) conflict with or violate any provision of, or be an event that is (or with the passage of time will result in) a violation or default of, or result in the acceleration of or entitle any Person to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition of any Lien upon or the loss of any benefits of any of the Subject Assets pursuant to any material Contract or Order to which Seller or any of its Affiliates is a party or by which any of them is bound, or (iii) conflict with or violate any other material restriction of any kind or character to which Seller or any of its Affiliates or any of their Properties is subject, that, in the case of either of clauses (ii) or (iii), would, individually or in the aggregate, reasonably be expected to Adversely Affect the Businesses.

         (c) No person other than Buyer has any Contract to purchase or acquire from Seller any of the Subject Assets, other than (i) the sale of inventory in the ordinary course of the Businesses, or (ii) any such Contracts as a result of which Seller will not receive aggregate proceeds of greater than $1,000,000.

         (d) Subject to Section 2.6 of this Agreement, at the Closing, Seller will deliver to Buyer good and valid title to the Subject Assets free and clear of all Liens, except Permitted Liens.

         (e) Schedule 3.1(e) indicates all Contracts (other than Leases, which are separately scheduled) of the Businesses for which a Third Party's consent or approval is required for assignment or novation, except for Contracts for which the failure to obtain such consent or approval would not have an Adverse Effect.

         Section 3.2. Financial Statements. Attached hereto as Schedule 3.2 are copies of unaudited balance sheet and unaudited statements of income of the Businesses as of and for the ten months ended October 31, 1999 (collectively, the "Financial Statements"). The Financial Statements have been prepared for the internal business planning purposes of Seller in the conduct of the Businesses, and do not contain the adjustments necessary to conform with GAAP. All material intercompany receivables, payables or loans have been eliminated from the Financial Statements.

         Section 3.3. Undisclosed Liabilities. Except as described in Schedule
3.3 or the other Schedules hereto, and except as reflected, reserved against or otherwise disclosed in the Financial Statements, (i) on October 31, 1999, to the Seller's Knowledge there were no material liabilities or obligations relating to the Businesses and (ii) since October 31, 1999 Seller has not incurred any obligations or liabilities relating to the Businesses, other than obligations and liabilities incurred in the ordinary course of business consistent with past practice of the Businesses, except for such liabilities or obligations under clause (ii) above as would not reasonably be expected to have an Adverse Effect on the Businesses.

         Section 3.4. Absence of Certain Changes. Since October 31, 1999, Seller has carried on the Businesses and conducted its operations and affairs only in the ordinary and normal course consistent with past practice and there has not been any (i) Adverse Change in the financial condition, assets, liabilities or operations of the Businesses (except for any change resulting from general economic, financial or market conditions, or conditions or circumstances generally affecting the industry in which the Businesses is conducted), (ii) material damage, destruction or loss (whether or not covered by insurance) affecting the Subject Assets, (iii) action taken by Seller which, if taken between the date hereof and Closing, would be prohibited by Section 5.3 hereof; or (iv) waiver of rights where such waiver would have an Adverse Change on the Businesses.

         Section 3.5. Properties; Title to Assets. (a) Seller has (or will have prior to the Closing Date) good and valid title to, or holds by valid and existing lease or License, all real and tangible personal property constituting the Subject Assets, free and clear of all Liens except Permitted Liens.

         (b) The Subject Assets will, at the Closing Date, include all right, title and interest in and to all real and personal property, tangible and intangible, and exclusively or primarily used by Seller in the operation of the Businesses as conducted on the date hereof, other than (i) the Excluded Assets,
(ii) the Intellectual Property, for which the Intellectual Property Agreement will be applicable, (iii) goodwill related to Seller's trademarks, service marks and trade names, including the Trademarks as such term is defined under the Intellectual Property Agreement, and (iv) Seller's goodwill not associated with the Businesses.

         (c) The Subject Assets that are insurable are, in the reasonable judgment of Seller, adequately insured by financially sound and reputable insurers, except to the extent Seller self-insures on the date hereof, against all risks usually insured against by Persons owning or operating similar assets. All the Subject Assets have been adequately maintained and repaired for their continued operation and are in good working condition, subject to normal wear and tear, except where the failure to maintain and repair would not have an Adverse Effect on the Businesses.

         Section 3.6. Real Estate. (a) Schedule 3.6(a) sets forth the legal description of the Transferred Real Estate, which Seller represents (and the Title Policy, and Survey shall confirm) includes the land, buildings and improvements utilized by Seller in the operation of the Businesses at that location. Seller has the exclusive right to possess, use and occupy (other than any Person's right to use or occupy the Transferred Real Estate as a result of a Permitted Lien), subject to the terms on any leases of Leased Transferred Real Estate. Seller has good and valid title in fee simple indefeasible to all Transferred Real Estate listed on Schedule 3.6(a) as owned by Seller ("Owned Transferred Real Estate") free and clear of all Liens of any kind other than Permitted Liens. Seller has good and valid leasehold title to all Transferred Real Estate listed on Schedule 3.6(a) as leased by Seller ("Leased Transferred Real Estate"). Seller has such utilities and such rights of ingress and egress to and from the Transferred Real Estate which are adequate for the operation of the Businesses in the ordinary course. Seller represents (and Buyer's Title Policy shall, to the extent available in Texas, affirmatively insure) that, to the Seller's Knowledge: (i) the easement and development standards set forth in exhibits B and C attached to the deeds to the Owned Transferred Real Estate are not violated in any material respect by the existing uses and improvements; and
(ii) the grantor repurchase option in exhibit D to such deeds is no longer effective. Schedule 3.6(b) describes any real property interests to be retained by Seller ("Retained Real Estate").

         (b) To Seller's Knowledge, Seller enjoys (and as of the Closing Date, Buyer will enjoy) peaceful and quiet possession of the Leased Transferred Real Estate. Buyer has been provided with a true and complete copy of each lease and all amendments thereto pertaining to any Leased Transferred Real Estate. The rental amounts set forth in each lease represent the actual rental being paid, and there are no separate agreements or understanding amending or modifying such rental amounts.

         (c) To Seller's Knowledge, there are no condemnation proceedings or eminent domain proceedings of any kind pending against the Transferred Real Estate or any portion thereof, and no notice of any threatened condemnation proceedings or eminent domain proceedings of any kind against the Transferred Real Estate Assets or any portion thereof has been received by Seller.

         (d) To Seller's Knowledge, all improvements comprising part of the Owned Transferred Real Estate and the present use and conditions thereof do not violate: (i) any applicable deed restrictions or applicable covenants, restrictions or other similar agreements; (ii) any existing site plan approvals, zoning or subdivision regulations; or (iii) any urban redevelopment plans, as modified by any duly issued variances.

         (e) No permits, licenses or certificates pertaining to the ownership or operation of all improvements comprising part of the Transferred Real Estate, other than those that will be transferred with the Transferred Real Estate, are required by any Governmental Authority having jurisdiction over the Transferred Real Estate. All improvements located on any parcel of land comprising part of the Owned Transferred Real Estate are wholly within the lot limits of such parcel and do not encroach on any adjoining premises, and there are no encroachments on such parcel by any improvements located on any adjoining premises.

         Section 3.7. Litigation; Orders. Except as disclosed in Schedule 3.7, no Action is pending or, to the best of Seller's Knowledge, threatened against Seller, in respect of the Subject Assets or the Businesses, seeking unspecified damages, damages in excess of $100,000 or injunctive relief. Except as described in Schedule 3.7, as of the date hereof, there are no Orders against Seller or its properties or business that would, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses.

         Section 3.8. Material Contracts. Except as described in Schedule 3.8, the Subject Assets do not include any (a) employment or consulting agreement requiring payments of base compensation in excess of $100,000 per year, (b) distributor or manufacturer's representative Contract which is not terminable on 90 days (or less) notice, (c) partnership, joint venture or similar Contract,
(d) note, mortgage, indenture, other obligation, agreement or other instrument for or relating to any Indebtedness of $500,000 or more, (e) Contracts for the purchase by Seller or, after giving effect to the Asset Purchase, Buyer of goods and/or services involving an estimated total future payment or payments in excess of $500,000, (f) Contracts for the sale by Seller, or, after giving effect to the Asset Purchase, Buyer of goods and/or services relating to the Businesses and involving an estimated total future payment or payments in excess of $500,000, (g) other Contracts entered into other than in the ordinary course of business, involving an estimated total future payment or payments in excess of $500,000 (except as to Intellectual Property, as to which the Intellectual Property Agreement shall control), (h) teaming agreements, proprietary information, non-disclosure and non-competition covenants that would be binding on Buyer after the Closing, (i) material leases, licenses, permits, franchises and Governmental Approvals (except for any relating to Environmental Laws, for which Section 3.13 is applicable, and except as may relate to Transferred Real Estate, to which Section 3.6 applies) concerning or relating to the real property used in the Businesses and the loss of which would have an Adverse Effect on the Businesses, (j) collective bargaining agreements, except as terminable on not more than 30 days' notice without penalty or premium, and other material agreements and arrangements relating to or for the benefit of sales representatives, distributors, dealers, agents or other independent contractors except as terminable on not more than 30 days' notice, (k) asset purchase agreements, stock purchase agreements and other acquisition or divestiture agreements, including any agreements relating to the sale, lease or disposal of any assets of the Businesses for consideration in excess of $250,000 (other than sales of inventory in the ordinary course of business), (l) agreements or arrangements with respect to the representation of the Businesses in foreign countries except for Seller representatives as to whom such arrangements are not included in the Businesses, (m) contracts with an Affiliate, (n) any guarantee of the payment or performance of any Person or any agreement to indemnify any Person, or act as a surety, or other agreement to be contingently or secondarily liable for the obligations of any Person other than
(A) the endorsement of checks in the ordinary course of business, and (B) guarantees or agreements which individually do not exceed $50,000 or in the aggregate do not exceed $100,000; (o) any outstanding offer to sell goods and services involving an amount in excess of $1,000,000, or (p) any other material Contract, in each case, as to which Seller is the obligor or by which the Subject Assets or the Businesses may be bound.

         With respect to all such Contracts, except as described in Schedule 3.8, (i) Seller is not, and to Seller's Knowledge, no other party to any such Contract is in material breach thereof or material default thereunder; and (ii) there does not exist under any provision thereof any event that, with the giving of notice or the lapse of time or both, would constitute such a breach or default, except for such breaches, defaults and events as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses. Each Contract set forth on Schedule 3.8 is in full force and effect. Except as set forth on Schedule 3.8, to Seller's Knowledge no outstanding Government Bid or proposal (or series of related Government Bids and proposals) was bid, such that if accepted such Government Bid or proposal would reasonably be expected to generate a net loss to Seller in the performance thereof. Buyer has been furnished with access to all written Contracts included in the Subject Assets, together with all amendments, modifications or waivers thereto, with accurate summaries of oral Contracts.

         Section 3.9. Licenses, Approvals, Other Authorizations, Reports, Etc.
(a) Except as described in Schedule 3.9(a), Seller has all Licenses (except for Licenses under Environmental Laws for which Section 3.13 is applicable, and for Intellectual Property, as to which the Intellectual Property Agreement shall control) that are required in order to permit Seller to carry on the Businesses as it is presently conducted, except where the failure to have such Licenses would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses or the Subject Assets. All such Licenses are in full force and effect, and Seller is in compliance with the terms of such Licenses, except where the failure of such Licenses to be in full force and effect, or of Seller to be in compliance with such Licenses would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses or the Subject Assets.

         (b) Except for the filings, notifications, licenses, permits, certificates, registrations, consents and approvals described in Schedule 3.9(b) or which relate solely to the identity of Buyer or the nature of any business carried on by Buyer, Seller is not required to make any filing with, give any notice to or to obtain any License of any Governmental Authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

         Section 3.10. Labor Matters. Except as described in Schedule 3.10, Seller is not a party to any collective bargaining agreement or other Contract with any labor union or employee association nor made any written commitments to or conducted any negotiations with any labor union or employee association with respect to any future agreements and to Seller's Knowledge there are no current attempts to organize or establish any labor union or employee association with respect to any employees of Seller or of any contractor or agency with which Seller has a contract for the provision to the Businesses of personnel or the services of personnel, nor is there any certification of any such union with regard to a bargaining unit. Except as described in Schedule 3.10, since January 1, 1998, (i) there has not occurred or, to the Knowledge of Seller, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any Employees; and (ii) there are no material grievances currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to the Knowledge of Seller, threatened with respect to any Employee.

         Section 3.11. Executive Management and Employees. Schedule 3.11(a) lists all Executive Management of each of the Businesses. Seller has provided Buyer a complete and accurate list of the names of all Employees as of October 31, 1999. Schedule 3.11(b) lists all Employees who have been absent continually from work for a period in excess of one month, as well as the reason for their absence.

         Section 3.12. Compliance with Laws. Except as described in Schedule 3.12, the conduct of the Businesses by Seller complies in all material respects with all Laws and Orders applicable thereto. The various projects for which the Businesses are contractors for the U.S. Government and its agencies are conducted, to the Knowledge of Executive Management, in accordance with the laws, rules and regulations applicable to government contractors, except for such violations or failures to comply, if any, as would not reasonably be expected to have an Adverse Effect on the Businesses. Neither the Executive Management of the Businesses nor to their Knowledge any agent or representative of Seller or the Businesses has offered, paid, promised to pay or authorized the payments of any money, or offer, gift, promise to give or authorization of the giving of anything of value to any person, nor does the Seller know of any such act by the Businesses, in violation of the FCPA.

         Section 3.13. Environmental Matters. Except as set forth on Schedule 3.13:

         (a) Seller, in its operation of the Businesses, to the Knowledge of Executive Management, is in compliance with all applicable Environmental Laws except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Subject Assets.

         (b) Seller has or has applied for all Licenses required under Environmental Laws for the operation of the Businesses as presently conducted (the "Environmental Permits") and there are no violations, and no pending, or, to the Knowledge of Seller, threatened, investigations or proceedings with respect to such Environmental Permits except where the failure to have such Environmental Permits or where the violation, investigation or proceeding relating thereto would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses.

         (c) Since December, 1997, no written notice, notification, demand, request for information, citation, summons, complaint or Order has been received by, is pending, or, to the Knowledge of Seller, threatened, by any Person against Seller in connection with the Businesses nor has any material penalty been assessed against Seller for any alleged violation of any Environmental Law or liability thereunder, other than where such notice, notification, demand, request for information, citation, summons, complaint or Order has been fully resolved, or where resolution would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on the Businesses or the Subject Assets.

         Section 3.14. Employee Benefit Plans and Related Matters.

         (a) Schedule 3.14(a) lists each material pension, retirement, profit-sharing, deferred compensation, bonus, phantom stock, restricted stock plan, stock option plan, stock purchase plan, deferred compensation arrangement, other incentive plan, severance pay plan or policy, supplemental executive retirement plan or policy, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, or any other employee benefit plan, including any "employee benefit plan" as defined in Section 3(3) of ERISA, in which Seller contributes or is a party or is bound and under which it may have liability and under which employees or former employees of the Assets of the business being purchased by Buyer (or their beneficiaries) are eligible to participate or derive a benefit ("Employee Benefit Plans"). Seller has made available to Buyer true, correct and complete copies of all documents, summary plan descriptions, insurance contracts, third party administration contracts and all other documentation created to embody all Employee Benefit Plans, plus descriptions of any Employee Benefit Plans that have not been reduced to writing;

         (b) No material liability has been or is expected to be incurred by Seller under or pursuant to the Code or Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the code or ERISA relating to Employee Benefit Plans which could have any adverse impact upon Buyer;

         (c) Except as disclosed on Schedule 3.14(c) no Employee Benefit Plan is a "multiple employer plan" within the meaning of Section 413(c) of the Code, or a defined benefit plan within the meaning of Section 3(35) of ERISA;

         (d) Each of the Employee Benefit Plans listed in Schedule 3.14(a) is and has at all times been in compliance in all material respects with all applicable provisions of ERISA, the Code and other applicable Law;

         (e) Except as disclosed on Schedule 3.14(e), each Employee Benefit Plan that is an "employee pension benefit plan" as defined in Section 3(2) of ERISA (each a "Pension Plan") which is intended to meet the requirements of Section 401(a) of the Code now meet and since their inception have met, the requirements for qualification under Section 401(a) of the Code and nothing has occurred which would adversely affect the qualified status of any such Pension Plan other than such occurrences as may be corrected without resulting in an Adverse effect. Except as disclosed on Schedule 3.14(e), the IRS has issued a favorable determination letter with respect to the qualification under the Code of each Pension Plan and the IRS has not taken any action to revoke any such letter. Except as disclosed on Schedule 3.14(e), nothing has occurred since the date of the most recent IRS favorable determination letter which would reasonably be expected to cause the loss of such qualification or the imposition of any material liability or penalty under the Code;

         (f) Each fiduciary and every plan official of each Employee Benefit Plan is bonded to the extent required by Section 412 of ERISA. Except as disclosed on Schedule 3.14(f), those sections of all annual reports heretofore filed with the IRS, the Department of Labor and the Pension Benefit Guaranty Corporation by or on behalf of every Employee Benefit Plan which were required to be certified were only certified without qualification by the accountants or actuaries of such Employee Benefit Plan;

         (g) Except as specifically set forth in Schedule 3.14(g), the execution and performance of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional or subsequent event) constitute an event under any Employee Benefit Plan or individual agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, vesting or increase in material benefits with respect to any employee, former employee, consultant, agent or director of Seller. No payment will be made by Seller to any employee, former employee, director, consultant or agent of Seller which will or could be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code;

         (h) Except as disclosed on Schedule 3.14(h), at no time has Seller or any ERISA Affiliate contributed to, been required to contribute to, or incurred any withdrawal liability (within the meaning of Section 4201 of ERISA) with respect to any Employee Benefit Plan which is a multi-employer plan as defined in Section 3(37) of ERISA;

         (i) Each Employee Benefit Plan that is a "group health plan" (within the meaning of Section 4980B of the Code) maintained by Seller or any ERISA Affiliate has been administered in material compliance with the coverage continuation requirements contained in the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and as provided under Section 4980B of the Code and any regulations promulgated or proposed under the Code;

         (j) With respect to all Employee Benefit Plans which are funded, or are required by applicable Law to be funded, except as disclosed on Schedule 3.14(j), the present value of all accrued benefits (vested and non vested) of each such Employee Benefit Plan as of the Closing Date, will not exceed the fair market value of the assets of each such Employee Benefit Plan as of the Closing Date;

         (k) Seller and ERISA Affiliate have made all contributions required to be made to each Employee Benefit Plan under the terms of the plan and applicable Law. No prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Employee Benefit Plan listed, which could subject any Employee Benefit Plan or any related trust, Seller, Buyer, any ERISA Affiliate, or any director or employee of any of them to any material tax or penalty imposed under Section 4975 of the Code or Section 502(i) or 502(1) of ERISA, either directly or indirectly, and whether by way of indemnity or otherwise; and

         (l) Except as disclosed on Schedule 3.14(l), Seller does not maintain, sponsor or contribute to any plan or program providing retiree medical or life insurance benefits, except to the extent required by applicable Law.

         Section 3.15. Disclaimer Regarding Assets. Except as otherwise expressly provided in this Agreement or any Collateral Document, Buyer acknowledges that Seller has not made, and Seller hereby expressly disclaims and negates, any representation or warranty, express or implied, relating to the condition of any immovable property, movable property, equipment, inventory, machinery, fixtures and personal property constituting part of the Subject Assets (including, without limitation, (i) any implied or express warranty of merchantability, (ii) any implied or express warranty of fitness for a particular purpose, (iii) any implied or express warranty of conformity to models or samples of materials, (iv) any rights of Buyer under appropriate statutes to claim diminution of consideration or return of the Purchase Price,
(v) any implied or express warranty of freedom from vices or defects, whether known or unknown, (vi) any implied or express warranty of freedom from patent or trademark infringement, (vii) any and all implied warranties existing under applicable law now or hereafter in effect, and (viii) any implied or express warranty regarding environmental condition) it being the express intention of Buyer and Seller that (except to the extent expressly provided herein) the immovable property, movable property, equipment, inventory, machinery, fixtures and personal property shall be acquired by or conveyed to Buyer as is and in their present condition and state of repair and Buyer represents to Seller that Buyer has made or caused to be made such inspections with respect to the immovable property, movable property, equipment, inventory, machinery, fixtures and personal property as Buyer deems appropriate (including, without limitation, the environmental condition thereof) and (except to the extent provided to the contrary herein) Buyer will accept the immovable property, movable property, equipment, inventory, machinery, fixtures and personal property as is, in their present condition and state of repair.

         Section 3.16. Brokers, Finders. Other than First Union Securities, Inc. (and the Bowles Hollowell Conner division of First Union Capital Markets Corp.), the fees and expenses of which will be paid by Seller, Seller has not employed nor is it subject to any valid claim of, any broker, finder, consultant or other intermediary in connection with the Asset Purchase who might be entitled to a fee or commission from Buyer in connection therewith.

         Section 3.17. No Implied Representation. Notwithstanding anything contained in this Agreement, it is the explicit intent of each party hereto that Seller is making no representation or warranty whatsoever, express or implied, beyond those expressly given in this Agreement or the Collateral Documents, including any implied warranty or representation as to condition, merchantability, or suitability as to any of the Subject Assets and it is understood that, except as expressly warranted in this Agreement or the Collateral Documents, Buyer takes the Subject Assets as is and where is. It is understood that any cost estimates, projections or other predictions contained or referred to in the Schedules or in the offering materials that have been provided to Buyer are not and shall not be deemed to be representations or warranties of Seller.

         Section 3.18. Prohibited Transactions. To the Knowledge of Seller, none of Seller, its Affiliates or any of their respective employees, officers or other representatives has offered, paid, or agreed to pay any Person, including any Governmental Authority, directly or indirectly, any money or any other thing of value for the purpose of, or with the intent of obtaining or retaining any business included in the Businesses, other than pursuant to the Contracts included in the Subject Assets.

         Section 3.19. Insurance. Seller has insured the Subject Assets against loss or damage in the amount, scope and coverage usually and customarily obtained in the industry in which the Businesses operates, and such insurance coverage will be continued in full force and effect to and including the Closing Date. Schedule 3.19 sets out all insurance policies (specifying the insurer, the amount of coverage, the type of insurance, the policy number and any pending claims thereunder) maintained by Seller on the Subject Assets as of the date hereof. Seller is not in default in any material respect with regard to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in a due and timely fashion.

         Section 3.20. Year 2000. Seller has adopted and implemented a commercially reasonable plan to investigate and correct any "year 2000 problems" associated with (i) the operation of the Businesses; and (ii) the products manufactured and distributed by the Businesses. Seller, however, does not represent or warrant that this plan will find and correct all "year 2000 problems" which may arise in connection with the operation of the Businesses or the products manufactured thereby. Each of the computer-based systems of Seller used in connection with the Businesses, including its information data bases, accounting systems and data processing systems, as well as all other computer software or hardware owned or used by Seller in connection with the Businesses and each of the Subject Assets which are computer based, if properly operated and maintained, (a) records, stores, processes, calculates, presents and, where appropriate, inserts correctly entered and formatted time and accurate dates and calculations for calendar dates falling on or after (and if applicable, spans of time including) January 1, 2000, and records, stores, processes, calculates and presents correctly entered and formatted information or data dependent on or relating to such dates with the same functionality, data integrity and performance, as such item records, stores, processes, calculates and presents calendar dates on or before December 31, 1999, and in such fashion as to respond to two-digit date input in a way that eliminates all ambiguities as to the century of concern, and treats the year 2000 as a leap-year and correctly and accurately records and processes data and information with respect thereto; (b) loses no functionality with respect to the introduction of records, including back-up and archived information or data, containing dates falling on or after January 1, 2000; and (c) is interoperable with other software and hardware that may deliver records to such computer-based systems of Seller and computer-based Subject Assets or receive records from such computer-based systems of Seller and computer-based Subject Assets, or interact with such computer-based systems of Seller and computer-based Subject Assets, provided that such other software or hardware complies with the foregoing clauses (a) and (b) and is otherwise functional. Seller has made inquiries of each of its material suppliers used in connection with the Businesses regarding the Year 2000 readiness of all computer-based systems, software and hardware supplied to it by such suppliers, and has not received any notice that such systems, software and hardware will not be Year 2000 ready.

         Section 3.21. Government Contracts.

         (a) To the Knowledge of Executive Management, except as set forth in
Schedule 3.21(a), (i) none of the Employees, consultants or agents with respect to the Businesses is or during the last three (3) years has been (except as to routine security investigations) under administrative, civil or criminal investigation, indictment or information by any Governmental Authority, (ii) there is not any pending audit or investigation of the Businesses or any of their respective Employees or representatives with respect to the Businesses resulting in any Adverse finding with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid; and (iii) during the last three years, none of the Businesses has made a Government Disclosure with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid included in the Subject Assets or relating to the Businesses, in each case of (i) through (iii), above other than routine inquiries, audits and reconciliations such as do not constitute an Adverse Change. Except as set forth in Schedule 3.21(a), to the Knowledge of Executive Management, neither the Businesses or their Employees has made misstatements or omissions (other than may have been innocent and immaterial) arising under or relating to any Government Disclosure that has led or is expected to lead, either before or after the Closing Date, to any of the consequences set forth in clause (i) or (ii) of the immediately preceding sentence or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

         (b) Except as set forth in Schedule 3.21(b), to the Knowledge of Executive Management, there are (i) no outstanding claims against either by the U.S. Government or by any non-U.S. government or by any prime contractor, subcontractor or vendor arising under or relating to any Government Contract or Government Bid included in the Subject Assets or relating to the Businesses and
(ii) no disputes between the Businesses and the U.S. Government or any non-U.S. Government under the Contract Disputes Act or any other federal statute or between the Businesses and any prime contractor, subcontractor or vendor arising under or relating to any such Government Contract or Government Bid included in the Subject Assets or relating to the Businesses, except such as in each case are not reasonably expected to have an Adverse Effect on the Businesses.

         (c) Except as set forth in Schedule 3.21(c), neither the Businesses nor any of their respective Employees, consultants or agents is (or during the last three years has been) suspended or debarred from doing business with the U.S. Government or any non-U.S. government or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for U.S. Government or non-U.S. government contracting.

         (d) To Seller's Knowledge, no misstatement contained in schedules of Government-furnished equipment, provided to a Governmental Authority under any Government Contract, are reasonably expected to have an Adverse Effect.

         (e) Except as set forth on Schedule 3.21(e), the rates and rate schedules submitted to the U.S. Government with respect to the Government Contracts included in the Subject Assets have been closed for all years prior to 1996.

         Section 3.22. Government Furnished Equipment. Schedule 3.22 incorporates by reference to their location the most recent schedules delivered to the U.S. Government or any non-U.S. government which identifies by description or by inventory number certain equipment and fixtures loaned, bailed or otherwise furnished to or held by the Businesses by or on behalf of the U.S. Government or any non-U.S. government. Such schedules are maintained in the files of the respective projects and were accurate and complete and, as of the Closing Date, would contain only those additions and omit only those deletions of equipment and fixtures that have occurred in the ordinary course of business, except for such inaccuracies that could not reasonably be expected to Adversely Affect the Businesses, any of the Subject Assets, or Seller.

         Section 3.23. Absence of Changes. Except as set forth in Schedule 3.23, or the other Schedules hereto, since October 31, 1999, Seller has not:

         (a) suffered any material Adverse Effect in respect of the Subject Assets or the Business; and

         (b) operated the Businesses other than in the ordinary course.

         Section 3.24. Schedules. The inclusion of any item on any Schedule to this Agreement shall not be construed as an indication that such item is material in any respect.

                                   Article IV.
                     Representations and Warranties of Buyer

         Buyer hereby represents and warrants to Seller as follows:

         Section 4.1. Incorporation; Authorization; Etc. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Buyer has full corporate power to execute and deliver this Agreement and the Collateral Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Collateral Documents, the performance of Buyer's obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Buyer and no other corporate proceedings or actions on the part of Buyer, its Board of Directors or stockholders are necessary therefor. The execution, delivery and performance of this Agreement and the Collateral Documents will not (i) violate any provision of the charter or bylaws or similar organizational instrument of Buyer or any of its Subsidiaries, (ii) violate any provision of, or be an event that is (or with the passage of time will result in) a violation of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition of any lien upon or the creation of a security interest in any of Buyer's or any of its Subsidiaries' assets or properties pursuant to any Contract or Order to which Buyer or any of its Subsidiaries is a party or by which Buyer or any of its Subsidiaries is bound, or (iii) violate or conflict with any other material restriction of any kind or character to which Buyer or any of its Subsidiaries is subject, that, in the case of either of clauses (ii) or (iii), would, individually or in the aggregate, reasonably be expected to have an Adverse Effect on Buyer or Buyer and its subsidiaries, taken as a whole. This Agreement has been, and upon Closing the Collateral Documents will be, duly executed and delivered by Buyer, and, assuming the due execution hereof and thereof by Seller, this Agreement constitutes, and the Collateral Documents will constitute, the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms.

         Section 4.2. Brokers, Finders, Etc. Buyer has not employed, and is not subject to the valid claim of, any broker, finder, consultant or other intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission from Seller in connection with such transactions.

         Section 4.3. Consents, Approvals, Other Authorizations. Other than filings under the HSR Act, no filing, notice to or authorization, consent or approval of, any Governmental Authority is required to be made, filed, given or obtained by Buyer or any of its Affiliates, in connection with the consummation of the Asset Purchase except for (i) those that become applicable solely as a result of the specific regulatory status of Seller, or (ii) the failure to make, file, give or obtain which would not, individually or in the aggregate, reasonably be expected to have an Adverse Effect on Buyer.

         Section 4.4. Acquisition of Subject Assets and Operation of the Businesses for Investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Businesses and the Subject Assets, its assumption of the Assumed Liabilities and its operation of the Businesses.

         Section 4.5. Financial Capability. Buyer has all requisite financial capacity, and without limitation has, or has received firm written commitments from financially responsible third parties to obtain, all funds necessary to consummate the Asset Purchase and to pay related fees and expenses.

         Section 4.6. No Financing Contingency. Buyer's financial condition is fairly reflected in its most recent Report on Form 10-Q, and Buyer's obligations under this Agreement are not subject to any contingency of financing.

                                   Article V.
                          Covenants of Seller and Buyer

         Section 5.1. Investigation of Business; Access to Properties, Records.
(a) Seller shall afford to representatives of Buyer reasonable access to the offices, plants, properties, books and records, employees and other representatives of Seller during normal business hours, in order that Buyer may have full opportunity to make such investigations as it desires of the affairs of Seller to the extent such affairs relate to the Businesses, the Subject Assets and the Assumed Liabilities; provided, however, that such investigation shall not unreasonably disrupt the personnel and operations of Seller. At Buyer's request and expense, Seller shall cooperate with Buyer in arranging any meetings as Buyer may reasonably request with (i) Employees; (ii) customers, suppliers, distributors or others who have a business relationship with Seller in respect of the Businesses; and (iii) auditors and accountants engaged to provide services to Seller who have knowledge of matters relating to the Businesses or the Subject Assets. Seller shall furnish, or cause to be furnished, to Buyer and its representatives financial and operating data and other information that is available or can be compiled without reasonable disruption of Seller's business relating to the Businesses as Buyer shall from time to time reasonably request. If, in the course of any investigation pursuant to this Section 5.1, any of Buyer's representatives listed on Schedule 10.2 hereof has actual knowledge of any material breach of any representation or warranty contained in this Agreement or any circumstances or conditions that upon Closing would constitute such a breach, Buyer covenants that it will inform Seller. Any failure of Buyer to inform Seller pursuant to the next preceding sentence will not affect any indemnification claim of Buyer except to the extent provided in Section 10.2(b).

         (b) Any information provided to Buyer or its representatives pursuant to this Agreement shall be held by Buyer and its representatives in accordance with, and shall be subject to the terms of, the Confidentiality Agreement dated October 1, 1999 by and between Seller and Buyer, which is hereby incorporated in this Agreement as though fully set forth herein. Upon the Closing, such Confidentiality Agreement shall terminate automatically without further action by the parties.

         (c) Buyer agrees to (i) maintain the books and records of the Businesses, consistent with past practice, and not to destroy or dispose of any thereof for a period of six (6) years from the Closing


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

Date or such longer time as may be required by Law, and (ii) following the Closing Date to afford Seller, its accountants and counsel, during normal business hours, upon reasonable request, reasonable access to such books, records and other data and to the Transferred Employees to the extent that such access may be requested for responding to Governmental Authorities, defending or prosecuting litigation and preparation of Income Tax Returns and other tax filings (in case of (ii) Seller will reimburse Buyer's actual, out-of-pocket cost). Buyer shall have the same rights, and Seller the same obligations, as are set forth above in this Section 5.1(c), with respect to any books, records and other data or personnel of Seller pertaining to the Businesses, the Subject Assets or to the Assumed Liabilities that are retained by Seller, with the exception of Returns relating to Taxes that are not the responsibility of Buyer.

         Section 5.2. Commercially Reasonable Efforts; Obtaining Consents. (a) Subject to the terms and conditions herein provided, each of Seller and Buyer agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable, the transactions contemplated by this Agreement and to cooperate with the other in connection with the foregoing, including commercially reasonable efforts (i) to obtain all necessary waivers, consents and approvals from other parties to material Contracts and Licenses, (ii) to obtain all consents, approvals and authorizations that are required to be obtained under any Law including without limitation those under the HSR Act, (iii) to lift or rescind any Order adversely affecting the ability of the parties hereto to consummate the Asset Purchase,
(iv) to effect all necessary registrations and filings including filings under the HSR Act and submissions of information requested by Governmental Authorities (it being understood by the parties that the filings required of such party or any of its subsidiaries or Affiliates under the HSR Act with respect to the transactions contemplated by this Agreement shall be filed promptly following the date of this Agreement), and (v) to fulfill all conditions to this Agreement (it being understood that such efforts shall not include any requirement of either party to expend material sums of money, divest any assets or businesses, or grant any material financial or other accommodation). Seller and Buyer shall furnish to each other such information and assistance as the other may reasonably request in connection with their preparation of any such required filings or submissions. Seller and Buyer further covenant and agree, with respect to a threatened or pending Order or Law that would adversely affect the ability of the parties hereto to consummate the Asset Purchase, to use their respective commercially reasonable efforts to prevent the entry, enactment or promulgation thereof, as the case may be (it being understood that such efforts shall not include any requirement of Seller to expend material sums of money, divest any assets or businesses, or grant any material financial or other accommodation).

         (b) Seller and Buyer shall cooperate to obtain third party consents to the assignment or novation of Contracts, including the software licenses listed on Schedule 3.1(e), using commercially reasonable efforts to minimize the costs to both Buyer and Seller.

         (c) Buyer agrees to use commercially reasonable efforts to resolve such objections, if any, as the Antitrust Division, the FTC or any other Governmental Authority may assert with respect to the Asset Purchase under any applicable law or regulation prior to the expiration of any applicable waiting periods under the HSR Act; provided, however, that Buyer shall not be required (i) to divest assets or businesses; or (ii) to provide any undertakings or comply with any condition that, in its good faith judgment, would diminish Buyer's rights under this Agreement, or would materially alter the benefits to Buyer contemplated by this Agreement.

         (d) In case at any time after the Closing any further action is reasonably necessary or desirable to carry out the purposes of this Section 5.2, the proper officers and/or directors of Buyer or Seller, as the case may be, including, to the extent applicable, any Entity designated to hold the Subject Assets, shall take all such necessary action.

         (e) Either party hereto shall promptly inform the other of any material communication from the Antitrust Division, the FTC or any other Governmental Authority regarding any of the transactions contemplated hereby. If either party or any Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority with respect to the transactions contemplated hereby, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Buyer will advise Seller promptly in respect of any understandings, undertakings or agreements (oral or written) which Buyer proposes to make or enter into with the Antitrust Division, the FTC or any other Governmental Authority in connection with the transactions contemplated hereby.

         Section 5.3. Conduct of the Businesses. From the date hereof through the Closing, except as described in Schedule 5.3 or as otherwise expressly provided for in this Agreement and, except as consented to or approved by Buyer in writing, Seller covenants and agrees that, with respect to the Businesses:

         (a) Seller shall conduct the Businesses in the ordinary and usual course in all material respects in accordance with past practices;

         (b) except as otherwise provided for in this Agreement, Seller shall not (i) assume, issue, incur or guarantee any obligation for Indebtedness, any debt securities or warrants or rights to acquire any debt securities, enter into any "keep well" or other arrangement to maintain the financial statement condition of any Person or enter into any Contract having the economic effect on the Businesses of any of the foregoing, in any case, which would constitute, or increase Buyer's obligation respecting, an Assumed Liability, (ii) cancel or compromise, except in the ordinary course of business consistent with past practice, any debts owed to it that would constitute, or decrease the value of Buyer's right respecting, a Subject Asset or (iii) waive or release any rights of material value relating to the Subject Assets or (iv) make any Tax election, make or change any method of accounting with respect to Taxes, or settle or compromise any proceeding relating to any material Tax regarding the Businesses;

         (c) except in the ordinary course of business and consistent with past practice, Seller shall not (i) sell, transfer, distribute as a dividend in kind or otherwise dispose of any Subject Assets (other than inventory in the ordinary course of business consistent with past practice), (ii) create or permit to exist any new Lien on any Subject Asset (other than a Permitted Lien), or (iii) enter into any joint venture, partnership or other similar arrangement or form any other new material arrangement for the conduct of the Businesses;

         (d) except for increases in the base compensation for employees who are not officers of the Businesses or performing the duties of officers, in the ordinary course of business or as required by Law, Contract or the terms of any Plan existing on the date hereof, Seller shall not hereafter (i) increase the base compensation of, or enter into any new bonus or incentive agreement or arrangement not consistent with Seller's policies respecting such agreements with, any of the Employees; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit to any Employee, whether past or present not otherwise required by Contract or under any Plan in effect on the date hereof;
(iii) enter into any new, or amend any existing, employment, severance, consulting or other compensation agreement with any Employee; or (iv) commit itself to any pension, profit sharing, deferred compensation, group insurance, severance pay, retirement or other Plan, fund or similar arrangement in addition to those in effect on the date hereof and intended exclusively for the Employees, or amend or commit itself to amend any of such Plans or similar plans intended for the benefit of Seller's employees generally if the effect thereof would exclusively benefit the Employees; provided, however, that retention agreements, bonuses, severance payments or other incentives committed to or to be committed to in connection with or in contemplation of the Asset Purchase or a similar transaction as described in Schedule 5.3 may be paid by Seller at or prior to Closing;

         (e) Seller shall maintain its books, accounts and records relating to the Businesses in the usual, regular and ordinary manner, on a basis consistent with past practice, and comply with and perform in all material respects all Laws and Contracts and other obligations applicable to it or the Businesses;

         (f) Seller shall maintain in full force and effect insurance with respect to the Subject Assets, the Employees and the Business consistent with past practices;

         (g) Seller shall not enter into any single, new Contract which is not terminable without penalty by Seller following Closing which involves consideration in excess of $2,000,000.00;

         (h) Seller shall not (i) make any prepayment or other payment on or in respect of indebtedness unless required by the terms thereof on the date of this Agreement or (ii) enter into or engage in any transaction with any Affiliate except as is required by an existing agreement and such additional arrangements as shall occur in the ordinary course of business, all as set forth or summarized in Schedule 5.3;

         (i) Seller shall not acquire or agree to acquire in any manner any business or any Entity;

         (j) Seller shall not acquire or agree to acquire any assets that are material, individually or in the aggregate, to the Businesses, or make or agree to make any capital expenditures except as may be necessary to maintain and protect that Subject Assets and which under GAAP are treated as capital expenditures; (provided that the aggregate amount of capital expenditures permitted by this exception shall not exceed $50,000 for any individual expenditure and $250,000 in the aggregate) other than as indicated on Schedule 5.3;

         (k) Seller shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction, of liabilities or obligations in the ordinary course of business consistent with past practice or in accordance with their terms as in effect on the date hereof, or transfer any rights of material value or modify or change in any document, other than in the ordinary course of business consistent with past practice;

         (l) Seller shall not change any material accounting principle;

         (m) Seller shall not make any changes in Seller's methods, practices or procedures relating to accounts receivable, accounts payable or credit policies (including without limitation extending its trade receivables or making any changes to its receivables write-off policies or changing its payables cycle policies); and

         (n) Seller shall not, and shall not permit any of its Affiliates to, authorize any of, or commit or agree to take any of the foregoing actions in Sections 5.3(b)-(m).

         Section 5.4. Preservation of Business. From the date hereof to the Closing Date, subject to the terms and conditions of this Agreement, Seller shall use commercially reasonable efforts (i) to preserve the Subject Assets and the Businesses intact, (ii) to keep available to Buyer the services of the Employees, and (iii) to preserve the good will of customers and others having business relations with Seller to the extent such business relations relate to the Subject Assets.

         Section 5.5. Further Assurances. Seller and Buyer agree that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be reasonably required or desirable to carry out the purposes and intent of this Agreement, including (i) allocating rights and obligations under Contracts and other arrangements, if any, relating to business of Seller and its Affiliates (other than the Businesses), on the one hand, and relating to the Businesses on the other, and (ii) allocating rights and obligations under Contracts and other arrangements, if any, relating to the Assumed Liabilities. In case at any time after the Closing Date, any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary or desirable action.

         Section 5.6. Public Announcements. Seller and Buyer will consult with each other before issuing, or permitting any agent or Affiliate to issue, any press releases or otherwise making or permitting any agent or Affiliate to make, any public statements with respect to this Agreement and the transactions contemplated hereby, except as may be required by applicable Law or any listing agreement with any securities exchange.

         Section 5.7. Services. Buyer and Seller shall negotiate in good faith on a "Transition Services Agreement" providing for the provision of the services summarized on Appendix III hereto or otherwise reasonably agreed to by Buyer and Seller as necessary for the continued operation of the Businesses, at Seller's cost (including general and administrative overhead allocation).

         Section 5.8. Other Offers. From the date hereof until the termination of this Agreement in accordance with Article XI hereof, Seller will not, and will take reasonable actions to the end that its Affiliates will not, and will not authorize or permit any of their respective officers, directors or employees or any investment bankers, financial advisors, attorneys, accountants or other representatives (collectively, "Seller's Agents") to, directly or indirectly,
(i) take any action to solicit, initiate or encourage or take any other action to facilitate (including by way of furnishing information or assistance) any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to any Acquisition Proposal (as hereinafter defined), (ii) enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or (iii) authorize or permit any of the Seller's Agents to take any of the foregoing prohibited actions. The term "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, the acquisition of any material portion of the Subject Assets or the Businesses, other than the transactions contemplated by this Agreement. Seller will not enter into any negotiations with respect to any Acquisition Proposal by any Person other than the Buyer.

         Section 5.9. Non-Compete and Non-Solicitation. (a) Prior to January 1, 2004, Seller will not, and will cause its Affiliates not to, directly or indirectly, develop, manufacture, sell, distribute, support or provide products and services that compete with the types of products and services developed, manufactured, sold, distributed, supported or serviced by the Businesses (including their predecessors) on or prior to the Closing Date; provided, however, that this provision will not restrict or prevent other units of Seller from selling the types of products or providing services which they sell or provide on the date hereof.

         (b) Seller agrees that for a period of twenty-four (24) months from and after the date hereof it shall not, and it shall cause each of its Affiliates not to, without Buyer's prior written consent, employ or solicit for employment any Person that it or they know to be employed by Buyer, (or any of its Affiliates) in the Businesses (at that time) and in connection with the Businesses, unless such Person's employment with Buyer or its Affiliates was terminated by Buyer or its Affiliates prior to such action by Seller, or any of its Affiliates; provided nothing herein shall apply to general advertisements or solicitation not directed at the Employees.


         Section 5.10. Notices of Certain Events. Each of Seller and Buyer shall promptly notify the other of:

         (a) any notice or other communication of which either party has knowledge from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any Actions commenced, or to the knowledge of either party, threatened against, relating to, involving or otherwise affecting, the Subject Assets or the Businesses (including the Transferred Real Estate) which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Articles III, IV or V or which relate to the consummation of the transactions contemplated by this Agreement; and

         (c) any Adverse Change in the business, assets, condition (financial otherwise), operations of the Businesses or the Subject Assets or of any event that would materially impair Seller's ability to perform its obligations under this Agreement.

         Section 5.11. No Inconsistent Action. The parties hereto shall not take any action inconsistent with their obligations under this Agreement or which could materially hinder or delay the consummation of the transactions contemplated by this Agreement. None of the parties hereto shall take or omit to take any action that could result in any of their respective representations and warranties not being true in all material respects on the Closing Date.

         Section 5.12. Post-Closing Confidentiality. The parties agree that, for a period of ten (10) years following the Closing Date: (a) Seller will not, and will cause its Affiliates not to, disclose, give, use, or otherwise divulge any Buyer's confidential or secret information, including with respect to the Businesses or the Subject Assets, and (b) Buyer will not, and will cause its Affiliates not to, disclose, give, use or otherwise divulge any of Seller's confidential information not related to the Businesses or the Subject Assets, including in each case but not limited to any technology, process, trade secrets, know-how, other intellectual property rights, strategies, financial statements or other financial information not otherwise publicly available, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, data or ideas). Notwithstanding the foregoing, a party may disclose such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of applicable Law or of any national securities exchange (but subject to the following provisions of this Section), (ii) if the same currently is, or hereafter is, in the public domain through no fault of such party, (iii) if the same is later acquired by such party from another source and such party is not aware that such source is under an obligation to another Person to keep such information confidential, or
(iv) if the same is independently developed by Affiliates of such party without any knowledge thereof. If such party or any of its Affiliates (the "Disclosing Party") is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such information, the Disclosing Party shall provide the other party with prompt written notice of any such request or requirement so that the other party may seek, at its expense, a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of a protective order or other remedy or the receipt of a waiver by the other party, the Disclosing Party nonetheless, based on the advice of counsel, is required to disclose such information to any tribunal, the Disclosing Party, without liability hereunder, may disclose that portion of such information which such counsel advises the Disclosing Party it is legally required to disclose. The parties agree to give reasonable notice to its employees of the ongoing requirements of this Section. Notwithstanding the foregoing, neither party shall be liable for damages for any inadvertent disclosure of any confidential or secret information of the other party where (a) the appropriate degree of care has been exercised and (b) such inadvertent disclosure does not Adversely Affect such party; provided that upon notice of such inadvertent disclosure it shall have been endeavored to correct the effects thereof and to prevent any further inadvertent disclosure.

         Section 5.13. Government Contract Novation. As soon as is reasonably practicable following the Closing, Seller shall, in accordance with FAR Part 42,
Section 42.12, submit in writing to each Responsible Contracting Officer (as such term is defined in FAR Part 42, Section 42.102(a)), a request for the U.S. Government to (i) recognize Buyer as the successor interest to all of the Government Contracts being sold, assigned, transferred and conveyed to Buyer in accordance with this Agreement, and (ii) enter into a novation agreement (the "Novation Agreement") substantially in the form contemplated by such regulations. Seller shall use commercially reasonable efforts to obtain all consents, approvals and waivers required for the purpose of processing, entering into and completing the Novation Agreement with regard to any of the Government Contracts, including responding to any reasonable requests for information by the U.S. Government with regard to such Novation Agreement. Buyer shall provide to Seller and each Responsible Contracting Officer all information reasonably necessary to obtain the consent of the U.S. Government to recognize Buyer as the successor in interest to all of the Government Contracts being sold, assigned, transferred and conveyed to Buyer in accordance with this Agreement. Buyer shall use commercially reasonable efforts to obtain all consents, approvals and waivers required for the purpose of processing, entering into and completing the Novation Agreement with regard to any of the Government Contracts including responding to any requests for information by the U.S. Government with regard to such Novation Agreement.

         Section 5.14. Binghamton Facility. (a) Prior to the Closing Date, Seller will use commercially reasonable efforts to assist Buyer in maintaining the operations of the Businesses at the Binghamton Facility by providing access to the Employees at the Binghamton Facility to allow Buyer to solicit those Employees to stay in the employ of the Businesses.

         (b) Buyer will use reasonable commercial efforts to obtain as promptly as practicable from the owner/landlord of the Binghamton Facility a lease for the continued occupancy and use of such premises in the Businesses, subject to Seller's rights under the Access Agreement, attached as Exhibit C hereto. In the event Buyer has not obtained its own lease concerning the Binghamton Facility on or before February 1, 2000, then Seller shall have a period of sixty (60) days commencing February 1, 2000 to conclude a prime lease that would permit continued use of the Binghamton Facility in the Businesses upon terms generally consistent with Seller's existing Lease for the Binghamton Facility, in which case Buyer shall enter into a sublease with Seller for such purpose, subject to the Access Agreement. In the event Seller is unable to conclude such lease within such 60-day period, then either party hereto may terminate this Agreement on notice to the other.

         (c) Notwithstanding anything to the contrary herein or any Collateral Document, Buyer shall not be obligated to vacate the Binghamton Facility on or before December 31, 2001, and Buyer shall not lose the benefit of any indemnification for environmental matters solely by reason of Buyer's remaining in the Binghamton Facility on or after December 31, 2001.

         Section 5.15. Buyer's SEC Financial Reporting. The Seller shall accord Buyer and its independent auditors full access to the books and records of the Businesses, to enable Buyer to prepare the following: (i) audited historical financial statements for the Businesses for the fiscal year ending December 31, 1999, including unaudited quarterly income statements, and (ii) unaudited historical financial statements for the Businesses for any interim period after December 31, 1999 but before the Closing Date as required, in accordance with the rules and regulations of the U.S. Securities and Exchange Commission ("SEC"), for purposes of Buyer's preparation of its SEC filings or any other filings which must or may be undertaken by the Buyer in connection with the consummation of transactions contemplated herein or subsequent financing transactions related thereto.

         Section 5.16. Sharing of Retention Commitments Amounts. Seller will reimburse Buyer for: (i) 100% of any amounts paid by Buyer to Employees at the Binghamton Facility, and to other, non-Binghamton Employees of the Businesses for those retention payments becoming due within 30 days following the Closing; and (ii) 50% of all other such amounts paid by Buyer to non-Binghamton Employees, in each case pursuant to Seller's retention agreements and commitments to Employees, as such payments are made by Buyer; provided, however, that Seller's obligation relates only to payments under Seller's original commitments prior to Closing, and not to any subsequent increase of benefits to the Employee. Seller shall pay interest at the rate of 8.5% per annum from the date that Buyer provides Seller with an invoice for such amounts if such invoices are not paid within 15 days.

         Section 5.17. Payments. Each party promptly shall deliver to the other any cash, checks or other instruments of payment to which the other is entitled and shall hold the same in trust for the other until such delivery.

         Section 5.18. Insurance. Seller shall cooperate with Buyer in order to afford Buyer the full benefit of all insurance policies and all rights thereunder (including rights to causes of action, lawsuits, claims and demands, rights of recovery and set-off) covering the Businesses and the Subject Assets, and proceeds under or with respect to such insurance policies, for periods prior to the Closing to the extent claims thereunder relate to any of the Subject Assets or the Assumed Liabilities; provided that Buyer shall be responsible for the increased out-of-pocket costs to Seller of affording such benefits to Buyer, if any.

         Section 5.19. Supply Contracts. In the case of each Contract (including any intercompany work order or similar support arrangement) in effect on the Closing Date under which either of the Businesses supplies any products to Seller or any of its Affiliates, or Seller or any of its Affiliates supplies any products to either of the Businesses (each such Contract being referred to hereinafter as a "Supply Contract"), Buyer and Seller shall honor, and cause their respective Affiliates to honor, all the terms (including, without limitation, pricing) of such Supply Contract for the current term of such Supply Contract. The aforesaid obligation shall also apply to the terms set forth in any written and mutually agreed proposal for the supply of products by or to the Businesses pending on the Closing Date, in the event that Seller or any of Affiliates, on the one hand, and Buyer or any of its Affiliates, on the other hand, enter into a Supply Contract relating to such proposal after the Closing. In the case of any new Supply Contract with respect to the Businesses entered into by Seller or any of its Affiliates, on the one hand, and Buyer or any of its Affiliates on the other hand, after the Closing (and for which a written proposal is not pending on the Closing Date), Buyer and Seller agree that the terms thereof shall be the best commercial terms (including, without limitation, pricing) available to similarly situated buyers under similar, market-based facts and circumstances.

         Section 5.20. Research and Experimental Expenses. Seller will use reasonably efforts to furnish to the Buyer as reasonably practicable, but in no event more than 180 days after Closing, a letter, on Seller's letterhead, setting forth all information reasonably requested relating to the base period research expenses and any other information to allow Buyer to claim research and experimental credits in accordance with the relevant sections of the Code and Treasury Regulations promulgated thereunder. If all of the requested or required information is not in Seller's possession, then Seller will use its reasonable efforts to obtain the same.

         Section 5.21. W-2 Issues. Seller and Buyer shall mutually agree promptly after the Closing to address W-2 issues; e.g., successor method or alternative method.

                                   Article VI.
                      Employees and Employee Benefit Plans

         Section 6.1. Employment of Employees of the Business. Buyer shall offer employment, effective as of the Closing Date, to each of the Employees listed on
Schedule 6.1 attached hereto and who is employed by Seller (and who is not on long-term disability, and if on short-term disability only upon a return to work), on the Closing Date, and at wages substantially comparable to his or her then current wage or salary level; provided, however, that each such Employee consents to the transfer of his or her personnel records to Buyer. Those Employees who accept such offers of employment and become employees of Buyer shall be referred to herein as the "Transferred Employees." Buyer and Seller shall cooperate and use commercially reasonable efforts to minimize all costs of severance pay and benefits, if any, to which an Employee is entitled that are incurred with respect to any such Employee who fails to become a Transferred Employee, including any refusal of such Employee to accept an offer of employment or otherwise, and Buyer and Seller shall bear equally all such costs of severance pay and benefits.

         Section 6.2.  Certain Benefit Plan Matters.

         (a) Following the Closing Date and through December 31, 2000, Buyer shall provide Transferred Employees with defined benefit, defined contribution, life insurance, medical coverage and other employee welfare benefit plans (within the meaning of Section 3(1) of ERISA), on a basis substantially comparable in the aggregate to those provided Transferred Employees on the date hereof; provided however, that Buyer shall not be required to provide any of the Transferred Employees with any stock-based plans relating to equity securities (or their equivalent, such as phantom stock plans or SARs) or incentive plans based on the achievement of financial targets. Nothing herein shall preclude Seller from continuing to administer stock-based and incentive plans for service with Seller through the Closing Date.

         (b) For purposes of vesting and any period of service requirements or commencement of participation with respect to any employee benefit plan of Buyer, each Transferred Employee shall receive credit of his or her term of service with Seller.

         Section 6.3. Access to Books and Records. As soon as practicable after the Closing Date, Buyer shall receive from Seller (a) such information concerning each Transferred Employee's period of employment with Seller as Buyer may reasonably require to determine service for eligibility, vesting and benefit accrual purposes and (b) such information concerning the terms of Seller's Employee Benefit Plans and concerning each Transferred Employee's benefit utilization under welfare benefit plans as Buyer may reasonably require to comply with Section 6.2 of this Agreement.

         Section 6.4. Defined Benefit Plan.

         (a) Buyer shall, effective as of the Closing Date, establish or cause to be established a defined benefit pension plan (the "Buyer Pension Plan") for the benefit of the Transferred Employees who as of the closing Date are covered by a Seller defined benefit pension plan (each a "Seller Pension Plan" and collectively, the "Seller Pension Plans") (the "Covered Employees"; the names of all Covered Employees shall be set forth on a schedule to be furnished by Buyer to Seller within 30 days after the Closing Date).

         (b) The Buyer Pension Plan shall provide benefits for each Covered Employee as follows:

              As of the Closing Date, Seller shall fully vest each such Covered Employee in his or her accrued benefit under the applicable Seller Pension Plan, with respect to employment prior to the Closing Date, and subject to the provisions of Section 6.4(c) and (d) hereof, the Buyer Pension Plan shall, in the aggregate, provide benefit levels reasonably comparable to the applicable Seller Pension Plan. The Buyer Pension Plan shall recognize for all purposes under such Plan, including eligibility, vesting and benefit accrual, all service and compensation recognized by the Seller Pension Plan on the Closing Date with respect to Transferred Employees, provided, that Seller shall have supplied Buyer with such information within a reasonable period of time, not to exceed six (6) months, after the Closing Date; and with respect to those Covered Employees who were participants in the contributory portion of the Seller's Non-Bargaining Retirement Plan as of the Closing Date, the benefit formula, employee contribution, early retirement subsidy and cost of living adjustment provisions therein will be continued under Buyer's Pension Plan through December 31, 2002.

         (c) Transfers of assets and liabilities from a Seller Pension Plan to Buyer Pension Plan shall be made in accordance with the provisions of this
Section 6.4(c). Within 120 days of the Closing Date ("Initial Transfer Date"), Seller shall cause its appropriate pension trusts to make an initial transfer of assets in cash, equal to 85% of the amount estimated by Seller in good faith to be equal to the Final Transfer Amount (as defined below) with respect to each Seller Pension Plan (using the same assumptions and methodologies consistent with Section 6.4(d) ("Initial Transfer Amount")). In addition, prior to the Initial Transfer Date, Seller shall provide Buyer with evidence reasonably satisfactory to Buyer that the appropriate Seller Pension Plans remain qualified under Section 401(a) of the Code. As soon as practicable after the final determination of the amounts to be transferred ("True-Up Date"), Seller shall cause a second transfer to be made in cash of the True-Up Amount. The "True-Up Amount" shall be equal to the Final Transfer Amount minus Initial Transfer Amount, reduced by benefit payments after the Closing Date and then, adjusting for Earnings attributable to the assets transferred, where the Final Transfer Amount is calculated in accordance with Section 6.4(d). Earnings applied to the Final Transfer Amount shall be calculated on the basis of the earnings of all assets in Seller's trust for the period after the Closing Date through the date of the Final Transfer Amount, as offset by the Initial Transfer Amount, and with earnings of all assets in Seller's trust pro rated for the time period from the date of the Initial Transfer to the Final Transfer Date. If the Initial Transfer Amount exceeds the Final Transfer Amount with respect to any plan, as soon as practicable following such determination by Seller and after notice by Seller to Buyer, Buyer shall cause a transfer to be made to the respective Seller Pension Plan equal to the excess of the Initial Transfer Amount over the Final Transfer Amount, adjusted to reflect a pro rata portion of Earnings in Buyer's trust from the last day of the month in which the Closing occurs. The True-Up

Amount shall be transferred in cash. Unless the parties agree otherwise, all transfers will occur on the last business day of a month. Notwithstanding anything contained herein to the contrary, the transfers contemplated by this
Section 6.4(c) shall be determined in accordance with Section 414(l) of the Code and Treasury Regulation 1.414(l)-1.

         (d) The Final Transfer Amount ("Final Transfer Amount") is the Actuarial Accrued Liability for the Transferred Employees, as determined under CAS412, as of the Closing Date but in no event will the amount transferred be less than the amount required to satisfy Section 414(1) of the Code. If the Actuarial Accrued Liability of all participants in the respective plan is equal to or more than the fair market value of the assets in that plan, then Seller shall instead cause its actuary to determine the Final Transfer Amount as equal to the amount of assets allocable to the liabilities of Covered Employees participating in that plan based on Section 4044 of ERISA ("Section 4044 Amount"). The Actuarial Accrued Liability shall be determined using the interest and mortality rate assumption described in the next sentence and for all other demographics (e.g., retirement, turnover, disability) those actuarial assumptions and methods used in the most recent actuarial valuation of the Seller Pension Plan, as specified in Schedule 6.4. The interest rate assumption shall be the rates promulgated by the PBGC for the valuation of plans that terminate in the month in which the Closing Date occurs (the "Interest Rate"); and the mortality rates shall be those specified in the 1983 Group Annuity Mortality Table (without margins). For purposes of these calculations all employees are 100% vested and any termination benefits shall be assumed to be payable in accordance with the rates referred to above.

         (e) While the transfer of the Transferred Assets is pending, Seller agrees to cause the trustee of the Seller Pension Plans to continue to pay current benefits to Covered Employees as they become due.

         (f) Buyer shall have the right to appoint an independent actuary ("Buyer's Actuary") for the purpose of verifying whether the calculation of the Actuarial Accrued Liability by Seller's Actuary under Section 6.4(c) and of the amount of Transferred Assets is correct (based on the method and assumptions set forth in Section 6.4(d)). Such amount as certified by Seller's Actuary shall be final, conclusive and binding on Seller and Buyer unless, within 30 days after the delivery of such certification by Seller's Actuary to Buyer's Actuary, together with such supporting information as Buyer's Actuary may reasonably request, Buyer's Actuary shall notify Seller's Actuary of its disagreement with such amount. If any such disagreement is not resolved to the satisfaction of Seller and Buyer within 60 days of Seller's receipt of such notification (or within such longer period as Seller and Buyer shall mutually agree), either Seller or Buyer may elect to have the calculation submitted for resolution to a third independent actuary appointed mutually by Seller and Buyer, whose determination shall be made in 30 days and shall be conclusive, final and binding. The expenses of Buyer's Actuary shall be borne by Buyer; the expenses of Seller's Actuary shall be borne by Seller; and the expenses of any third actuary shall be borne equally by Buyer and Seller.

         (g) Buyer agrees that upon the initial transfer of the Transferred Assets from the Seller Pension Plan to the Buyer Pension Plan, the Buyer Pension Plan shall assume all liability of the Seller Pension Plan for the accrued benefits of Covered Employees, and that such transfer shall be in full discharge of all obligations of the Seller Pension Plan for such benefits with respect to such Covered Employees. Seller agrees to indemnify the Buyer Pension Plan and Buyer, their trustees and other fiduciaries and affiliates and each of their shareholders, officers, directors, employees, agents and attorneys and save each such person harmless against any and all liabilities, claims, damages, costs and expenses (including any and all expenses reasonably incurred in investigating, preparing or defending against litigation commenced or threatened or in settlement of any such claim), relating to or incurred in defending against (i) a claim that any of the transactions contemplated by Section 6.4 of this Agreement are not in accordance with the terms of the Seller Pension Plan or applicable law, (ii) any error in the data concerning any Covered Employee disclosed by Seller to Buyer pursuant to this Section 6.4, or (iii) any inaccuracy in the certification furnished pursuant to Section 6.4(c). Buyer agrees to indemnify the Seller Pension Plan and Seller, their trustees and other fiduciaries and affiliates and each of their officers, directors, employees, agents and attorneys and save each such person harmless against any and all liabilities, claims, damages, costs and expenses (including any and all expenses reasonably incurred in investigating, preparing or defending against litigation commenced or threatened or in settlement of any such claim) relating to or incurred in defending against any claim arising out of the failure of the Buyer Pension Plan to pay as contemplated by this Section 6.4.

         Section 6.5 Retiree Medical Benefits. Buyer shall provide retiree medical coverage for those Transferred Employees who, as of the Closing Date, were covered by an Employee Benefit Plan of Seller providing for such benefits. With respect to (x) those Transferred Employees who, as of the Closing Date, were participants in the contributory portion of the Raytheon Non-Bargaining Retirement Plan, and (y) those Transferred Employees who were given company-paid retiree medical benefits by contract, including but not limited to former employees of MESC Holdings, Inc., The Perkin-Elmer Corporation and Honeywell, Inc. (and their respective qualified dependents), all as required by Section
(8)(d)(iv) of the Employee Matters Agreements in the Raytheon Hughes merger. Buyer will provide company-paid retiree medical benefits substantially comparable in value to such benefits as of the Closing Date for a period at least from the Closing Date through December 31, 2002, and thereafter will continue such company-paid retiree medical benefits that are substantially comparable to and for as long as retiree medical benefits are provided generally to other employees of Buyer, its successors and its subsidiaries. Subsequent to the Closing Date, Seller shall retain no liability for provision of retiree medical benefits to the Transferred Employees, all of such liability, if any, having been assumed by Buyer.

         Section 6.6 WARN Act. The Buyer agrees that, for a period of 60 days after the Closing Date, it will not cause any of the Transferred Employees to suffer "employment loss" for purposes of the WARN Act, and related regulations if such employment loss could create any WARN-related liability for the Seller, unless the Buyer delivers notices under the WARN Act in such a manner and at such a time that Seller bears no liability with respect thereto.

         Section 6.7 Represented Employees. On and after the Closing Date, the Buyer shall provide benefits to Transferred Employees in units represented for collective bargaining, works council or other collective representation purposes ("Represented Employees") in compliance with the applicable collective bargaining agreement and the requirements of applicable laws, including the NLRA. Without limitation, Buyer will honor and perform any obligation as a successor employer either through Seller's collective bargaining agreements or by operation of applicable law. Any changes in the benefits for Transferred Employees will be made only after notice to and consultation with the recognized collective bargaining, works council or other applicable representative, as and to the extent required by the NLRA and any other applicable labor law.

                                  Article VII.
                                   Tax Matters

         Seller covenants for the benefit of Buyer, and Buyer covenants for the benefit of Seller, as follows:

         Section 7.1. Taxes and Refunds.

         (a) Seller shall be responsible for and shall pay all Taxes with respect to taxable periods (or portions thereof) ending on or before the Closing Date with respect to the Businesses or the use of the Subject Assets, and Seller shall be entitled to any refunds or credits of Taxes attributable to or arising in taxable periods ending on or before the Closing Date.

         (b) Buyer shall be responsible for and shall pay all Taxes with respect to taxable periods (or portions thereof) commencing on the first day after the Closing Date with respect to the Businesses or the use of the Subject Assets, and Buyer shall be entitled to any refunds or credits of Taxes attributable to or arising in taxable periods commencing on the first day after the Closing Date.

         Section 7.2. Allocation of Transfer and Property Taxes.

         (a) All excise, sales, use, value added, registration, stamp, recording, documentary, conveyancing, franchise, property, transfer, gains and similar Taxes, levies, charges and fees including any deficiencies, interest, penalties, additions to tax or additional amounts excluding any Income Taxes (collectively, "Transfer Taxes") incurred in connection with the Asset Purchase (including Transfer Taxes incurred by transactions pursuant to transfers under the Intellectual Property Agreement or other Collateral Documents) shall be borne by Seller. Buyer and Seller shall use reasonable efforts to minimize the amount of all Transfer Taxes and shall cooperate in providing each other with any appropriate resale exemption certifications and other similar documentation. The party that is required by applicable law to make the filings, reports, or returns and to handle any audits or controversies with respect to any applicable Transfer Taxes shall do so, and the other party shall cooperate with respect thereto as necessary.

         (b) All real property taxes, personal property taxes and similar ad valorem obligations levied with respect to the Subject Assets for a taxable period which includes (but does not end on) the Closing Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer based on the number of days of such taxable period which fall on or before the Closing Date (this and any other tax period which includes one or more days falling on or before the Closing Date, a "Pre-Closing Tax Period") and the number of days of such taxable period after the Closing Date (a "Post-Closing Tax Period"). Seller shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such taxes that is attributable to the Post-Closing Tax Period. Upon receipt of any bill for real or personal property taxes relating to the Subject Assets, each of Seller and Buyer shall present a statement to the other setting forth the amount of reimbursement to which each is entitled under this Section together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the other within 30 days after delivery of such statement. In the event that either Seller or Buyer shall make any payment for which it is entitled to reimbursement under this Section, the other party shall make such reimbursement promptly but in no event later than ten (10) days after the presentation of a statement setting forth the amount or reimbursement to which the presenting party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of reimbursement.

         Section 7.3. Allowable Taxes. (a) For purposes of this Section, "Allowable Tax" shall mean the allocable share of any Tax of Seller or any of its Affiliates which is an allowable cost under FAR and associated regulations and agreements between Seller and any U.S. governmental entity, allocated based on the Seller's existing finance policy (as it is in effect on the date hereof).

         (b) If Seller has paid (or reimbursed Buyer for) any Allowable Tax which is attributable to a Pre-Closing Tax Period, Buyer agrees to repay to Seller promptly upon receipt any portion of such Allowable Tax that Buyer or any of its Affiliates is ultimately able to recover from the United States government.

         (c) If Buyer or any of its Affiliates receives a refund with respect to an Allowable Tax that is attributable to a Pre-Closing Tax Period, Buyer shall pay to Seller the amount of such refund reduced by the amount, if any, that Buyer will be required to pay to the United States government or suffer by reason of offset in accordance with FAR and associated regulations and agreements between Seller and any U.S. governmental entity. If Seller receives a refund after the Closing Date with respect to an Allowable Tax that is attributable to a Pre-Closing Tax Period, Seller will pay to Buyer the amount, if any, which Buyer will be required to pay to the U.S. government, or suffers by reason of an offset, in accordance with the foregoing regulations.

         (d) Seller and Buyer agree to cooperate with respect to the calculation of any amounts payable pursuant to this Section and to give each other written notice of events reasonably likely to result in the increase or decrease of any Allowable Tax attributable to a Pre-Closing Tax Period.

         Section 7.4. Cooperation. Buyer and Seller agree to furnish or cause to be furnished to each other, (with the requesting party reimbursing the furnishing party for the actual out-of-pocket cost of the furnishing party), upon request, as promptly as practicable, such information and assistance relating to the Subject Assets (including, without limitation, access to books and records) as is reasonably necessary for the filing of all Tax Returns, the making of any election relating to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax. Buyer and Seller shall retain, consistent with past practice, all books and records with respect to Taxes pertaining to the Subject Assets for a period of at least six (6) years following the Closing Date. At the end of such period, each party shall provide the other with at least sixty (60) days prior written notice before destroying any such books and records, during which period the party receiving such notice can elect to take possession, at its own expense, of such books and records. Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding relating to Taxes involving the Subject Assets. If either party becomes aware of any pending or threatened assessment, official inquiry, examination or proceeding that could result in an official determination with respect to Taxes due or payable the responsibility for which rests with the other party hereto, such party shall promptly so notify the other party in writing.

                                  Article VIII.
                    Conditions of Buyer's Obligation to Close

         Buyer's obligation to consummate the Asset Purchase shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions:

         Section 8.1. Representations, Warranties and Covenants of Seller. (a) The representations and warranties of Seller contained in this Agreement and under the Collateral Documents that are qualified by materiality (including pursuant to the definition of "Adverse") shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, in each case, on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except for representations and warranties that speak as of a specific date or time, which need only be true and correct as of such date or time).

         (b) Seller shall have performed in all material respects each obligation and agreement and shall have complied in all material respects with each covenant to be performed and complied with by it hereunder and under the Collateral Documents at or prior to the Closing (other than Seller's obligations under Section 2.2(a) and (c) with respect to delivery of documents of transfer of the Subject Assets at the Closing, which shall be performed in all respects).

         (c) Buyer shall receive at or prior to the Closing an appropriate certificate of an authorized officer of Seller, which may rely on attached certificates of the Executive Management of the Businesses, as to the matters set forth in Sections 8.1(a) and (b), dated the Closing Date.

         Section 8.2. Filings; Consents; Waiting Periods. All waiting periods applicable under the HSR Act shall have expired or been terminated or the required rulings, certificates or orders received and all registrations, filings, applications, notices, consents, approvals, orders, qualifications and waivers listed in Schedule 8.2 shall have been filed, made or obtained.

         Section 8.3. No Actions. No Action shall be pending or threatened by any Person to enjoin, restrict or prohibit the purchase and sale of the Subject Assets contemplated hereby; and there shall be no Law or Order in effect that restrains or prohibits consummation of the transactions contemplated hereby.

         Section 8.4. Intellectual Property Agreement, Etc. On or before the Closing Date, Seller shall enter into the Intellectual Property Agreement. Notwithstanding anything contained herein, the conveyance or licensing of, and any and all representations and warranties relating to, any and all Intellectual Property shall be in the manner and to the extent set forth under the Intellectual Property Agreement. On or before the Closing Date, Seller shall also enter into the Transition Services Agreement.

         Section 8.5. Adverse Changes. Since October 31, 1999, there shall have been no Adverse Change in the Subject Assets or in the financial condition or results of operation of the Businesses.

         Section 8.6. Binghamton Facility. The Buyer will have the opportunity to enter into a lease or sublease of the Binghamton Facility to allow the Buyer to occupy the Binghamton Facility, subject to the Access Agreement set forth in Exhibit C, on terms generally consistent with Seller's existing lease.

         Section 8.7. Certain Transfer Documents. Seller shall have delivered to Buyer at the Closing all documents, certificates and agreements necessary to transfer to Buyer title to the Subject Assets, free and clear of any and all Liens thereon, other than Permitted Liens, including:

                  (i) executed special warranty deed for the Owned Transferred Real Estate and a bill of sale, assignment and general conveyance with respect to the Subject Assets, each dated the Closing Date; and

                  (ii) assignments of all Contracts, Intellectual Property, leases, and any other agreements and instruments constituting Subject Assets, dated the Closing Date, assigning to Buyer all of Seller's right, title and interest therein and thereto.

         Section 8.8. Title Policies. Prior to or at Closing, Buyer shall acquire from the Title Company an owner's policy of title insurance (the "Title Policy") issued to Buyer with respect to the Owned Transferred Real Estate, in the amount of the Purchase Price allocated thereto, insuring Buyer and issued as of the Closing Date by the Title Company, showing the Owned Transferred Real Estate and improvements thereon, showing no Liens or restrictions (other than Permitted Liens and standard printed exceptions). Buyer shall have received a survey (the "Survey") of the Owned Transferred Real Estate, in form and substance reasonably satisfactory to Buyer, performed by a surveyor reasonably acceptable to Buyer which shall not reflect any state of facts inconsistent in any material respect with the requirements of this Agreement and which shall be in form and substance customary for the transfer of real estate of this kind in this location.

         Section 8.9. FIRPTA Certificate. Buyer shall have received a certificate of Seller setting forth the name, address and federal tax identification of Seller and stating that Seller is not a "foreign person" within the meaning of Section 1445 of the Code, such certificate to be in the form set forth in the Treasury Regulations thereunder.

                                   Article IX.
                   Conditions to Seller's Obligation to Close

          Seller's obligation to consummate the Asset Purchase is subject to the satisfaction on or prior to the Closing Date of all of the following conditions:

         Section 9.1. Representations, Warranties and Covenants of Buyer. (a) The representations and warranties of Buyer contained in this Agreement and under the Collateral Documents that are qualified by materiality (including pursuant to the definition of "Adverse") shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except for representations and warranties that speak as of a specific date or time, which need only be true and correct as of such date or time).

         (b) Buyer shall have performed in all material respects each obligation and agreement and shall have complied in all material respects with each covenant to be performed and complied with by it hereunder and under the Collateral Documents at or prior to the Closing (other than Buyer's obligations under Section 2.2(a), (b), and (c) with respect to delivery of the Purchase Price and documents reflecting Buyer's assumption of the Assumed Liabilities at the Closing, which shall be performed in all respects).

         (c) Seller shall receive at or prior to the Closing an appropriate certificate of an authorized officer of Buyer, as to the matters set forth in Sections 9.1(a) and (b), dated the Closing Date.

         Section 9.2. Filings: Consents: Waiting Periods. All waiting periods applicable under the HSR Act shall have expired or been terminated or the required rulings, certificates or orders received and all registrations, filings, applications, notices, consents, approvals, orders, qualifications and waivers listed on Schedule 9.2 shall have been filed, made or obtained.

         Section 9.3. No Actions. No Action shall be pending or threatened by any Person to enjoin, restrict or prohibit the purchase and sale of the Subject Assets contemplated hereby; and there shall be no Law or Order in effect that restrains or prohibits consummation of the transactions contemplated hereby.

         Section 9.4. Intellectual Property Agreement, Etc. On or before the Closing Date, Buyer shall enter into the Intellectual Property Agreement. Notwithstanding anything contained herein, the conveyance or licensing of, and any and all representations and warranties relating to, any and all Intellectual Property shall be in the manner and to the extent set forth under the Intellectual Property Agreement. On or before the Closing Date, Buyer shall also enter into the Transition Services Agreement.

         Section 9.5. Binghamton Facility. The Buyer will have entered into a lease or sublease of the Binghamton Facility, subject to the Access Agreement set forth in Exhibit C, on terms generally consistent with Seller's existing Lease.

                                   Article X.
                            Survival: Indemnification

         Section 10.1. Survival Periods. All representations and warranties contained or made in this Agreement or any Collateral Document shall survive for a period of eighteen (18) months following the Closing; provided that the representations and warranties of Section 3.13 (Environmental Matters), and
Section 3.14 (Employee Benefits) shall survive the Closing for a period of twenty-four (24) months, and Sections 3.1(d) and 3.5(a) (Title to Assets) shall survive indefinitely (as applicable, the "Indemnity Period"). No claim for indemnification for breach of any representation or warranty may be asserted after the expiration of the Indemnity Period. Notwithstanding anything herein to the contrary, any representation or warranty which is the subject of a claim which is asserted in writing prior to the expiration of the Indemnity Period shall survive with respect to such claim or any dispute with respect thereto until the final resolution thereof. All covenants and agreements contained or made in, or in connection with, this Agreement or any Collateral Document shall survive the Closing.

         Section 10.2. Indemnification by Seller. (a) From and after the Closing Date, Seller shall indemnify and hold harmless Buyer, its Affiliates, each of their respective directors, officers, shareholders, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Buyer Indemnified Parties") from and against any and all damages, claims, losses, expenses, costs, taxes, interest, penalties, fines, obligations and liabilities, including without limitation liabilities for all reasonable attorneys', accountants', and experts' fees and expenses including those incurred to enforce the terms of this Agreement (collectively, "Covered Liabilities"), suffered, directly or indirectly, by, or asserted against, any of the Buyer Indemnified Parties by reason of, in connection with, relating to or arising out of (i) any of the Excluded Assets or the Retained Liabilities, including any Retained Liability based on negligence, gross negligence, strict liability or any other theory of liability, whether in law (whether common or statutory) or equity, (ii) any breach by Seller of, or any inaccuracy in, any representation or warranty of Seller contained in this Agreement or in any Collateral Document, or (iii) any breach or non-performance by Seller of any covenant or obligation to be performed by it which is contained in this Agreement, any Collateral Agreement, or in any agreement, certificate or other document delivered pursuant hereto or thereto; provided, however, that in no event shall Seller be required to pay or otherwise be liable for any Covered Liabilities with respect to claims made under or relating to Section 10.2(a)(ii) hereof (other than a breach of representation contained in Section 3.5(a) hereof) unless and until the aggregate amount of all such costs and expenses hereunder exceeds 1.5% of the Purchase Price, in which case Seller shall be liable for all such amounts in excess of 1.5% thereof up to a maximum of 15% of the Purchase Price.

         (b) Anything in this Section to the contrary notwithstanding, in the event one of Buyer's representatives listed on Schedule 10.2 hereof has actual knowledge on or prior to the Closing Date (i) of any non-material breach, incompleteness or inaccuracy of, or non-material error in, any representation and warranty of Seller, which Seller could have cured had Buyer notified Seller as required by Section 5.2 hereof, or (ii) of any material breach, incompleteness or inaccuracy of, or material error in, any representations or warranty of Seller, then, in either such event, Buyer shall be deemed to have waived any right thereafter to assert any claim for indemnification or otherwise with respect to any such material breach, incompleteness or inaccuracy or material error so known.

         Section 10.3. Indemnification by Buyer. From and after the Closing Date, Buyer shall indemnify and hold harmless Seller, its Affiliates, each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Seller Indemnified Parties") from and against, any and all Covered Liabilities suffered, directly or indirectly, by or asserted against any of the Seller Indemnified Parties by reason of, in connection with, relating to or arising out of (i) any Assumed Liability including any Assumed Liability based on negligence, gross negligence, strict liability or any other theory of liability, whether in law (whether common or statutory) or equity, (ii) any breach by Buyer of, or any inaccuracy in, any representation or warranty of Buyer contained herein or in any Collateral Document, or (iii) any breach or non-performance by Buyer of any covenant or obligation to be performed by it which is contained in this Agreement, any Collateral Documents or in any agreement, certificate or document delivered pursuant hereto or thereto; provided, however, that in no event shall Buyer be required to pay or otherwise be liable for any Covered Liabilities with respect to claims made under or relating to clause (ii) of this Section 10.3 unless and until the aggregate amount of all such costs and expenses hereunder exceeds 1.5% of the Purchase Price, in which case Buyer shall be liable for all such amounts in excess of 1.5% thereof up to a maximum of 15% of the Purchase Price.

         Section 10.4. Indemnification Procedures. (a) If any indemnified party receives notice of the assertion of any Third Party Claim with respect to which an indemnifying party is obligated under this Agreement to provide indemnification, such indemnified party shall give such indemnifying party written notice thereof (together with a copy of such Third Party Claim, process or other legal pleading) promptly after becoming aware of such Third Party Claim; provided, however, that the failure of any indemnified party to give notice as provided in this Section 10.4 shall not relieve any indemnifying party of its obligations under this Section 10.4, except to the extent that such indemnifying party is actually prejudiced by such failure to give prompt notice. Such notice shall describe such Third Party Claim in reasonable detail.

         (b) An indemnifying party, at such indemnifying party's own expense and through counsel chosen by such indemnifying party (which counsel shall be reasonably acceptable to the indemnified party), may elect to defend any Third Party Claim. If an indemnifying party elects to defend a Third Party Claim, then, within ten (10) business days after receiving notice of such Third Party Claim (or sooner, if the nature of such Third Party Claim so requires), such indemnifying party shall notify the indemnified party of its intent to do so, and such indemnified party shall reasonably cooperate in the defense of such Third Party Claim (and pending such notice and assumption of defense, an indemnified party may take such steps to defend against such Third Party Claim as, in such indemnified party's good-faith judgment, are appropriate to protect its interests). Such indemnifying party shall pay such indemnified party's reasonable out-of-pocket expenses incurred in connection with such cooperation and defense. Such indemnifying party shall keep the indemnified party reasonably informed as to the status of the defense of such Third Party Claim. After notice from an indemnifying party to an indemnified party of its election to assume the defense of a Third Party Claim, such indemnifying party shall not be liable to such indemnified party under this Section 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than those expenses referred to in the preceding sentence; provided, however, that such indemnified party shall have the right to employ one law firm as counsel, together with a separate local law firm in each applicable jurisdiction ("Separate Counsel"), to represent such indemnified party in any action or group of related actions (which firm or firms shall be reasonably acceptable to the indemnifying party) if, in such indemnified party's reasonable judgment at any time, either a conflict of interest between such indemnified party and such indemnifying party exists in respect of such claim, or there may be defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party and the representation of both parties by the same counsel would be inappropriate, and in that event (i) the reasonable fees and expenses of such Separate Counsel and local counsel shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one Separate Counsel (and local counsel) with respect to any Third Party Claim (even if against multiple indemnified parties)), and (ii) each of such indemnifying party and such indemnified party shall have the right to conduct its own defense in respect of such claim. If an indemnifying party elects not to defend against a Third Party Claim, or fails to notify an indemnified party of its election as provided in this Section 10.4 within the period of ten (10) business days described above, the indemnified party may defend, compromise, and settle such Third Party Claim and shall be entitled to indemnification hereunder (to the extent permitted hereunder). Notwithstanding the foregoing, the indemnifying party shall not, without the prior written consent of the indemnified party, settle or compromise any Third Party Claim or consent to the entry of any judgment which (i) does not include as an unconditional term thereof the delivery by each claimant or plaintiff to the indemnified party of a written release of the indemnified party from all liability in respect of such Third Party Claim, (ii) provides for injunctive or other non-monetary relief affecting the indemnified party or the Businesses,
(iii) provides for an amount in excess of the maximum liability of the indemnifying party set forth in the proviso to Section 10.2 or 10.3, or (iv) settles or compromises any Third Party Claim in any manner that would reasonably be expected to have a material adverse effect on the indemnified party.

         (c) The indemnifying party, following receipt of any notice from the indemnified party requesting reimbursement or payment for a Covered Liability (which notice shall specify in reasonable detail the amount and nature of the Covered Liability), shall promptly and in case within 30 days of receipt of such notice provide such reimbursement or payment.

         (d) Environmental Actions. If the Seller or Seller's agent elects or is required to perform any environmental investigation or remediation activities at the Binghamton Facility after the Closing Date, such activities shall be conducted pursuant to the terms of the Access Agreement set forth in Exhibit C.

         Section 10.5. Certain Limitations. (a) The amount of any Covered Liabilities for which indemnification is provided under this Agreement shall be net of any amounts actually recovered by the indemnified party from third parties (including amounts actually recovered under insurance policies) with respect to such Covered Liabilities. Any netting of insurance proceeds may be satisfied by the indemnified party assigning any potential insurance claims to the indemnifying party and, in any event, the potential availability of insurance proceeds shall not permit delay by the indemnifying party in the performance of its duties under this Article X. Any indemnifying party hereunder shall be subrogated to the rights of the indemnified party as against any relevant insurer upon payment in full of the amount of the relevant indemnifiable loss. If any indemnified party recovers an amount from a third party in respect of an indemnifiable loss for which indemnification is provided in this Agreement after the full amount of such indemnifiable loss has been paid by an indemnifying party or after an indemnifying party has made a partial payment of such indemnifiable loss and the amount received from the third party exceeds the remaining unpaid balance of such indemnifiable loss, then the indemnified party shall promptly remit to the indemnifying party the excess of (i) the sum of the amount theretofore paid by such indemnifying party in respect of such indemnifiable loss plus the amount received from the third party in respect thereof, less (ii) the full amount of such Covered Liabilities.

         (b) The amount of any other liability for which indemnification is provided under this Agreement shall be treated by Buyer and Seller as an adjustment to the Purchase Price, and Seller and Buyer agree not to take any position inconsistent therewith for any purpose.

         (c) No remedy under this Agreement or at law or in equity shall include, provide for or permit the payment of multiple, exemplary, punitive or consequential damages or any equitable equivalent thereof or substitute therefor ("Special Damages"); provided, however, that Special Damages shall be indemnifiable to the extent owed by Buyer or Seller, as the case may be, to a third party.

         Section 10.6. Exclusive Remedy. Except as otherwise provided in this Article, absent fraud, intentional misrepresentations or misconduct, or criminal activity, the indemnification provided in this Article shall be the sole and exclusive post-Closing remedy available to the Parties hereto for any claim under this Agreement (other than equitable relief if available).

         Section 10.7. Set-Off. If an indemnifying party shall be obligated to indemnify an indemnified party pursuant to this Article X, such indemnified party shall be entitled, in addition to any other right or remedy it may have, to exercise rights of set-off against any amounts then due and payable to such indemnifying party hereunder or that may thereafter become due and payable to the indemnifying party hereunder.

                                   Article XI.
                                   Termination

         Section 11.1. Termination. This Agreement may be terminated at any time prior to the Closing by:

         (a)  The mutual written consent of Seller and Buyer; or

         (b) Either Seller or Buyer if the Closing has not occurred by the close of business on April 5, 2000, and if the failure to consummate the Asset Purchase on or before such date did not result from the failure by the party seeking termination of this Agreement to fulfill any undertaking or commitment provided for herein that is required to be fulfilled prior to Closing; or

         (c) Seller, provided it is not then in breach of any of its obligations hereunder, if Buyer fails to perform in any material respect any covenant or obligation under this Agreement when performance thereof is due or Buyer shall have breached in any material respect any of the representations or warranties contained in this Agreement and does not cure the failure or breach within thirty (30) business days after Seller delivers written notice thereof; or

         (d) Buyer, provided it is not then in breach of any of its obligations hereunder, if Seller fails to perform in any material respect any covenant or obligation under this Agreement when performance thereof is due or Seller shall have breached in any material respect any of the representations and warranties contained in this Agreement and does not cure the failure or breach within thirty (30) business days after Buyer delivers written notice thereof.

         Section 11.2. Procedure and Effect of Termination. In the event of termination of this Agreement by either or both of Seller and Buyer pursuant to
Section 11.1, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Sections 5.l(b) and Articles X and XII shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement. If this Agreement is terminated as provided herein, all filings, applications and other submissions made pursuant to Section 4.3 shall, to the extent practicable, be withdrawn from the agency or other persons to which they were made.

                                  Article XII.
                                  Miscellaneous

         Section 12.1. Counterparts. This Agreement may be executed in multiple original counterparts, all of which shall be considered one and the same agreement, and shall become effective as of the date first written hereinabove upon execution and delivery hereof by both parties or upon execution of counterparts by each of the parties and delivery thereof to the other party.

         Section 12.2. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof. Buyer and Seller consent to and hereby submit to the jurisdiction of any state or federal court located in the State of Delaware in connection with any action, suit or proceeding arising out of or relating to this Agreement, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 12.3. Entire Agreement. This Agreement (including the Schedules and Appendices hereto), together with the Collateral Documents, contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein.

         Section 12.4. Expenses. Except as set forth in this Agreement, whether the Asset Purchase is or is not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided that Seller shall pay all fees and Taxes relating to the transfer of the Subject Assets and the Assumed Liabilities.

         Section 12.5. Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to Seller shall be addressed to:

         Raytheon Company
         141 Spring Street
         Lexington, Massachusetts 02173
         Attention:  General Counsel
         Telecopy No: (781) 860-2924

         with a copy (which shall not constitute notice) to:

         Baker Botts L.L.P.
         1299 Pennsylvania Avenue, N.W.
         Washington, D.C. 20004
         Attention:  James R. Doty, Esq.
         Telecopy No:  (202) 639-7890

         or at such other address and to the attention of such other Person as Seller may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

         L-3 Communications Corporation
         600 Third Avenue
         New York, NY  10016
         Attention:  Christopher C. Cambria, Esq.
         Telecopy No.:  (212) 805-5494

         with a copy (which shall not constitute notice) to:

         Whitman Breed Abbott & Morgan LLP
         200 Park Avenue
         New York, NY  10166
         Attention:  James P. Gerkis, Esq.
         Telecopy No.:  (212) 351-3131
         or at such other address and to the attention of such other Person as Buyer may designate by written notice to Seller. Notices or other communications shall be deemed effective on receipt or refusal of receipt.

         Section 12.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto will assign its rights or delegate its obligations under this Agreement without the express prior written consent of each other party hereto (it being agreed that no such assignment by a party shall relieve the assigning party of any of its obligations hereunder). Notwithstanding the foregoing, Buyer may assign this Agreement after Closing.

         Section 12.7. Headings: Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

         Section 12.8. Amendment. This Agreement may not be amended, modified, superseded, canceled, renewed or extended except by a written instrument signed by the party to be charged therewith.

         Section 12.9. Waiver; Effect of Waiver. No provision of this Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party's rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party.

         Section 12.10. Interpretation; Absence of Presumption. (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement means "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions, and (vi) unless the context otherwise requires, all references to any period of days shall be deemed to be to the relevant number of calendar days.

         (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         Section 12.11. Specific Performance. The parties hereto each acknowledge that, in view of the uniqueness of the subject matter hereof, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

         Section 12.12. Remedies Cumulative. Except as otherwise provided in
Article X, all rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         Section 12.13. Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         Section 12.14. Bulk Sales. The parties hereby waive compliance with the provisions of the bulk sales laws of any jurisdiction. Seller will indemnify and hold harmless Buyer and the other Buyer Indemnified Parties from and against any and all Covered Liabilities resulting from or arising out of any noncompliance or alleged noncompliance by Buyer or Seller with such bulk sales laws.

         Section 12.15. No Third Party Beneficiaries. Except as provided in
Article X with respect to indemnification of the indemnified parties hereunder, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and their respective successors and permitted assigns.

         Section 12.16. Seller Acknowledgement. Seller acknowledges that the representations and warranties contained in this Agreement and in any document or instrument delivered to Buyer pursuant hereto or in connection herewith shall not be deemed waived by any investigation by Buyer, its officers, directors, employees, counsel, accountants, advisors, representatives and agents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered, as an instrument under seal, in their names and on their behalf by their respective officers, thereunto duly authorized, on and as of the date first set forth above.

     SELLER:                              RAYTHEON COMPANY



                                          By:
                                             ------------------------------
                                             Franklyn A. Caine
                                             Senior Vice President



     BUYER:                               L-3 COMMUNICATIONS CORPORATION



                                          By:
                                             ------------------------------
                                             Christopher C. Cambria
                                             Vice President

                                   APPENDIX I

                          PROVISIONS AND PROCEDURES FOR
                               ACCOUNTING NEUTRAL

         Section C-1. Dispute Resolution. Subject to Sections C-2, through C-3, in the event any controversy, claim, dispute, difference, or misunderstanding (a "dispute") arises under Sections 2.4 and 2.5 of this Agreement, and the Parties have been unable to negotiate in good faith to amicably resolve such dispute in writing (i) within 120 days following the Closing Date in the case of an allocation under Section 2.4, or (ii) during the Resolution Period provided for in Section 2.5, then, in either case, each Party will, within five (5) Business Days after the expiration of such period, prepare a written position statement that summarizes the unresolved issues and such Party's proposed resolution. Such position statement must be delivered within such five (5) Business Days, or such other time period as may be mutually agreed to by the Parties. If the Parties continue to be unable to resolve the dispute, such dispute shall, within forty-five (45) days after expiration of the fifth (5th) Business Day (or last day of any other period agreed to by the Parties) referred to in the immediately preceding sentence, be submitted to an Accounting Neutral under Section C-2.

         Section C-2. Accounting Neutral.

         Section C-2.1. Disputes Covered. Disputes concerning (i) the correct Allocation under Section 2.4, or (ii) whether any adjustment of the Purchase Price is required pursuant to Section 2.5, are to be resolved solely by the Accounting Neutral.

         Section C-2.2. Selection. The Accounting Neutral shall be a senior audit partner of a major accounting firm, which individual and which firm shall not have been engaged on behalf of Buyer or Seller during the previous five (5) years, as shall be certified to the parties by the Accounting Neutral. The possible Accounting Neutrals will be listed prior to closing as an Addendum 1 hereto (as amended from time to time), and the Parties shall for each appropriate dispute approach them in the order listed with a request to serve as the Accounting Neutral. If none of the listed possible Accounting Neutrals is available or if none accepts the assignment and the Parties cannot otherwise mutually agree to another Accounting Neutral, an experienced audit partner of a major accounting firm, not engaged by or behalf of Buyer or Seller during the past five (5) years, will be chosen by the then Chairman of the American Institute of Certified Public Accountants ("AICPA") or his designee, to serve as the Accounting Neutral for the purposes of resolving the dispute. Unless otherwise mutually agreed by the Parties, any Person who is an officer or employee, agent, or subcontractor of, or a technical consultant to, either Party or its Affiliates will be automatically ineligible to be the Accounting Neutral. The costs of utilizing the Accounting Neutral will be shared equally by the Parties.

         Section C-2.3. Methodology and Decision. The Accounting Neutral shall make his decision by applying the methodology for the preparation of the PWC Report as provided in Appendix II. The Accounting Neutral will issue a written decision containing an explanation of how and why the decision was reached. The Accounting Neutral's decision will be final, binding and non-appealable

         Section C-3. Other Remedies. Notwithstanding anything to the contrary herein contained, each Party will be entitled to pursue any equitable rights and remedies that are available at law or in equity without complying with Sections C-1 or C-2 in connection with seeking a temporary restraining order in a court having jurisdiction to preserve the status quo while such proceedings are in progress.

         Section C-4. Continuity of Services and Performance. Unless otherwise agreed in writing or expressly provided in this Agreement, the Parties will continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions hereof with respect to all matters not subject to or dependent upon resolution of such dispute.

                                   APPENDIX II

                        NET WORKING CAPITAL CALCULATIONS

Buyer and Seller shall observe and apply the following procedures and principles in the determination of Net Working Capital as that term applies in the
Agreement:

The difference, if any, between the Target Net Working Capital and the Preliminary Net Working Capital Calculation will be the basis for any payment to be made by Buyer or Seller as provided in Section 2.5(a).

The Preliminary Net Working Capital Calculation, the Closing Date Net Working Capital Calculation and the Final Closing Date Net Working Capital Calculation will be made in the same manner as that utilized in the calculation of Target Net Working Capital, except as modified hereby. The foregoing calculations shall be at the close of business on the Closing Date determined on a pro forma basis as if Seller and Buyer had not consummated the transactions contemplated by the Agreements .

As defined in the Agreement, Closing Date Net Working Capital and Final Closing Date Net Working Capital shall be more specifically determined by excluding the Excluded Assets and the following items from its scope: a) cash and cash equivalents, b) all fixed assets and related amortization and depreciation including but not limited to land and land improvements, buildings and related improvements, leasehold improvements, automotive, machinery and equipment, furniture and fixtures, construction in process, and equipment leased to others,
c) all long term assets including but not limited to investments, patents, licenses and trademarks and their related amortization, goodwill and related amortization and deferred charges, d) all current and long term accrued expense other than those items specifically identified in items accounts payable, accrued payroll and related payroll taxes and accrued vacation, e) all loss and operating reserves including warranty reserves, f) all accounts or notes payable from or to Raytheon except for receivables and payables relating to materials sold or services rendered, g) any reserve, liability or asset resulting from pension benefits, retirement benefits or other post employment benefits, h) all accrued liabilities or benefits for current or deferred federal or state income taxes, and i) all equity related accounts including but not limited to common stock, additional paid in capital and retained earnings.

It is further understood that the Seller shall apply the following procedures during the preparation of the Preliminary Net Working Capital Calculation, the Closing Date Net Working Capital Calculation and the Final Closing Date Net Working Capital Calculation.

         (i) Costs incurred on all Contracts in a loss position by the Businesses between fiscal month ended October 1999 and the Closing Date are to be recorded against loss reserves to the extent such loss reserves exist according to the "Loss Ratios" (as defined below), such that the portion of the costs incurred, determined by multiplying the costs incurred by the Loss Ratios is not recorded to Unbilled Accounts Receivable. "Contract EAC Profit (Loss) Rates" are calculated on an individual Contract (job number) basis by dividing the baseline estimate at completion (EAC) profit

(loss) by the baseline sell price or EAC contract value. The Contract EAC Profit
(Loss) Rates are based on the rates utilized in the calculation of Target Working Capital. "Loss Ratios" are calculated from the Contract EAC Profit
(Loss) Rates on an individual Contract basis by dividing the baseline total EAC loss divided by the baseline total EAC cost. Loss Ratios only apply to Contracts that are in a loss position.

         (ii) The Contract EAC Profit (Loss) Rates for the Businesses used to prepare the calculation of Target Net Working Capital shall be the same rates used to prepare the Preliminary Net Working Capital Calculation, Closing Date Net Working Capital Calculation and Final Closing Date Net Working Capital Calculation, even if facts and circumstances occurring on or before the Closing Date would require changes to the Contract EAC Profit (Loss) Rates.

         The overhead rates for the Business used to prepare the calculation of Target Net Working Capital shall be used to prepare the Preliminary Net Working Capital Calculation, Closing Date Net Working Capital Calculation and Final Closing Date Net Working Capital Calculation, even if facts and circumstances occurring on or before the Closing Date would require changes to the overhead rates.

         (iii) There shall be no increases to (A) the Contract EAC Profit (Loss) Rates, (B) incurred costs for each Contract, or (C) Closing Date Net Working Capital or Final Closing Date Net Working Capital, arising from an increase in Consolidated Corporate Allocations for the Fiscal Years 1999 through 2003 from Raytheon to the Businesses.

         (iv) The following valuation reserves and doubtful account reserves are specifically agreed to and valued in the calculation of Target Net Working Capital, the Preliminary Net Working Capital Calculation, Closing Date Net Working Capital Calculation and Final Net Working Capital Calculation.

         With respect to the Training Services Business, Preliminary Net Working Capital, Closing Date Net Working Capital Calculations and Final Closing Date Net Working Capital will reflect the following adjustments:

                  (a) Billed Accounts Receivable. The allowance for doubtful accounts reserve will be increased by $1,500,000 pertaining to amounts past due greater than 180 days.

                  (b) Unbilled Accounts Receivable. $3,500,000 of unabsorbed overhead will be written off.

                  (c) Inventory. A reserve for unrecoverable inventoried costs in the amount of $4,000,000 will be established pertaining to Contracts (job numbers) which are inactive and/or closed-out.

         With respect to the Training Devices Business, Preliminary Net Working Capital, Closing Date Net Working Capital and Final Closing Date Net Working Capital Calculations will reflect the following adjustments:

                  (a) Billed Accounts Receivables. An additional reserve of $1,500,000 for past due accounts will be established and added to the current $1,000,000 allowance for doubtful accounts.

                  (b) Unbilled Accounts Receivables. A reserve of $4,960,000 will be established for (A) $2,160,000 for unrecoverable amounts pertaining to final overhead rates that have not been settled with the Government for years 1991 through 1999, and (B) $2,800,000 for CAS settlement related to the Binghamton restructure.

                                   ADDENDUM 1

                          POSSIBLE ACCOUNTING NEUTRALS

                       [TO BE AGREED ON PRIOR TO CLOSING]

                                  APPENDIX III

                    SUMMARY OF TRANSITION SERVICES AGREEMENT

NEED FROM RAYTHEON

o   *Network Services

o   Payroll

o   PC Pricing (HAC Owned?)

o   Medical Plan Coverage

o   SD&G

o   Retirement Plan Administration

o   Benefits Administration and Coverage
    o  ERISA Compliance

o   *RLI Training Data Base

o Travel, Agent Services, Cell Phones, Car Rental etc., for a period not to exceed 30 days

o   *HAC Universal Property System for fixed asset management

o Right and license to continue to use the version as of the Closing of the Raytheon Integrated Development Process (IDP) and Software Tool Set (STS) for a phase out period of nine (9) months from Closing.

PROVIDE TO RAYTHEON

o   Network Services
    o  Commercial Training
       o Arlington
       o Troy
       o Romulus
       o Germany
       o Italy
       o Singapore
    o  NASA

*We may be able to transition away with 30 days notice prior to close. These are fairly straightforward items.

NEED FROM RAYTHEON

o ProE licenses (RSC El Sequndo) (Software Sublicense for duration of task)

         o        Currently borrowing 2 (res. for use on work for AIS (WACO).

SUPPLY CONTRACTS BETWEEN RAYTHEON AND THE BUSINESSES: to be memorialized between Buyer and Seller (as contemplated by and in accordance with Section 5.19 of the

Agreement):

         (a)      Buyer Prime

                  1/2      1.       WEB CITIS FOR AVCATT (tsc Mass)

                  3.       2.       Training Classes From RLI

                  3        3.       SE CORE Work for AVCATT

                  1/2      4.       TIGERS product for use on Wolverine/Grizzly

                  1/2      5.       Comm Plus (RSC ATC) product for use on AVCATT

                  1        6.       Data for F-16 VAE RECCE pod for use on F-16 VAE simulator
                                    program; should be no cost (RSC Danbury).

                  1,2,3,   6A.      EZ Segunda I/F optics and radar

         (b)      SELLER PRIME

                  3        1.       ASTT Program Work

                  3        2.       BCT/HFT Program Work

                  3        3.       DD21 Program Work

                  1/2      4.       HRB ECE S/W

                  3        5.       GIDEP (currently free; I doubt we will get this)

                           6.       RC135 S/C with AIS

         (c)      Buyer Prime

                  1/2      7.       F-18 A/C date:  No cost usage lic.

                  1/2      8.       Generic - No Cost usage ITC for RSC data for existing contacts.


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

                  3        8A.      Future S/C with HRB for ELE and El Segundo for HUDS for F-22 program.

                  2        9.       Air Traffic Control - uses Displays and Rightview technology

                  1        10.      BCT - uses Rightview and Trueguide technology

                  2        11.      Malibu Research Lab

                  2        12.      NASA - uses Rightview technology

                  1        13.      FT - ubyne Radio install and support on soacms (SBUD VIII Radio
                                    ECP)

                           14.      Shared Services for TD and TS

                           15.      Use of Raytheon logo and letterhead for some time frame

                           16.      ISO Certification transaction support

         The foregoing is not an exclusive, complete or required list.

                                    EXHIBIT A

                                  BILL OF SALE

         THIS BILL OF SALE is made, executed and delivered as of _________, 2000, by Raytheon Company, a Delaware corporation ("Seller"), to L-3 Communications Corporation, a Delaware corporation ("Buyer").

                                   WITNESSETH:

         WHEREAS, Seller and Buyer have entered into that certain Asset Purchase and Sale Agreement dated as of January __, 2000 (the "Purchase Agreement"), pursuant to which Buyer has agreed to acquire the entire right, title and interest in and to the Subject Assets (as defined in Article I of the Purchase Agreement) for the consideration and on the terms and conditions set forth therein; and

         WHEREAS, pursuant to the Purchase Agreement, Seller has agreed to execute instruments as may be necessary or desirable to confirm said acquisition of the Subject Assets by Buyer, including without limitation this Bill of Sale;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged:

         Capitalized terms used herein but not defined herein shall have the meanings set forth in the Purchase Agreement.

         Effective as of 5:00 p.m., Dallas Time, on the date hereof, Seller, for itself and its successors and assigns, does hereby irrevocably sell, set over, convey, grant, transfer, assign and deliver unto Buyer, its successors and assigns, forever, all of its right, title and interest in and to all of the Subject Assets, including, without limitation, all right under all Contracts included in the Subject Assets.

         This Bill of Sale shall not apply to any of the Excluded Assets.

         If any instrument, contract, lease, permit or other agreement or arrangement included in the Subject Assets contains provisions requiring the consent, approval or novation of a third party to its assignment or transfer and if such consent, approval or novation has not been obtained on or before the date hereof (each a "Required Consent Asset"), then this Bill of Sale shall not constitute an agreement to assign and transfer such Required Consent Asset and the assignment and transfer shall not be deemed effective with respect to such Required Consent Asset until such time as the consent, approval or novation of such third party to the assignment and transfer of such Required Consent Asset to Buyer shall have been obtained, whereupon (a) this Bill of Sale and the Purchase Agreement shall then constitute an agreement to assign and transfer such Required Consent Asset, (b) such assignment and transfer will be deemed effective without any further action of Seller or Buyer, and (c) this Bill of Sale shall apply to such Required Consent Asset without any further action of Seller or Buyer.

         This Bill of Sale and the covenants and agreements contained herein shall be binding upon

Seller, it successors and assigns and shall inure to the benefit of Buyer, its successors and assigns.

         This Bill of Sale does not amend or otherwise modify or limit any of the provisions of the Purchase Agreement.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS BILL
OF SALE, ANY PROVISION OF THE PURCHASE AGREEMENT OR ANY COLLATERAL DOCUMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THE PURCHASE AGREEMENT OR ANY COLLATERAL DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY OR SUITABILITY AS TO ANY OF THE SUBJECT ASSETS. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THE PURCHASE AGREEMENT OR ANY COLLATERAL DOCUMENT, THE SUBJECT ASSETS ARE BEING SOLD ON AN "AS IS, WHERE IS" BASIS.

         THE BILL OF SALE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by a duly authorized officer as of the date first above written.

                                             RAYTHEON COMPANY

                                             By:
                                                ----------------------------
                                                Name:
                                                     -----------------------
                                                Title:
                                                      ----------------------

                                    EXHIBIT B

                         INTELLECTUAL PROPERTY AGREEMENT

         This Intellectual Property Agreement (the "IP Agreement") is dated this 7th day of January 2000, by and between Raytheon Company, a Delaware corporation and L-3 Communications Corporation, a Delaware corporation, and shall be and become effective on and as of the Effective Date hereinafter defined.

                                   WITNESSETH

         WHEREAS, Seller and Buyer have entered into an Asset Purchase and Sale Agreement dated as of January 7th, 2000, (the "Asset Purchase and Sale Agreement"), wherein the parties have agreed to the mutual transfer of certain intellectual property rights;

         WHEREAS, Seller owns various intellectual property rights, including patents, patent applications, trademarks, copyrights, invention disclosures, and know-how, in various countries of the world, many of which, pursuant to the Asset Purchase and Sale Agreement, Seller wishes to assign to Buyer or to license to Buyer for use within the Businesses (as defined below) and Buyer wishes to be assigned or licensed such rights from Seller;

         WHEREAS, Buyer wishes to license Seller back certain intellectual property rights and Seller wishes to be licensed back such rights;

         WHEREAS, Seller and Buyer wish to provide the above-referenced assignments and licenses under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Agreement, all capitalized terms (or any variant in the form thereof) shall have the respective meanings set forth below or defined elsewhere in this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided herein shall have such meanings when used in any Schedule hereto and each Collateral Document (hereinafter defined) and certificate executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. Unless otherwise specified, references to Sections refer to Sections of this Agreement.

         1.1 "Affiliate" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.2 "Adverse" or "Adversely" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.3 "Assumed Liabilities" has the meaning set forth in the Asset Purchase and Sale Agreement, and further includes the meaning set forth in
Article 9.

         1.4 "ASTOR Contract" means the Airborne Surveillance Tracking and Observation Radar (ASTOR) contract that Seller has entered into with the United Kingdom.

         1.5 "Businesses" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.6 "Buyer" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.7 "Contract" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.8 "Closing" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.9 "Copyrights" means all of the rights in copyrightable works in existence at the Closing, including any renewals and extensions of any copyright registrations, for the United States of America and all other countries foreign thereto (and including the right to apply for copyright registrations in all countries of the world), and including all copyright registrations which have been or may be granted on any of the foregoing.

         1.10 "Effective Date" shall refer to the date of the Closing.

         1.11 "Field of Businesses" means the fields of activity of the Businesses on or before Closing.

         1.12 "Governmental Authority" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.13 "Intellectual Property" means Patents, Copyrights, Trademarks, Know-How, and any other proprietary rights.

         1.14 "IP Agreement" means this IP Agreement (including the Schedules) as may from time to time be amended, modified, supplemented, or waived.

         1.15 "Know-How" means all know-how, show-how, data, databases, technology, inventions (whether patentable or not), improvements, enhancements, invention disclosures, trade secrets, technical information, Software, Source Code, documentation, abandoned patent applications, notebooks and drawings that are not Patents and that are in existence at the Closing.

         1.16 "Knowledge" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.17 "Patents" means all patents, utility models, and patent applications (whether provisional or otherwise) that are in existence at the Closing, including any and all divisions, continuations, continuations-in-part, reissues, re-examinations and extensions thereof, for the United States of America and all other countries foreign thereto (and including the right to apply for Letters Patent in all countries of the world), and including all patents which have been or may be granted on any of the foregoing.

         1.18 "Person" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.19 "Raytheon Integrated Development Process (IDP) and Software Tool Set (STS)" means the products developed by the Raytheon Interactive Technologies Support Center located in Pensacola, Florida.

         1.20 "Retained Liabilities" has the meaning set forth in the Asset Purchase and Sale Agreement, and further includes the meaning set forth in
Article 9.

         1.21 "Seller's Retained Businesses" means all businesses owned by Seller, on or before Closing, that are not the Businesses.

         1.22 "Seller's Retained Copyrights" means all Copyrights owned by Seller that in any way relate to both the Businesses and Seller's Retained Businesses, including, without limitation, those on the Retained Copyright Schedule attached hereto.

         1.23 "Seller's Retained Know-How" means all Know-How owned by Seller that in anyway relates to both the Businesses and Seller's Retained Businesses, including, without limitation, Seller's Retained Software, but excludes the items on the Know-How Schedule attached hereto, Seller's Training Software, and Seller's Training Updated Software.

         1.24 "Seller's Retained Patents" means the Patents listed in the Retained Patents Schedule attached hereto.

         1.25 "Seller's Retained Software" means all Software owned by Seller that in anyway relates to both the Businesses and Seller's Retained Businesses, including, without limitation, the Software listed in the Retained Software Schedule attached hereto, but excludes Seller's Training Software and Seller's Training Updated Software.

         1.26 "Seller's Trademarks" means all Trademarks owned by Seller, but excludes Seller's Training Trademarks.

         1.27 "Seller's Training Copyrights" means all Copyrights owned by Seller and relates exclusively to the Businesses, but excludes Seller's Retained Copyrights.

         1.28 "Seller's Training Intellectual Property" means Seller's Training Patents,
Seller's Training Copyrights, Seller's Training Know-How, and Seller's Training Trademarks.

         1.29 "Seller's Training Know-How" means all Know-How owned by Seller and relates exclusively to the Businesses, including, without limitation, the items on the Know-How Schedule attached hereto, Seller's Training Software, and Seller's Training Updated Software, but excludes Seller's Retained Software.

         1.30 "Seller's Training Patents" means those Patents listed in the Training Patent Schedule attached hereto, but excludes Seller's Retained Patents.

         1.31 "Seller's Training Software" means the Software listed in the Training Software Schedule attached hereto.

         1.32 "Seller's Training Trademarks" means those Trademarks listed in the Training Trademark Schedule attached hereto, and further includes any trade dress in any of the Subject Assets that relates exclusively to the Businesses, but excludes the word "RAYTHEON," and use of the word "RAYTHEON" in any Trademarks.

         1.33 "Seller's Training Updated Software" means the Software listed in the Training Updated Software Schedule attached hereto.

         1.34 "Seller" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.35 "Software" means: (i) a computer program or software, in the form of executable code, consisting of a set of logical instructions and tables of information that guide the functioning of a central processing unit, including hardwired logic instructions that manipulate data in central processors, control input-output operations, and error diagnostic and recovery routines or instruction sequences in machine-readable code furnished hereunder that control call processing, peripheral equipment, and administration and maintenance functions; and (ii) any documentation furnished for use and maintenance of any Software, in each case whether contained on a magnetic or optical storage medium, in a semiconductor device, in another memory device or system memory, or in any other medium whatsoever.

         1.36 "Source Code" means software in human-readable form and all documentation, such as flow charts, schematics, and annotations, that comprise the preceding detailed design specifications (which constitutes the "embodiment of the intellectual property" of the software, as such concept is referenced in
Section 365(n) of the United States Bankruptcy Code, as amended), that is necessary to enable maintenance and modification of the software or any other version of software incorporating high-level or assembly language that generally is not directly executable by a processor.

         1.37 "Subject Assets" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.38 "Taxes" has the meaning set forth in the Asset Purchase and Sale Agreement.

         1.39 "Trademarks" means all registered and unregistered trademarks, trade dress, service marks, certification marks, collective marks, trade names, icons and logos and registrations in existence at the Closing, including any applications therefor, including, without limitation, intent-to-use applications, and including any and all renewals and extensions thereof, for the United States of America and all other countries foreign thereto (and including the right to apply for trademarks in all countries of the world), and including all registrations which have been or may be granted on any of the foregoing, and further including the goodwill of the businesses associated therewith.

                                    ARTICLE 2
                                   ASSIGNMENTS

         Seller hereby assigns, transfers, conveys, delivers and grants to Buyer, its successors and assigns, all of the right, title and interest which Seller owns in and to the Seller's Training Intellectual Property, including Seller's Training Trademarks and the goodwill of the business associated therewith, and including any rights to sue or recover for, and obtain injunctions against, any and all past, present and future infringement or misappropriation of the Seller's Training Intellectual Property to be held and enjoyed as fully and exclusively as such rights would have been by Seller had this assignment and transfer not been made. For recording purposes, Seller shall execute at Closing an assignment of Patents which is substantially identical to the form attached as IP Schedule 2A, and an assignment of Trademarks which is substantially identical to the form attached hereto as IP Schedule 2B.

                                    ARTICLE 3
                               GRANTS OF LICENSES

         3.1 Except for the provisions of Sections 3.7 and 3.8, Seller hereby grants to Buyer, for use solely in the Field of the Businesses, a perpetual, royalty-free, exclusive, sublicensable, world-wide right and license in and to the Seller's Retained Patents, subject to any licenses stated in the Third Party License Schedule attached hereto.

         3.2 (a) Except for the provisions of Sections 3.7 and 3.8, Seller hereby grants to Buyer, for use solely in the Field of the Businesses, a perpetual, royalty-free, non-exclusive, sublicensable, world-wide right and license in and to the Seller's Retained Know-How and the Seller's Retained Copyrights, subject to any licenses stated in the Third Party License Schedule attached hereto.

                  (b) Except for the provisions of Sections 3.7 and 3.8, Seller hereby grants to Buyer, for use solely in commercial applications of the Businesses as conducted at or before Closing (i.e. sale of the products or provision of the services of the Businesses to commercial (non-governmental) customers), a perpetual, royalty-free, non-exclusive, sublicensable, world-wide right and license in and to Seller's Retained Patents, Seller's Retained Know-How and the Seller's Retained Copyrights, subject to any licenses stated in the Third Party License Schedule attached hereto.

         3.3 Buyer hereby grants back to Seller a perpetual, royalty-free, sublicensable, non-exclusive, world-wide right and license in and to the Seller's Training Patents, Seller's Training Know-How, and Seller's Training Copyrights, for use solely in Seller's Retained Businesses outside the Field of the Businesses.

         3.4 Buyer hereby grants back to Seller a perpetual, royalty-free, sublicensable, non-exclusive, world-wide right and license in and to the Seller's Training Software, for use solely in Seller's Retained Businesses outside the Field of the Businesses.

         3.5 Buyer hereby grants back to Seller a perpetual, royalty-free, sublicensable, non-exclusive, world-wide right and license in and to the Seller's Training Updated Software and all improvements, updates, and/or fixes to Seller's Training Updated Software, for use solely in Seller's Retained Businesses outside the Field of the Businesses.

         3.6 Notwithstanding Section 5.9 of the Asset Purchase and Sale Agreement, Buyer hereby grants back to Seller a perpetual, royalty-free, sublicensable, non-exclusive, world-wide right and license in and to Seller's Training Intellectual Property necessary for Seller to perform its obligations under the ASTOR Contract, but only to the extent such rights are necessary to perform Seller's obligations under the ASTOR Contract. Buyer further agrees that Seller may use Seller's Retained Patents, Seller's Retained Know-How and Seller's Retained Copyrights to the extent necessary to perform Seller's obligations under the ASTOR Contract.

         3.7 Notwithstanding anything in this IP Agreement (including the schedules and exhibits attached hereto) to the contrary, this IP Agreement shall not interfere with, shall not result in any transfer of, and shall not otherwise affect any Intellectual Property rights relating to any aspect of the Raytheon Integrated Development Process (IDP) and Software Tool Set (STS).

         3.8 Notwithstanding anything in this IP Agreement (including the schedules and exhibits attached hereto) to the contrary, Seller does not intend to transfer, assign, or license to Buyer any Intellectual Property where such transfer, assignment, or license is specifically prohibited by an agreement between Seller and a third party (including, without limitation, where said third party is Hughes Electronics Corporation, Telecom, and Texas Instruments Incorporated). Any purported transfer, assignment or license to Buyer in this IP Agreement that is prohibited by such an agreement between Seller and a third party, is to be given no effect.

         3.9 (a) Upon Closing, and thereafter, Buyer will attach labels or such other notifications to packaging, documents, inventory, products, works-in-progress, brochures, Software, Know-How, or any other products, printed materials or publications, to cover and/or remove any of Seller's Trademarks, as may be commercially reasonable, practical, necessary, or required by law, to reflect that Buyer is the manufacturer and/or source of such products and/or documents; provided however, that Buyer may, for a reasonable transitional period not to exceed two (2) months, continue to use stationery and printed materials on hand in the Businesses that bears Seller's Trademarks subject to the requirement that Buyer includes on all such stationery and printed materials a clear and prominent statement that Seller is no longer affiliated with the Businesses (e.g., by use of an appropriate sticker).

                  (b) Buyer shall indemnify Seller and its Affiliates, and their respective employees, officers and directors, and hold them harmless from and against any claims, damages, judgments, losses, costs and expenses, including reasonable attorney's fees, that arise out of any claim, threat of litigation or litigation relating to or arising from Buyer's use of Seller's Trademarks, whether alone or in combination with other words or designs, under Section 3.9(a)
of this IP Agreement. The indemnity under this Section 3.9(b) does not cover liability for any consequential or punitive damages.

                  (c) Except for such permitted uses authorized under Section 3.9(a) of this IP Agreement, no rights or licenses are granted to Buyer with respect to the Seller's Trademarks, whether alone or in combination with other words or designs.

                  (d) Buyer acknowledges that: (i) Seller is the owner of all right, title and interest in and to the Seller's Trademarks, whether alone or in combination with other words or designs, and Buyer shall not use the Seller's Trademarks except as expressly authorized by this Agreement; and (ii) after Closing, Buyer will not and will not permit its Affiliates to (1) take any action which would interfere with Seller's registration and/or use of the Seller's Trademarks throughout the world; (2) take any action which would diminish or dilute the distinctiveness or validity of the Seller's Trademarks;
(3) challenge Seller's ownership of the Seller's Trademarks and/or registrations thereof; or (4) attempt to register the Seller's Trademarks or any mark confusingly similar thereto, alone or in combination with other words or designs, as a Trademark in its own name anywhere in the world.

         3.10 (a) Up until Closing, and ten (10) years thereafter, if Buyer or Seller identifies Intellectual Property that is owned by Seller, transferable, and relates to the Field of the Businesses, as reasonably confirmed by Seller, but is not expressly identified as being licensed or assigned under this IP Agreement, the parties agree to amend this IP Agreement such that: (a) if said Intellectual Property relates exclusively to the Field of the Businesses, said Intellectual Property is assigned to Buyer pursuant to Article 2 and is included under the appropriate defined term and/or schedule such that said Intellectual Property is subject (if applicable) to the appropriate license back to Seller under Article 3; and (b) if said Intellectual Property in any way relates to both the Field of the Businesses and Seller's Retained Businesses, such Intellectual Property is licensed to Buyer pursuant to Article 3 and is included under the appropriate defined term and/or schedule.

                  (b) To the extent that Seller or any of its Affiliates has any right of a contractual or equitable nature to any Intellectual Property relating exclusively to the Field of the Businesses, which right has not been perfected to confer title in the Intellectual Property to Seller, Seller shall cooperate with Buyer to cause said title to be conveyed to and perfected in Buyer. Buyer and Seller shall bear equally the out of pocket expenses of conveying and perfecting title in Buyer, provided however, that Seller's obligations under this Section 3.10(b) shall not exceed, in the aggregate, two-hundred and fifty thousand ($250,000) dollars.

         3.11 Any license granted in this IP Agreement shall expire when the subject rights in the relevant Intellectual Property expires or is abandoned, whichever is earlier; provided however that if either party elects at any time to abandon, or permit to expire or lapse, any Patents that are the subject of this IP Agreement, then said party owning said Patents shall first notify the party being licensed said Patents in writing of this fact, and said party being licensed said Patents shall have the right to be assigned the aforesaid Patents without cost.

         3.12 (a) Subject to the provisions of Section 3.12(b) and (c) below, Buyer shall be solely responsible for, and bear all costs associated with and retain all recoveries obtained from, but not be obligated to, the enforcement of the Intellectual Property licensed to Buyer under this IP Agreement in the Field of the Business using counsel selected by Buyer and reasonably acceptable to Seller. Seller shall be solely responsible for, and bear all costs associated with and retain all recoveries obtained from, but not be obligated to, the enforcement of the Intellectual Property licensed to Buyer under this IP Agreement outside the Field of the Business.

                  (b) Each party shall cooperate with the other in the enforcement and defense of the Intellectual Property licensed in the present IP Agreement. Each agrees to give the other notice of any claims, suits or proceedings challenging the validity or enforceability of any of the Intellectual Property licensed under this IP Agreement.

                  (c) Each party shall permit itself to be named, at the sole expense of the other party, as an additional plaintiff in any suit or proceeding brought by the other party hereto pursuant to 3.12(a) hereof, against a third party asserting infringement of any of the Intellectual Property licensed under this Agreement, if doing so is necessary in order to bring or maintain such suit. Such other party shall give the party being named at least thirty (30) days prior written notice before naming it as an additional plaintiff and shall indemnify and hold such named party harmless against costs, damages, penalties or expenses incurred by or awarded against it (including reasonable attorneys' fees, expert fees and costs) as a result of such suit or proceeding. Buyer and Seller agree to obtain the other party's prior written consent of any settlement of any suit in which settlement would be adverse to the other party's interest in the Intellectual Property licensed under this Agreement.

                  (d) If Buyer receives any recovery, including without limitation damages, settlement, fees, or license payments, from a third party based on infringement of any of the Seller's Training Intellectual Property, and to the extent that such recovery relates to the activities of the Businesses prior to Closing, after deducting reasonable applicable expenses in obtaining such recovery, such recovery shall be paid to Seller. Nothing in this Section 3.12(d) shall obligate Seller to be joined or participate in any action seeking such recovery.

                                    ARTICLE 4
                        THIRD PARTY INTELLECTUAL PROPERTY

         4.1 Anything in this IP Agreement to the contrary notwithstanding, this IP Agreement shall not constitute an agreement to assign any Contract, or any claim, contractual obligation or authorization of a Governmental Authority, lease, commitment, sales, service or purchase order, or any claim, right or benefit arising thereunder or resulting therefrom, if this IP Agreement would be deemed an attempted assignment thereof without the required consent, approval or novation of a third party thereto and would constitute a breach thereof, or in any way Adversely Affect the rights of Seller or Buyer thereunder. Buyer acknowledges that the ability of the parties to obtain the consents contemplated hereunder may be affected by a change in the dynamics of the relevant market resulting from the IP Agreement or the Asset Purchase and Sale Agreement. Notwithstanding the foregoing, if such consent, approval or novation is not obtained, or if the consummation of this IP Agreement would Adversely Affect the rights of Seller thereunder so that Buyer would not in fact receive the benefit of all such rights, Seller shall cooperate with Buyer in any arrangement designed to provide for the benefits thereof to Buyer, including without limitation subcontracting, sublicensing or subleasing to Buyer or enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the breach or cancellation by such third party or otherwise; and any assumption by Buyer of obligations thereunder in connection with this IP Agreement which shall require the consent, approval or novation of any third party shall be made subject to such consent, approval or novation being obtained.

         4.2 To the extent that costs are incurred to effect the transfer(s) contemplated in Section 4.1 and pursuant to Sections 2.6 and 5.2(b) of the Asset Purchase and Sale Agreement, such costs shall be borne equally by Buyer and Seller. To Seller's Knowledge, such Intellectual Property rights of third parties that are nontransferable or require a third party's consent to transfer said rights includes the items listed in Schedule 3.1(e) of the Asset Purchase and Sale Agreement.

                                    ARTICLE 5
                               PATENT PROSECUTION

         5.1 Buyer shall reasonably cooperate with Seller, exclusively at Seller's cost, in the filing, prosecution, maintenance or other attempts to protect the Seller's Retained Patents, including, without limitation, by executing those documents as Seller may reasonably require from time to time to ensure that all right, title and interest in Seller's Retained Patents continues to reside with Seller.

         5.2 Seller shall reasonably cooperate with Buyer, exclusively at Buyer's cost, in the filing, prosecution, maintenance or other attempts to protect the Seller's Training Patents, including, without limitation, by executing those documents as Buyer may reasonably require from time to time to ensure that all right, title and interest in Seller's Training Patents continues to reside with Buyer.

                                    ARTICLE 6
                                  ASSIGNABILITY

         Neither party may assign this IP Agreement without the consent of the other party, and such consent shall not be unreasonably withheld, conditioned or delayed. This IP Agreement may be assigned without the consent of the other party in the following circumstances: (a) a change in name or legal status of either party hereto, which change does not affect the nature of the respective business activities; or (b) the sale by a party hereto of substantially all the assets of the Businesses to which the licensed rights relate or the sale of a separable business unit related to a portion of the licensed rights.

                                    ARTICLE 7
                   CLASSIFIED INFORMATION AND EXPORT CONTROLS

         7.1 Buyer acknowledges that Know-How and other Intellectual Property to be disclosed, transferred, assigned, or licensed to Buyer pursuant to this IP Agreement and/or the

Asset Purchase and Sale Agreement may be considered as "classified information" by the United States Government, including information that may be classified as "technical data" under the Arms Control Export Act, and nothing in this IP Agreement or in the Asset Purchase and Sale Agreement shall require Seller to disclose such "classified information" to Buyer until such time as Buyer has received necessary clearances from the United States Government to receive same.

         7.2 It is understood that Seller and certain of the Subject Patents, Copyrights and Know-How are subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), and that Seller's obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Buyer that Buyer shall not export data or commodities to certain foreign countries without prior approval of such agency. Seller neither represents that a license shall not be required nor that, if required, it shall be issued.

                                    ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

         8.1 Except as noted in Sections 3.7 and 3.8 of this IP Agreement, Seller represents and warrants that: (a) to Seller's Knowledge, Seller owns the entire right, title and interest in and to all Seller's Training Intellectual Property for use in the Field of the Businesses; (b) to Seller's Knowledge, except as noted on the Third Party License Schedule attached hereto, Seller has not granted any license or other rights to Seller's Training Intellectual Property to any other Person; (c) to Seller's Knowledge, except as noted on the Third Party License Schedule attached hereto, Seller has not granted any license or other rights to Seller's Retained Patents, Seller's Retained Copyrights, or Seller's Retained Know-How to any other Person for use in the Field of the Businesses; and (d) to Seller's Knowledge, all transferable Intellectual Property actually used by Seller to conduct the Businesses as conducted at Closing is being assigned or licensed to Buyer under this IP Agreement.

         8.2 EXCEPT AS OTHERWISE PROVIDED IN THIS IP AGREEMENT, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES: (A) THAT THE INTELLECTUAL PROPERTY ASSIGNED OR LICENSED UNDER THIS IP AGREEMENT IS SUFFICIENT TO PERMIT BUYER TO OPERATE THE BUSINESSES AS CONDUCTED AT CLOSING; (B) THAT BUYER'S OPERATION OF THE BUSINESSES AFTER CLOSING WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON; (C) THAT ANY MANUFACTURE, SALE, OFFER TO SELL, LEASE, IMPORT, USE OR OTHER DISPOSITION OF PRODUCTS OR SERVICES AFTER THE CLOSING MADE PURSUANT TO THE INTELLECTUAL PROPERTY RIGHTS ASSIGNED OR LICENSED HEREUNDER WILL BE FREE FROM INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES; (D) THAT NO OTHER PERSON IS NOT CURRENTLY INFRINGING THE INTELLECTUAL PROPERTY RIGHTS ASSIGNED OR LICENSED UNDER THIS IP AGREEMENT; (E) THAT ANY OF THE INTELLECTUAL PROPERTY

ASSIGNED OR LICENSED UNDER THIS IP AGREEMENT IS VALID OR ENFORCEABLE OR HAS ANY PARTICULAR SCOPE OF COVERAGE; OR (F) THAT ANY OR ALL OF THE RIGHTS OF THIRD PARTIES RECITED IN ARTICLE 4 HEREOF ARE TRANSFERABLE OR SUBLICENSABLE, OR THAT SELLER HAS OBTAINED OR CAN OBTAIN PERMISSION OR CONSENT TO ANY TRANSFERS OR SUBLICENSES CONTEMPLATED BY ARTICLE 4.

         8.3 Seller hereby represents and warrants that: (a) to Seller's Knowledge, no Person has charged in writing that any aspect of the Businesses, at or before Closing, infringes any Intellectual Property of a third party, except for the items identified in IP Schedule 8.3(a); (b) to Seller's Knowledge, no aspect of the Businesses, at or before Closing, infringes any Intellectual Property rights of any third party, with the exception of the items identified in IP Schedule 8.3(a) (without admitting that the items identified in IP Schedule 8.3(a) constitute infringement); and (c) to Seller's Knowledge, no other Person is currently infringing the Intellectual Property rights assigned or licensed under this IP Agreement.

                                    ARTICLE 9
                             INFRINGEMENT LIABILITY

         9.1 Any and all liabilities, obligations or damages for infringement of Intellectual Property rights of another Person arising from the operation of the Businesses before the Closing shall be deemed a Retained Liability under the Asset Purchase and Sale Agreement for all applicable purposes of the Asset Purchase and Sale Agreement.

         9.2 Any and all liabilities, obligations or damages for infringement of Intellectual Property rights of another Person arising from the operation of the Businesses after the Closing shall be deemed an Assumed Liability under the Asset Purchase and Sale Agreement for all applicable purposes of the Asset Purchase and Sale Agreement.

                                   ARTICLE 10
                                   TERMINATION

         Prior to Closing, this IP Agreement may be terminated: (i) by the express written consent of both parties; or (ii) automatically upon termination of the Asset Purchase and Sale Agreement.

                                   ARTICLE 11
                        NOTICES AND OTHER COMMUNICATIONS

         All notices hereunder shall be sufficiently given for all purposes hereunder if in accordance with Section 12.5 of the Asset Purchase and Sale Agreement.

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS

         12.1 In construing this IP Agreement, the following principles shall be followed: (i) no consideration shall be given to the captions of the articles, sections, subsections or clauses, which are inserted for convenience in locating the provisions of this IP Agreement and not as an aid in construction: (ii) no consideration shall be given to the fact or presumption that any of the parties had a greater or lesser hand in drafting this IP Agreement; (iii) examples shall not be construed to limit, expressly or by implication, the matter they illustrate; (iv) the word "includes" and its syntactic variants mean "includes, but is not limited to" and corresponding syntactic variant expressions; (v) the plural shall be deemed to include the singular, and vice versa; (vi) each gender shall be deemed to include the other gender; and (vii) each exhibit, appendix, attachment and schedule to this IP Agreement is a part of this IP Agreement.

         12.2 Except as set forth in this IP Agreement, whether this IP Agreement is or is not consummated, all legal and other costs and expenses incurred in connection with this IP Agreement and the transactions contemplated hereby shall be borne equally and shared between Buyer and Seller; provided, however, that Seller shall pay all fees and Taxes relating to the transfer of or recordation of transfer of Intellectual Property provided for under this IP Agreement.

         12.3 At and after Closing, each party hereto will execute and deliver any deeds, bills of sale, assignments, licenses, or assurances, and take and do any other actions reasonably necessary to vest, perfect or confirm of record or otherwise, in the other party, any and all right, title and interest in, to and under any of the rights or benefits acquired or to be acquired by the other party as a result of, or in connection with, this IP Agreement.

         12.4 Seller and Buyer further agree for themselves and for their successors and assigns, to execute and deliver without further consideration any further applications, assignments, licenses and other documents, and to perform such other acts as may be deemed reasonably necessary by the other, its successors, assigns, and nominees, fully to secure its interest in all of the aforesaid assignments, licenses, and other grants of benefits by said parties.

         12.5 The parties hereto agree that any products covered by Patents licensed under this IP Agreement shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

         12.6 The parties hereto agree to make its respective employees reasonably available to the other party, at the other party's expense, to reasonably assist and otherwise reasonably cooperate in the preparation and prosecution of applications for Patents, Trademarks, and Copyrights, and to execute any and all applications, assignments, affidavits and any other papers in connection therewith necessary to perfect such rights.

         12.7 In the event of a conflict between the terms and provisions of this IP Agreement and the terms and provisions of the Asset Purchase and Sale Agreement, the terms and provisions of the Asset Purchase and Sale Agreement shall take precedence, unless and except if the terms and provisions in conflict relate directly to Intellectual Property, in which case the terms and provisions of this IP Agreement shall take precedence.

         12.8 This IP Agreement shall be governed by and construed in accordance with the contract law of the State of Delaware, excluding questions affecting the construction and effect of any Patent, the latter of which shall be determined by the law of the country in which the Patent was granted. Buyer and Seller consent to and hereby submit to the jurisdiction of any state or federal court located in the State of Delaware in connection with any action, suit or proceeding arising out of or relating to this IP Agreement, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         12.9 The parties hereto acknowledge that the Asset Purchase and Sale Agreement and this IP Agreement, and the schedules and exhibits thereto, sets forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

         12.10 If any provision of this IP Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         12.11 No provision of this IP Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party's rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party.

         12.12 Except as provided in Article 9 with respect to indemnification of the indemnified parties hereunder, nothing in this IP Agreement shall confer any rights upon any Person other than the parties hereto and their respective successors and permitted assigns.

         12.13 This IP Agreement may be executed in multiple original counterparts, all of which shall be considered one and the same agreement.

         12.14 Except as modified below, the confidentiality clause of Section
5.12 of the Asset Purchase and Sale Agreement shall apply to this IP Agreement and herein be incorporated. For purposes of this Section, any confidential or secret information that is being assigned to Buyer under this IP Agreement shall be deemed the confidential or secret information of Buyer and any confidential or secret information that is being licensed to Buyer under this IP Agreement shall be deemed the confidential or secret information of Seller. Both sides may use any confidential or secret information (relating to Intellectual Property licensed under this IP Agreement) of the other party during the reasonable course of conducting its business (of which is licensed under this IP Agreement), provided however, that any disclosures of such confidential or secret information made to third parties include an obligation to keep such confidential or secret information confidential.

         12.15 In the event of a material breach or threatened material breach by Buyer of the field of use restrictions imposed on Buyer in Sections 3.1 or
3.2 of this IP Agreement, Seller shall be entitled to seek an injunction prohibiting any such breach or threatened breach without the posting of any bond or other security. In addition to injunctive relief, the injured party shall have all other rights and remedies afforded it by law.

         12.16 The non-compete clause of Section 5.9 of the Asset Purchase and Sale Agreement shall apply to this IP Agreement and herein be incorporated.

         12.17. This IP Agreement shall become effective on the Effective Date and if the Closing does not occur, this Agreement shall be null and void as if this IP Agreement never existed.

         IN WITNESS WHEREOF, the parties hereto have caused this IP Agreement to be executed and delivered, as an instrument under seal, in their names and on their behalf by their respective officers, thereunto duly authorized, on and as of the date first set forth above, and to be and become effective on and as of the Effective Date.

SELLER:                     RAYTHEON COMPANY



                                     By:
                                        --------------------------------------
                                     Name:  Franklyn A. Caine
                                     Title:  Senior Vice President



BUYER:                      L-3 COMMUNICATIONS CORPORATION



                                     By:
                                        --------------------------------------
                                     Name:  Christopher C. Cambria
                                     Title:  Vice President

                            TRAINING PATENTS SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
970012    Federated Input Circuit Card Assembly                06/18/97    5,933,656   08/03/99    DD Hansen
-----------------------------------------------------------------------------------------------------------------------------------
C96011    Competing Opposing Stimulus Simulator                12/03/96    5,829,446   11/03/98    JR Tiffany
          Sickness Reduction Technique
-----------------------------------------------------------------------------------------------------------------------------------
95457     Calibration System and Method for Optical            12/10/96    5,803,570   09/08/98    DA Ansley, CW Chen, JD
          System                                                                                   Zimmerman
-----------------------------------------------------------------------------------------------------------------------------------
C95005    Preventive Maintenance and Diagnostic System         02/29/96    5,754,451   05/19/98    CR Williams
-----------------------------------------------------------------------------------------------------------------------------------
094458    Catadioptric One-to-One Telecentric Image            03/26/96    5,748,365   05/05/98    CW Chen
          Combining System
-----------------------------------------------------------------------------------------------------------------------------------
C96007    Helmet/Head Mounted Projector System                 10/07/96    5,726,671   03/10/98    DA Ansley, CW Chen
-----------------------------------------------------------------------------------------------------------------------------------
C94003    Lenseless Helmet/Head Mounted Display                12/03/96    5,715,094   02/02/98    DA Ansley, CW Chen, RG Hegg
-----------------------------------------------------------------------------------------------------------------------------------
C95003    Target Projector Automated Alignment System          06/24/96    5,707,128   01/13/98    JL Dugdale
-----------------------------------------------------------------------------------------------------------------------------------
C92011    A Rendering and Warping Image Generation             11/27/95    5,684,935   11/04/97    KR Martin, JR Wright, KS
          System and Method                                                                        Herberger, NP Demesa III
-----------------------------------------------------------------------------------------------------------------------------------
C92011A   A Rendering and Warping Image Generation             02/25/93    5,684,935   11/04/97    KR Martin, JR Wright, KS
          and System and Method                                                                    Herberger, NP Demesa III
-----------------------------------------------------------------------------------------------------------------------------------
095C03    Two Stage Projection System                          03/28/96    5,677,788   10/14/97    DA Ansley, CW Chen, JD
                                                                                                   Zimmerman
-----------------------------------------------------------------------------------------------------------------------------------
C93006    Rear Project Screen for High Ambient Light           07/17/94    5,546,202   08/13/96    DA Ansley
          Environments Having a Pinhole Area
          Substantially Equal to Luminous Area.
-----------------------------------------------------------------------------------------------------------------------------------
C94002    Uniform-Brightness, High-Gain Display                11/18/94    5,541,769   07/30/96    DA Ansley, AA Sisodia, JD
          Structures and Methods                                                                   Zimmerman
-----------------------------------------------------------------------------------------------------------------------------------
C92007    A Method of Backscreen Fabrication Using             10/03/94    5,525,272   06/11/96    JL Dugdale
          Pre-Coated Material
-----------------------------------------------------------------------------------------------------------------------------------


                                       81

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
C92008    Method and Apparatus for Aligning Visual             03/01/93    5,424,839   06/13/95    R Lindly, JL Dugdale
          Images with Visual Display Devices
-----------------------------------------------------------------------------------------------------------------------------------
C91015    CGSI Pipeline Performance Improvement                02/22/94    5,420,940   05/30/95    DD Hansen, GG Sanford, MF
                                                                                                   Sedlar
-----------------------------------------------------------------------------------------------------------------------------------
C91015A   CGSI Pipeline Performance Improvement                06/16/92    5,420,940   05/30/95    DD Hansen, GG Sanford, MF
                                                                                                   Sedlar
-----------------------------------------------------------------------------------------------------------------------------------
091092    Dynamic Distortion Correction Apparatus              09/12/91    5,414,521   05/09/95    DA Ansley
          Method
-----------------------------------------------------------------------------------------------------------------------------------
C92002    Portable Exploitation and Control System             07/21/94    5,386,371   01/31/95    M Mather, S Haumersen, RL
                                                                                                   Eastey
-----------------------------------------------------------------------------------------------------------------------------------
C92002A   Portable Exploitation and Control System             03/24/94    5,386,371   01/31/95    M Mather, S Haumersen, RL
                                                                                                   Eastey
-----------------------------------------------------------------------------------------------------------------------------------
C92005    Terrain and Culture Generation System and            02/04/93    5,359,526   10/25/94    J Nguyen, JG Paffor, RC
          Method                                                                                   Whittington
-----------------------------------------------------------------------------------------------------------------------------------
C91009    Target Image Rendering With Color                    04/08/93    5,351,097   09/27/94    KR Brooke
          Transparencies
-----------------------------------------------------------------------------------------------------------------------------------
C92006    Texture Method for Producing Fluid Effects in        09/16/92    5,325,480   06/26/94    JT Rice
          Real-Time Simulation
-----------------------------------------------------------------------------------------------------------------------------------
C92009    Interactive Aircraft Training System and             09/23/92    5,320,538   06/14/94    DR Baum
          Method
-----------------------------------------------------------------------------------------------------------------------------------
084077A   Digital Visual and Sensor Simulation System          08/10/90    5,317,689   05/31/94    A Rosman, GN Landis, ML
          for Generating Realistic Scenes                                                          Nack, NL Moise, RJ McMillen,
                                                                                                   TO Ellis, C Yang
-----------------------------------------------------------------------------------------------------------------------------------
C89010    Multiple Object Pipeline Display System              08/18/92    5,315,692   05/24/94    DD Hansen, JN Clay Jr, MD
                                                                                                   Sedler
-----------------------------------------------------------------------------------------------------------------------------------
C89010B   Multiple Object Pipeline Display System              07/22/88    5,315,692   05/24/94    DD Hansen, JN Clay Jr., MD
                                                                                                   Sedler
-----------------------------------------------------------------------------------------------------------------------------------


                                       82

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
C89011    Multiple Object Pipeline Display System              12/03/90    5,315,692   05/24/94    DD Hansen, JN Clay Jr, MD
                                                                                                   Sedler
-----------------------------------------------------------------------------------------------------------------------------------
C90002    Method and System for Authoring, Editing, and        10/30/90    5,287,489   02/15/94    GA Nimmo, MH Johnson, P
          Testing Instruction Materials for Use in                                                 Hedger
          Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
C90001    Trainer Using Video Photographs and Overlays         12/22/92    5,286,202   02/15/94    VS Degyarfas, R Saunders
          for Reconfigurable Hardware Simulation
-----------------------------------------------------------------------------------------------------------------------------------
C90015    Tactical Navigation and Target Assessment            05/13/91    5,270,920   12/14/93    D Pearse, W Jones
          System
-----------------------------------------------------------------------------------------------------------------------------------
C91012    Method and Apparatus for Generating High             02/18/92    5,270,756   12/14/93    SN Busenberg
          Resolution Vidicon Camera Images
-----------------------------------------------------------------------------------------------------------------------------------
089387A   Non-interfering viewing systems for use in           06/12/92    5,267,061   11/20/93    EC Hazeltine, DA Ansley
          catadioptric projection systems
-----------------------------------------------------------------------------------------------------------------------------------
C92001    Split Static Surround Display System                 06/03/92    5,264,881   11/23/93    KR Brooke
-----------------------------------------------------------------------------------------------------------------------------------
C91001    Digital Computer Graphics Processing Method          07/24/91    5,261,030   11/09/93    KR Brooke
          and Apparatus
-----------------------------------------------------------------------------------------------------------------------------------
C90010    Facsimile Encryption Device                          02/07/91    5,259,037   11/02/93    GW Plunk
-----------------------------------------------------------------------------------------------------------------------------------
C91011    Tunnel Vision Video Display System                   02/24/92    5,253,049   10/12/93    KR Brooke
-----------------------------------------------------------------------------------------------------------------------------------
C91013    Method and Apparatus for Generating High             02/18/92    5,251,037   10/05/93    SN Busenberg
          Resolution CCD Camera Images
-----------------------------------------------------------------------------------------------------------------------------------
C91005    Physically Reconfigurable Interactive Control        10/16/92    5,243,494   09/07/93    DW Miles, HJ Cotner, TG
          System                                                                                   Halvorsen
-----------------------------------------------------------------------------------------------------------------------------------
C91005    Physically Reconfigurable Interactive Control        06/25/91    5,243,494   09/07/93    DW Miles, HJ Cotner, TG
          System                                                                                   Halvorsen
-----------------------------------------------------------------------------------------------------------------------------------
C90017    Condition Monitor Request Processing System          07/15/91    5,240,419   08/31/93    V Degyarfas
-----------------------------------------------------------------------------------------------------------------------------------
090350    Optics Approach to Low Side Compliance               02/11/91    5,228,856   07/20/93    DB Chang, I Shih
          Simulation
-----------------------------------------------------------------------------------------------------------------------------------


                                       83

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
C90004    Training Device Onboard Instruction Station          09/17/90    5,224,861   07/06/93    RT Obrien, A Plavnieks, CG
                                                                                                   Smith III, GD Smith, RH Glass,
                                                                                                   WT Tilghman
-----------------------------------------------------------------------------------------------------------------------------------
C90016    Tactical Route Planning Method for Use in            06/12/91    5,187,667   02/16/93    LO Short
          Simulated Tactical Engagements
-----------------------------------------------------------------------------------------------------------------------------------
C91003    Near-Infinity Image Display System                   07/16/91    5,157,503   10/20/92    JL Dugdale
-----------------------------------------------------------------------------------------------------------------------------------
C89002    3-D Weather for Digital Radar Landmass               06/28/90    5,135,397   08/04/92    CS Yen
          Simulation
-----------------------------------------------------------------------------------------------------------------------------------
085259    Event Tagging Time Delay                             02/16/90    5,033,066   07/16/91    DM DeVore
-----------------------------------------------------------------------------------------------------------------------------------
095673L   Method and Apparatus for Processing                  07/18/89    4,918,625   04/17/90    JK Yan
          Translucent Objects
-----------------------------------------------------------------------------------------------------------------------------------
084260A   Calligraphic Control for Image Superimposition       11/25/88    4,882,577   11/21/89    DM DeVore
-----------------------------------------------------------------------------------------------------------------------------------
095669L   Video Processor Architecture With Distance           12/05/84    4,748,572   05/31/88    RW Lath
          Sorting Capability
-----------------------------------------------------------------------------------------------------------------------------------
095668L   Log Mixer Circuit                                    01/09/85    4,734,875   03/29/88    JK Florence, JW Lath, MA
                                                                                                   Rohn
-----------------------------------------------------------------------------------------------------------------------------------
096667L   Video Processor for a Real Time Operation            12/05/84    4,703,439   10/27/87    RW Lotz
          Without Overload in a Computer-Generated
          Image System
-----------------------------------------------------------------------------------------------------------------------------------
095666L   High Performance Multi-Processor System              02/18/86    4,691,280   09/01/87    WS Bennett
-----------------------------------------------------------------------------------------------------------------------------------
095665L   Computer-Generated Image System to Display           04/30/84    4,679,040   07/07/87    JK Yan
          Translucent Features With Anti-Aliasing
-----------------------------------------------------------------------------------------------------------------------------------
095663L   Digital Distortion-Correcting Circuit for            04/01/85    4,656,521   04/07/87    JA Turner, JR Trzeciak
          Projecting A Flat Image on a Curved Screen
          from a Digital Data Source For A. . .
-----------------------------------------------------------------------------------------------------------------------------------
095661L   Method and Apparatus for Texture Generation          08/02/83    4,615,013   09/30/86    JK Yan, JS Szabo, LY Chen
-----------------------------------------------------------------------------------------------------------------------------------


                                       84

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
095660L   Raster-Scan/Calligraphic Combined Display            07/18/83    4,614,941   09/30/86    KM Jarvis
          system for High Speed Processing of Flight
          Simulation Data
-----------------------------------------------------------------------------------------------------------------------------------
095659L   Signature Analyzer Card                              03/19/84    4,608,691   08/26/86    J Lynch
-----------------------------------------------------------------------------------------------------------------------------------
C89020    Input/Output System and Method for Digital           06/06/83    4,591,973   05/27/86    FO Ferris, HG Prival
          Computers
-----------------------------------------------------------------------------------------------------------------------------------
095658L   Wide angle Area-OF-Interest Visual Image             01/16/84    4,588,382   051/3/86    DL Peters
          Projection System
-----------------------------------------------------------------------------------------------------------------------------------
095657L   Data Word Normalization                              12/13/82    4,586,154   04/29/86    DN Berry
-----------------------------------------------------------------------------------------------------------------------------------
095656L   Modular Digital Image Generator                      07/01/82    4,570,233   02/11/86    JK Yan, JK Florence
-----------------------------------------------------------------------------------------------------------------------------------
C89018    Programmable Integrated Circuit AC Resistor          01/21/83    4,551,705   11/05/85    RD Anderson
          Network
-----------------------------------------------------------------------------------------------------------------------------------
C89018    Programmable Integrated Circuit AC Resistor          01/21/83    4,551,705   11/05/85    RD Anderson
          Network
-----------------------------------------------------------------------------------------------------------------------------------
095652L   Spherical Projection-Type Screen for Use in a        06/21/82    4,514,347   04/30/85    JT Reed
          Vehicle Simulator
-----------------------------------------------------------------------------------------------------------------------------------
095650L   High Performance Control Loading System for          12/20/82    4,504,233   03/12/85    BE Sill, DM Galus
          Manually-Operable Controls in a Vehicle
          Simulator
-----------------------------------------------------------------------------------------------------------------------------------
095646L   Angle Visual System                                  03/03/81    4,479,784   10/30/84    DI Peters, KS Seity, RA
                                                                                                   Mechlenbor, RB Mallinson
-----------------------------------------------------------------------------------------------------------------------------------
095643L   Electronic Compensator for an Electrohydraulic       12/07/81    4,451,769   05/29/84    CL Applegate, GE Minnich
          Servovalve
-----------------------------------------------------------------------------------------------------------------------------------
095641L   Compensation Apparatus for an                        12/07/81    4,439,716   03/27/84    GE Minnich
          Electrohydraulic Servovalve
-----------------------------------------------------------------------------------------------------------------------------------
095640L   Video Projector Adjustable Support                   12/29/80    4,433,824   02/28/84    M Koosha
-----------------------------------------------------------------------------------------------------------------------------------
095639L   Servo Control Circuit                                11/09/81    4,423,365   12/27/83    JA Turner
-----------------------------------------------------------------------------------------------------------------------------------


                                       85

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                FILING      PATENT      ISSUE       INVENTOR(S)
                                                               DATE        NO          DATE
-----------------------------------------------------------------------------------------------------------------------------------
C89017    Incandescent Lamp Driver Circuit                     07/01/82    4,417,183   11/22/83    EE Popard, GW Davison, MF
                                                                                                   Seldar
-----------------------------------------------------------------------------------------------------------------------------------
095638L   Ordering System for Pairing Feature                  05/15/81    4,414,643   11/08/83    JW Meyer
          Intersections on a Simulated Radar Sweepline
-----------------------------------------------------------------------------------------------------------------------------------
095635L   Landing Light Pattern Generator For Simulator        11/07/80    4,404,553   09/13/83    PRP Cuffia
          with Selective Addressing for Memory
-----------------------------------------------------------------------------------------------------------------------------------
095634L   Digital Control Circuit for an Analog Servo          08/07/80    4,398,241   08/09/83    EB Baker, JA Turner
-----------------------------------------------------------------------------------------------------------------------------------
095629L   Servo Control System                                 09/02/80    4,369,400   01/18/83    JC Stubbart, JA Turner
-----------------------------------------------------------------------------------------------------------------------------------
095627L   Front Projection Screen with Precision Gain          03/23/81    4,354,738   10/19/82    FN Forehand, RA Mecklenbor
          Control
-----------------------------------------------------------------------------------------------------------------------------------
095626L   Variable Gain Screen Permitting Off-Axis             09/29/80    4,354,737   10/19/82    DL Peters, M Kotskso, RE
          Viewing With Image Brightness Remaining                                                  Kiemm
          Constant
-----------------------------------------------------------------------------------------------------------------------------------
095625L   Circuit Board Connector Indexing Key                 07/31/80    4,354,724   10/19/82    HJ Jarmy
-----------------------------------------------------------------------------------------------------------------------------------
095624L   Dome field of View Scene Extenders                   12/05/80    4,350,489   09/21/82    DP Gdovin
-----------------------------------------------------------------------------------------------------------------------------------
095623L   Laser Spatial Stabilization Transmission System      01/07/80    4,349,732   09/14/82    CM Whitby
-----------------------------------------------------------------------------------------------------------------------------------
095622L   Aerial Image Visual Display                          07/31/80    4,348,187   09/07/82    M Dotsko
-----------------------------------------------------------------------------------------------------------------------------------
095621L   Landing Light Pattern Generator for Digital          11/04/80    4,348,184   09/07/82    RW Moore
          Image Systems
-----------------------------------------------------------------------------------------------------------------------------------
095620L   Simulator Structure                                  07/02/80    4,347,055   08/31/82    RJ Geiger
-----------------------------------------------------------------------------------------------------------------------------------
095619L   Wide Angle Display Device                            06/02/80    4,345,817   08/24/82    EC Gwynn
-----------------------------------------------------------------------------------------------------------------------------------

                                 PENDING PATENTS

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                          FILING DATE       SERIAL NO        INVENTOR(S)
-----------------------------------------------------------------------------------------------------------------------------------
C92003    Database Correlatable Chart Generation         09/08/92          07/941,466       S Nathman, RC Whittington
          System and Method
-----------------------------------------------------------------------------------------------------------------------------------
C96001    Avionic Computer Software Interpreter          05/14/96          08/645,988       JE Shibata
-----------------------------------------------------------------------------------------------------------------------------------
C96002    Backscreen Edge Contouring for Off-Axis        05/31/96          08/656,674       JA Turner
          Large Field of View Displays
-----------------------------------------------------------------------------------------------------------------------------------
C94001    Multiple Participant Interactive Interface     10/15/96          08/731,354       JT Rice, LA Rosser
-----------------------------------------------------------------------------------------------------------------------------------
C95004    Rotating Backscreen and/or Projectors for      10/30/96          08/741,064       JA Turner, JL Dugdale
          LFF-Axis Large Field of View Display
-----------------------------------------------------------------------------------------------------------------------------------
C96010    Automated Adaptive Interfaces for Training     06/05/98          09/092,107       RF Jones
          Systems
-----------------------------------------------------------------------------------------------------------------------------------
970364    Head Mounted Projector Using Tapered           07/17/97          09/119,923       AA Sisodia, RE Yaffe
          Fiber Optic Relay and Image Combining
          System
-----------------------------------------------------------------------------------------------------------------------------------
970569    Automated Self Adaptive Multimodal User        02/11/97          09/249,224       JR Tiffany, JS Hartman, DJ Jennings
          Interface
-----------------------------------------------------------------------------------------------------------------------------------
970332    Illumination System Including an Angular       04/17/98          09/761,722       CW Chen, EC Fest
          Radiation Converter
-----------------------------------------------------------------------------------------------------------------------------------

                                 FOREIGN PATENTS

-----------------------------------------------------------------------------------------------------------------------------------
TITLE                                            COUNTRY        CORRESPONDING  ISSUE           FOREIGN PAT.     PENDING STATES
                                                                U.S.           DATE            NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
System and Technique for Making Holographic      Canada         5,151,799      08/25/98        2,058,802
Projection Screens
-----------------------------------------------------------------------------------------------------------------------------------
System and Technique for Making Holographic      Japan          5,151,799      04/16/96        2,510,370
Projection Screens
-----------------------------------------------------------------------------------------------------------------------------------
System and Technique for Making Holographic      Europe         5,151,799      04/09/97        499,372          FRA / GFR / GBT
Projection Screens
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     Canada         5,287,489      01/25/97        2,052,147
Testing Instruction Materials for Use in
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     Israel         5,287,489      08/31/94        99,590
Testing Instruction Materials for Use in
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     Japan          5,287,489      03/13/96        2,502,861
Testing Instruction Materials for Use in
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     South          5,287,489      10/17/95        90,380
Testing Instruction Materials for Use in         Korea
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     Taiwan         5,287,489      06/15/93        60,969
Testing Instruction Materials for Use in
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Method and System for Authoring, Editing and     Europe         5,287,489      12/27/96        483,991          GFR / GBT
Testing Instruction Materials for Use in
Simulated Training Systems
-----------------------------------------------------------------------------------------------------------------------------------
Helmet/Head Mounted Projector System             Canada         5,726,671      (pending)       (pending)
-----------------------------------------------------------------------------------------------------------------------------------
Helmet/Head Mounted Projector System             Europe         5,726,671      (pending)       (pending)
-----------------------------------------------------------------------------------------------------------------------------------


                                       88

-----------------------------------------------------------------------------------------------------------------------------------
TITLE                                            COUNTRY        CORRESPONDING  ISSUE           FOREIGN PAT.     PENDING STATES
                                                                U.S.           DATE            NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Avionic Computer Software Interpreter            Canada         08/645,988     (pending)       (pending)
-----------------------------------------------------------------------------------------------------------------------------------
Software Interpreter for Aviation Electronics    Japan          08/645,988     04/10/98        JP 10091598 A
Computer
-----------------------------------------------------------------------------------------------------------------------------------
Avionic Computer Software Interpreter            Israel         08/645,988     (pending)       (pending)
-----------------------------------------------------------------------------------------------------------------------------------
Avionic Computer Software Interpreter            Europe         08/645,988     11/19/97        EP 807882A2      DE/FR/GB
-----------------------------------------------------------------------------------------------------------------------------------
Device for Reducing Competing and Opposite       Japan          5,829,446      12/8/98         JP1032668A
Stimulus Simulator Sickness
-----------------------------------------------------------------------------------------------------------------------------------
Apparatus for Reducing Video Simulator           Europe         5,829,446      11/03/98        EP84702742
Induced Sickness
-----------------------------------------------------------------------------------------------------------------------------------
Avionic Computer Software Interpreter            Europe         (pending)      04/15/98        EP807862A3
-----------------------------------------------------------------------------------------------------------------------------------

                            RETAINED PATENTS SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PD NO    TITLE                                             FILING       PATENT          ISSUE       INVENTOR(S)
                                                           DATE         NO              DATE
-----------------------------------------------------------------------------------------------------------------------------------
C96008   Wide-FOV Simulator Heads-Up Display With          01/27/97     5,907,416       05/25/99    CW  Chen, JE Gunther, DD
         Selective Holographic Reflector Combiner                                                   Hansen, RG Hegg
-----------------------------------------------------------------------------------------------------------------------------------
970333   Novel Anamorphic Projection Optical System        12/10/97     5,890,788       04/06/99    CW Chen, RG Hegg, JL
                                                                                                    Dugdale, JW Schaefer
-----------------------------------------------------------------------------------------------------------------------------------
095296   Chromatic Aberration Correction for Display       05/21/97     5,889,625       03/30/99    CW Chen, RE Yaffe, KE
         Systems                                                                                    Bentley
-----------------------------------------------------------------------------------------------------------------------------------
C96003A  System and Method for Multimodal Interactive      04/09/96     5,885,083       03/23/99    JG Ferrell
         Speech and Language Training
-----------------------------------------------------------------------------------------------------------------------------------
093036   Distortion Corrected Display                      01/10/95     5,748,264       05/05/98    RG Hegg
-----------------------------------------------------------------------------------------------------------------------------------
092625   Modular Helmut-Mounted Display                    01/10/95     5,677,795       10/14/97    RG Hegg
-----------------------------------------------------------------------------------------------------------------------------------
C92017   A Color Helmet Mountable Display                  04/22/96     5,612,708       03/18/97    DA Ansley, WS Beamon III
-----------------------------------------------------------------------------------------------------------------------------------
095677L  Head Mounted Visual Display                       12/05/94     5,581,271       12/03/96    W. Kraemer
-----------------------------------------------------------------------------------------------------------------------------------
C92015   LCD With Integral Light Confinement Having a      12/12/95     5,574,580       11/12/96    DA Ansley
         Pair of Afocal Lenslets Positioned Between
         Liquid Crystal Cells and Color Polarizers
-----------------------------------------------------------------------------------------------------------------------------------
C93003   Fiber optic ribbon display                        12/16/94     5,546,492       08/13/95    DA Ansley, AA Sisodia
-----------------------------------------------------------------------------------------------------------------------------------
C92016   Ultra-Wide Field of View, Broad Spectral Band     10/01/93     5,499,139       03/13/96    CW Chen, KE Bentley
         Helmet Visor Display Optical System
-----------------------------------------------------------------------------------------------------------------------------------
C93003   Fiber optic ribbon subminiature display for       01/28/94     5,416,876       05/16/95    DA Ansley, AA Sisodia
         head/helmet mounted display
-----------------------------------------------------------------------------------------------------------------------------------
C93004   Computer-based data integration and               02/28/94     5,416,694       05/16/95    R Freundenbe, A Scsigulinsky,
         management process for workforce planning                                                  EJ Parrish, R Cho
         and occupational readjustment
-----------------------------------------------------------------------------------------------------------------------------------
C92004   Helmet Mounted Display Including                  09/16/92     5,319,490       06/07/94    DA Ansley
         Synchronously Moving Tilted Mechanisms
-----------------------------------------------------------------------------------------------------------------------------------


                                       90

-----------------------------------------------------------------------------------------------------------------------------------
PD NO    TITLE                                             FILING       PATENT          ISSUE       INVENTOR(S)
                                                           DATE         NO              DATE
-----------------------------------------------------------------------------------------------------------------------------------
C89007   Architecture for Utilizing Coprocessing Systems   02/19/93     5,283,828       02/01/94    R Saunders, EC Francisco
         to Increase Performance in Security Adapted
         Computer Systems
-----------------------------------------------------------------------------------------------------------------------------------
C89006   System for Providing High Security for Personal   03/01/91     5,263,147       11/16/93    R Saunders, EC Francisco
         Computers and Workstations
-----------------------------------------------------------------------------------------------------------------------------------
091114   Non-Interfering Color Viewing System Using        09/23/91     5,260,729       11/09/93    DA Ansley
         Spectral Multiplexing
-----------------------------------------------------------------------------------------------------------------------------------
090180   System Techniques for Making Holographic          02/11/91     5,151,799       09/29/92    DA Ansley
         Projection Screens
         Graphical User Interface System for                            5,740,037
         Manportable Applications
-----------------------------------------------------------------------------------------------------------------------------------


Foreign Patent
-----------------------------------------------------------------------------------------------------------------------------------
TITLE                                        COUNTRY        CORRESPONDING           ISSUE           FOREIGN PAT.     PENDING STATES
                                                            U.S.                    DATE            NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Graphical User Interface System for          Europe         5,740,037               04/14/98        EP817994A1
-----------------------------------------------------------------------------------------------------------------------------------
Manportable Applications
-----------------------------------------------------------------------------------------------------------------------------------

                                 PENDING PATENTS

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                          FILING DATE     SERIAL NO        INVENTOR(S)
-----------------------------------------------------------------------------------------------------------------------------------
C92010A   Interactive Computerized Witness               08/06/92        08/442,689       ME Stickney, WE Kemp Jr
          Interrogation Recording Tool
-----------------------------------------------------------------------------------------------------------------------------------
C96012    Computer-Based Data Integration and            03/21/97        08/823,292       CR Beck, DS Boyer, KH Roadman, PA Irvin,
          Management Processing System and Method                                         SS Arnold, WH Wetzel
          for Producing Employee Development Plans
          (Predictor TM)
-----------------------------------------------------------------------------------------------------------------------------------
970271    Method and Apparatus for Modeling              06/01/98        09/088,171       JG Ferrell
          Individual Learning Styles
-----------------------------------------------------------------------------------------------------------------------------------

                                KNOW-HOW SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PD NO    TITLE                                                 DOCKETING    SERIAL NUMBER (IF    INVENTOR(S)
                                                               DATE         AN ABANDONED
                                                                            APPLICATION)
-----------------------------------------------------------------------------------------------------------------------------------
970223   Keyboard Down Slope                                   06/03/98     09/089,633           TV Alsfeld
-----------------------------------------------------------------------------------------------------------------------------------
970630   High Resolution Light Point Enhancement               11/19/97                          JA Turner
-----------------------------------------------------------------------------------------------------------------------------------
970631   Virtual Vignetting for Simulated head-up Displays     11/19/97                          RG Hegg
-----------------------------------------------------------------------------------------------------------------------------------
970504   Digital Light Processing Elements Used in Lieu of     09/23/97                          VG Bonilla, DD Hansen
         Multiple Function Displays for Simulators
-----------------------------------------------------------------------------------------------------------------------------------
970383   The Weapons Director Visualization Trainer            07/31/97                          P Russo, VG Bonilia
-----------------------------------------------------------------------------------------------------------------------------------
C91007A  Performance Support System to Aid Human               06/24/96     08/728,135           DB Cleland, HD Ryng, M Reakes
         Resource Administrators
-----------------------------------------------------------------------------------------------------------------------------------
C96005   Distributed Simulation Contact Anticipation           03/18/96                          HJ Smith, J Policella
         Algorithm
-----------------------------------------------------------------------------------------------------------------------------------
C95012   Hyperbolic Visual Screens                             12/15/95                          RJ Gieger
-----------------------------------------------------------------------------------------------------------------------------------
C95010   Software Emulation of An Aydin Display System         11/06/95                          JA Lodden, KE Hurley, LH
                                                                                                 Velasquez, R Patel, RP Addsen
-----------------------------------------------------------------------------------------------------------------------------------
C95006   Sibiess Design                                        09/07/95                          D Thorton, CM Cheatham, R
                                                                                                 Horton
-----------------------------------------------------------------------------------------------------------------------------------
C95007   Motion Base Test Approach                             09/07/95                          DC Gaines
-----------------------------------------------------------------------------------------------------------------------------------
95676L   Large Lightweight Curved Mirror Especially for        12/20/94     08/359,846           AC WU
         Simulation
-----------------------------------------------------------------------------------------------------------------------------------
C90009A  Oblique Photographic Database Generation              08/09/93     08/106,770           GW Plunk
-----------------------------------------------------------------------------------------------------------------------------------
C93005   Jobmap Software Tool                                  08/06/93                          R Freundenbe, A Scsigulinsky,
                                                                                                 EJ Parrish, R Cho
-----------------------------------------------------------------------------------------------------------------------------------
C93002   Process for Generating Terrain Elevation Data from    06/28/93                          JA Gipson, JT Rice
         Synthetic Visual Environments
-----------------------------------------------------------------------------------------------------------------------------------
C91004A  Time-Division Multiplexed Image Generation            03/13/93     08/034,005           KR Brooke
-----------------------------------------------------------------------------------------------------------------------------------
C92012   Enhanced Resolution for Visual Simulation             08/17/92                          CH Waldhauer J
-----------------------------------------------------------------------------------------------------------------------------------


                                       93

-----------------------------------------------------------------------------------------------------------------------------------
PD NO    TITLE                                                 DOCKETING    SERIAL NUMBER (IF    INVENTOR(S)
                                                               DATE         AN ABANDONED
                                                                            APPLICATION)
-----------------------------------------------------------------------------------------------------------------------------------
C91014A  Improved Display System                               06/30/92     07/907,770           KR Brooke
-----------------------------------------------------------------------------------------------------------------------------------
91223    Virtual Image Entertainment                           02/24/92     07/810,219           AF Harvard
-----------------------------------------------------------------------------------------------------------------------------------
C91016   Remote Reset Circuitry                                11/15/91                          DS Stoica, EC Francisco
-----------------------------------------------------------------------------------------------------------------------------------
C91010   Automated Industrial Process Simulator                10/23/91     07/781,795           RA Raone, RE Powers, VS
                                                                                                 Degyarfas
-----------------------------------------------------------------------------------------------------------------------------------
C90014   Expert System Scheduler and Scheduling Method         08/15/91     07/745,566           K Hamling
-----------------------------------------------------------------------------------------------------------------------------------
C90018   Efficient Storage of Geographic Data for Visual       08/15/91     07/745,633           MH Johnson
         Displays
-----------------------------------------------------------------------------------------------------------------------------------
C90008   Image Enhancement System for Color Video              05/20/91     07/704,566           CH Waldhauer J., R Saunders
         Display
-----------------------------------------------------------------------------------------------------------------------------------
C91006   Universal Alignment Stand                             04/11/91                          DC Johnson, MS Freeman
-----------------------------------------------------------------------------------------------------------------------------------
C91002   Real Time Interactive Entertainment Simulation        02/15/91                          JW Dewey, RU Walzer
         Center
-----------------------------------------------------------------------------------------------------------------------------------
C90013   Expandable Microsphere Expansion Through              09/14/90                          TA Krueger
         Controlled Exotherm
-----------------------------------------------------------------------------------------------------------------------------------
C90009A  Oblique Photographic Database Generation              08/31/90     08/106,770           GW Plunk
-----------------------------------------------------------------------------------------------------------------------------------
C90011   Rear Projection Faceted Dome                          08/09/90                          TA Krueger
-----------------------------------------------------------------------------------------------------------------------------------
C90007   Technique for Simulating Radiated Energy              06/04/90                          RJ Morrow
         Reflection from Complex Surfaces
-----------------------------------------------------------------------------------------------------------------------------------
C89009 * Abstract Visual Database Format                       05/11/89                          RB Adams II
-----------------------------------------------------------------------------------------------------------------------------------
C89008 * Deaomm Hypercard Application                          05/01/89                          LD Roane
-----------------------------------------------------------------------------------------------------------------------------------
C89001   Solid State Finger Tip Input Device                   01/30/89                          BW Yeager, GH Dewitz
-----------------------------------------------------------------------------------------------------------------------------------
C89004   Scanned Image Stabilization System                    01/30/89                          CH Waldhauer Jr, HC Gallaher
-----------------------------------------------------------------------------------------------------------------------------------
C89005   Relative Motion Detector for Camera Model             01/30/89                          CH Waldhauer J, HC Callaher
         Indexer
-----------------------------------------------------------------------------------------------------------------------------------

* Confidential Information / Trade Secret

                           TRAINING TRADEMARK SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
MARK              COUNTRY OF APPL.     FILING DATE    SERIAL NUMBER      REGISTRATION DATE      REG. NUMBER       RENEWAL DATE
-----------------------------------------------------------------------------------------------------------------------------------
LINK              United States        04/10/1946     71-499955          05/04/1948               438,568         05/04/2008
-----------------------------------------------------------------------------------------------------------------------------------
LINK              United States        01/25/1965     72-210556          08/09/1966               812,505         08/09/2006
-----------------------------------------------------------------------------------------------------------------------------------
LINK              United States        01/19/1965     72-210204          05/20/1969               869,653         05/20/2009
-----------------------------------------------------------------------------------------------------------------------------------
AST               United States        11/02/1978     73-191791          11/03/1981             1,175,887         11/03/2001
-----------------------------------------------------------------------------------------------------------------------------------
LINK (design)     United States        12/10/1991     74-228994          11/30/1993             1,807,131         11/03/2003
-----------------------------------------------------------------------------------------------------------------------------------
SIMUSPHERE(1)     United States        05/21/1999     75-710965          (pending)              (pending)         (pending)
-----------------------------------------------------------------------------------------------------------------------------------
CLEARVUE(2)       United States        08/11/1998     75-533887          (pending)              (pending)         (pending)
-----------------------------------------------------------------------------------------------------------------------------------
LINK              Australia                                                                     A329,527          03/01/2000
-----------------------------------------------------------------------------------------------------------------------------------
LINK              Denmark                                                                       0667/1968         03/08/2008
-----------------------------------------------------------------------------------------------------------------------------------
LINK              France                                                                        1,471,111         06/14/2008
-----------------------------------------------------------------------------------------------------------------------------------
LINK              Spain(3)                                                                      512,313           04/06/2008
-----------------------------------------------------------------------------------------------------------------------------------
LINK              United Kingdom                                                                1,109,507         02/14/2000
-----------------------------------------------------------------------------------------------------------------------------------
AMI               Common Law
-----------------------------------------------------------------------------------------------------------------------------------
ARTS              Common Law
-----------------------------------------------------------------------------------------------------------------------------------
BRITESTAR         Common Law
-----------------------------------------------------------------------------------------------------------------------------------
GEOMENTOR         Common Law
-----------------------------------------------------------------------------------------------------------------------------------
ITEMS             Common Law
-----------------------------------------------------------------------------------------------------------------------------------
pDRLMS            Common Law
-----------------------------------------------------------------------------------------------------------------------------------
SEMS              Common Law
-----------------------------------------------------------------------------------------------------------------------------------
TRUEGUIDE         Common Law
-----------------------------------------------------------------------------------------------------------------------------------
TRUELINK          Common Law
-----------------------------------------------------------------------------------------------------------------------------------
TRUESOUND         Common Law
-----------------------------------------------------------------------------------------------------------------------------------

--------

(1)  This application is pending under section 1(b)
(2)  This application is pending under section 1(b)
(3)  Payment of next tax is due on March 6, 2003

                           RETAINED SOFTWARE SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM        ITEM     DESCRIPTION                                                                VERSION/PART#        TYPE
-----------------------------------------------------------------------------------------------------------------------------------
F-22 PTD       A2A      Assembly to Ada software                                                                        Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       J2A      Jovial to Ada                                                                                   Software
-----------------------------------------------------------------------------------------------------------------------------------

                       TRAINING UPDATED SOFTWARE SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM          ITEM           DESCRIPTION                                                        VERSION/ PART #       TYPE
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W            SEMS           Software Engineering Management System (SEMS)                              6.1.4         Software
-----------------------------------------------------------------------------------------------------------------------------------
ATC              RightView      Real-time and control software for radar simulation                                      Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3       TrueForce      ECL operating system                                                                     Software
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W            TrueGuide      TrueGuide IOS                                                               2.1          Software
-----------------------------------------------------------------------------------------------------------------------------------

                       SELLER'S TRAINING SOFTWARE SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM        ITEM                   DESCRIPTION                                                  ERSION/ PART #      TYPE
-----------------------------------------------------------------------------------------------------------------------------------
F-18 Lrip      Agr Database           Air to Ground Radar Database                                                     Software
                                                                                                                       Database
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      AGR RT SW              Air to Ground Radar Real-time software                                           Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      AGR Tools              Air to Ground Radar Off-line Tools                                               Software
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W          Approach Map           Common IOS approach Map Software                                     2.3         Software
-----------------------------------------------------------------------------------------------------------------------------------
B-2            ARMS                   Advanced Radar Modeling Systems                                                  Software
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W          ARTS                   Ada Real-Time Systems (ARTS)                                        2.1.4        Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3     ARTS                   Ada Real-Time Systems (ARTS)                                         2.1         Software
-----------------------------------------------------------------------------------------------------------------------------------
F-117          ARTS                   Ada Real-Time Systems (ARTS)                                         A1          Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       ARTS                   Ada Real-Time Systems (ARTS)                                                     Software
-----------------------------------------------------------------------------------------------------------------------------------
B-2            CMTK                   Common Map Toolkit                                                               Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      Common IOS             IOS software                                                                     Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      CompuScene to          CompuScene format to RightView format                                            Software
               RightView
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       DIS                    DIS libraries                                                                    Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       Engine                 Engine Simulator software                                                        Software
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W          GCG                    Graphics code generator                                              A1          Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       GCG                    Graphics Translator                                                              Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       GPI                    Generic Panel Interface software                                                 Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      IDB                    Internal Database Format                                                         Software
                                                                                                                       Database
-----------------------------------------------------------------------------------------------------------------------------------
B-2            IMDB                   Interface Management Database                                                    Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      IOS Toolkit            IOS toolkit                                                                      Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       JARM D/B Editor        JARM database editor                                                             Software
Bahrain
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       JARM D/B Editor        JARM database editor                                                             Software
Korea
-----------------------------------------------------------------------------------------------------------------------------------


                                       98

-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM        ITEM                   DESCRIPTION                                                  ERSION/ PART #      TYPE
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      MCE                    Mission Computer Emulator                                                        Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       MSS                    MSS software                                                                     Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3     MST                    Microprocessor simulation technology motion equations                            Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3     pDRLMS                 Real-time and control software for radar simulation                              Software
-----------------------------------------------------------------------------------------------------------------------------------
E2C France     pDRLMS                 Real-time and control software for radar simulation                              Software
-----------------------------------------------------------------------------------------------------------------------------------
E2C Navy       pDRLMS                 Real-time and control software for radar simulation                              Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       pDRLMS                 Real-time and control software for radar simulation                              Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      RightTools             Visual software tools                                                            Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RightView              Real-time and control software for visual software                               Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RightView              Real-time and control software for visual software                               Software
Bahrain
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RightView              Real-time and control software for visual software                               Software
Egypt
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RightView              Real-time and control software for visual software                               Software
Korea
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      RightView              Real-time and control software for visual software                               Software
-----------------------------------------------------------------------------------------------------------------------------------
F-22 PTD       RightView              Real-time and control software for visual software                               Software
-----------------------------------------------------------------------------------------------------------------------------------
F-18 LRIP      RightView to           RightView format to CompuScene format                                            Software
               CompuScene
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RWR                    Radar Warning Receiver (RWR) Software (items interface)                          Software
Bahrain
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RWR                    Radar Warning Receiver (RWR) Software (items interface)                          Software
Egypt
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       RWR                    Radar Warning Receiver (RWR) Software (items interface)                          Software
Korea
-----------------------------------------------------------------------------------------------------------------------------------
B-2            sDRLMS                 Soft DRLMS                                                                       Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       sDRLMS                 Soft DRLMS                                                                       Software
Egypt
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W          SEMS                   Software Engineering Management System (SEMS) for IOS               6.1.3        Software
-----------------------------------------------------------------------------------------------------------------------------------
AH-1W          SEMS                   Software Engineering Management System (SEMS)                        A1          Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       SEMS                   Software Engineering Management System (SEMS)                                    Software
-----------------------------------------------------------------------------------------------------------------------------------


                                       99

-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM        ITEM                   DESCRIPTION                                                  ERSION/ PART #      TYPE
-----------------------------------------------------------------------------------------------------------------------------------
F-22 PTD       Simulator HUD          Simulator specific Optical HUD (Optical Barrel Assembly)           506582        Data
-----------------------------------------------------------------------------------------------------------------------------------
MULTI          SMARTS                 Software Management Activity Report Tracking System                              Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       Symbol Dictionary      FORTRAN Symbol Dictionary                                                        Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 UTD       TCE Model              Tactical Combat Environment models                                               Software
Egypt
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       TRACK                  Point Track software                                                             Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3     TrueLink               Signal conditioning equipment support software                                   Software
-----------------------------------------------------------------------------------------------------------------------------------
F-16 TAF       TrueLink               Signal conditioning equipment support software                                   Software
-----------------------------------------------------------------------------------------------------------------------------------
F-22 PTD       TrueLink               Signal conditioning equipment support software                                   Software
-----------------------------------------------------------------------------------------------------------------------------------
C-130 H2/3     TrueSound              Aural cue/communications programmable digital sound                              Software
                                      generation software
-----------------------------------------------------------------------------------------------------------------------------------

                           RETAINED COPYRIGHT SCHEDULE

All Copyrights in and to any Seller's Retained Software.

                          THIRD PARTY LICENSE SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
PD NO     TITLE                                                                        PATENT NO   LICENSE OBLIGATION
-----------------------------------------------------------------------------------------------------------------------------------
C93004    Computer-based data integration and management process for workforce         5,416,694   License to TRW
          planning and occupational readjustment
-----------------------------------------------------------------------------------------------------------------------------------
090180    System Techniques for Making Holographic Projection Screens                  5,151,799   Pending license to a third party
-----------------------------------------------------------------------------------------------------------------------------------
091114    Non-Interfering Color Viewing System Using Spectral Multiplexing             5,260,729   Pending license to a third party
-----------------------------------------------------------------------------------------------------------------------------------

Each item of the Intellectual Property transferred under this IP agreement may be subject to such rights, if any, as the United States Government has.

                                 IP SCHEDULE 2A

                                   ASSIGNMENT

                  WHEREAS, RAYTHEON COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "ASSIGNOR"), is the sole and exclusive owner, by assignment, of certain United States Letters Patents, Letters Patents of foreign countries, and United States and foreign patent applications, listed in the attached Training Patents Schedule, and

                  WHEREAS, L-3 COMMUNICATIONS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "ASSIGNEE"), is desirous of acquiring the entire right, title, and interest in and to such United States Letters Patents, Letters Patents of foreign countries, and United States and foreign patent applications;

                  NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the ASSIGNOR, the ASSIGNOR does hereby assign, transfer, convey, deliver and grant unto the ASSIGNEE, all right, title, and interest in and to the United States Letters Patents, Letters Patents of foreign countries, and United States and foreign patent applications, listed in the attached Training Patents Schedule, including the right to sue and recover for all past, present and future infringement of any of said Patents;

                  And the ASSIGNOR hereby agrees to sign all lawful documents and make all rightful oaths and declarations relating to the United States Letter Patents, Letters Patents of foreign countries, and United States and foreign patent applications, when reasonably requested to do so by the ASSIGNEE;

                  And the ASSIGNOR hereby authorizes and requests the Commissioner of Patents and Trademarks or any other proper officer or agency of any country to issue all the Letters Patent to the ASSIGNEE.

                  WHEREIN, the ASSIGNOR'S agent sets its hand and seal:

Date:                                      RAYTHEON COMPANY
     --------------------



                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------

NOTARY

State of _______________     )
                             )   ss.
County of ______________     )

         On this _____________ day of ____________, 2000, before me personally came ____________________________, to me known to be __________________________
of RAYTHEON COMPANY, a corporation organized and existing under the laws of the State of Delaware, the ASSIGNOR above-named, and acknowledged that he/she executed the foregoing instrument named, and acknowledged that he/she executed the foregoing instrument as his/her free act on behalf of the ASSIGNOR and pursuant to authority duly received.



                                  Notary Public
                                  My Commission Expires

(SEAL)

                                 IP SCHEDULE 2B

                                   ASSIGNMENT

                  WHEREAS, RAYTHEON COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "ASSIGNOR"), has adopted and is using the marks listed in the attached Training Trademark Schedule, which are registered in the United States Patent and Trademark Office or has applied for registration in the United States Patent and Trademark Office (including applications under ss.1(b)) or has rights under common law;

                  WHEREAS, L-3 COMMUNICATIONS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "ASSIGNEE"), is desirous of acquiring the marks and the associated applications, registrations, and rights and the assets relating to the ongoing and existing business of ASSIGNOR to which the marks pertain and the underlying goodwill of the portion of the business associated with and symbolized by the marks;

                  NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the ASSIGNOR, the ASSIGNOR does hereby assign, transfer, convey, deliver and grant assign unto the ASSIGNEES, all right, title, and interest in and to the marks and the associated applications, registrations, and rights and the assets relating to the ongoing and existing businesses of ASSIGNOR to which the marks pertain (the details of which are set out in a separate instrument), and the underlying goodwill of the portion of the business associated with and symbolized by the marks listed in the attached Training Trademark Schedule;

                  And the ASSIGNOR hereby agrees to sign all lawful documents and make all rightful oaths and declarations relating to the marks when reasonably requested to do so by the ASSIGNEE.

                  WHEREIN, the ASSIGNOR'S agent sets its hand and seal:

Date:                                      RAYTHEON COMPANY
     --------------------


                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------

NOTARY

State of _______________     )
                             )       ss.
County of ______________     )

         On this _____________ day of ____________, 2000, before me personally came _______________________, to me known to be __________________________ of
RAYTHEON COMPANY, a corporation organized and existing under the laws of the State of Delaware, the ASSIGNOR above-named, and acknowledged that he/she executed the foregoing instrument named, and acknowledged that he/she executed the foregoing instrument as his/her free act on behalf of the ASSIGNOR and pursuant to authority duly received.

                                  Notary Public
                                  My Commission Expires

(SEAL)

                               IP SCHEDULE 8.3(A)

Letter from Levin & Hawes dated November 3, 1999, offering a license.

Letter from AVKM Company dated December 17, 1999, identifying U.S. Patent No. 5,999,232.

                                    EXHIBIT C

                     FORM OF ENVIRONMENTAL ACCESS AGREEMENT
                           FOR THE BINGHAMTON FACILITY

         THIS ENVIRONMENTAL ACCESS AGREEMENT (the "Access Agreement"), dated as of ______, is by and between Raytheon Company, a Delaware corporation ("Raytheon"), L-3 Communications Corporation, a Delaware corporation ("L-3"), and the Broome County Industrial Development Agency ("Broome County").

         WHEREAS, Raytheon and L-3 have executed an Asset Purchase and Sale Agreement dated ____ pursuant to which L-3 will acquire from Raytheon, among other things, assets relating to the Businesses that are currently being conducted by Raytheon at the land and building(s) included in a leased facility in the Kirkwood Industrial Park on Colesville Road in Kirkwood, New York (the "Facility") that is owned by Broome County; and

         WHEREAS, Raytheon desires to conduct environmental investigations at the Facility before and after the acquisition by L-3 that may result in Raytheon (or third parties acting at Raytheon's request) undertaking additional environmental investigations and environmental remediation activities at the Facility;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto hereby agree as follows:

         Section 1. Raytheon shall have the right of access to and use of the Facility in accordance with the terms and subject to the conditions described herein for the purposes of:

                  (A) performing environmental inspections and investigations at the Facility, including, but not limited to, the sampling of soil, soil vapor and groundwater, in accordance with standard sampling and testing protocols, and
*

                  (B) performing environmental remediation activities at the Facility, including, but not limited to, the installation and operation of soil and groundwater remediation systems and associated monitoring activities.

         Section 2. In the event that Raytheon performs sampling activities at the Facility pursuant to Section 1(A) of this Access Agreement:

                  (A) Raytheon shall be obligated, upon the request of Broome County, to provide Broome County with "matched" or "paired" samples, in accordance with standard sampling and testing protocols, of any materials that are obtained. Broome County shall have no obligation, however, to take any action whatsoever with respect to such samples. Any waste materials that are generated from on-site testing or sampling activities shall be promptly disposed of off-site by Raytheon in accordance with applicable environmental requirements, provided, however, that Broome County, as the owner of the Facility, shall be designated on the manifests as the generator of such materials and shall sign such manifests.

                  (B) Raytheon shall also promptly provide Broome County and L-3 with a copy of any final reports prepared by it or its consultants or agents, including, if requested by Broome County, copies of field data, field reports, laboratory analyses, logs, laboratory reports, and other environmental testing material or information. In the event Raytheon becomes aware of any condition posing a health and safety threat to L-3's employees, Raytheon shall immediately inform L-3 of this finding.

         Section 3. Raytheon shall obtain all required governmental licenses, permits and approvals for any work or activities of Raytheon on the Facility. Both Broome County and L-3 shall execute such other documents as reasonably may be required for Raytheon to exercise its rights under this Access Agreement and shall otherwise cooperate with Raytheon, as reasonably necessary, for Raytheon to obtain such licenses, permits and approvals. L-3 shall not be required to execute any document or consent that in any manner causes it to incur liability for any environmental condition existing or events occurring prior to the date of this Access Agreement that is not subject to indemnification by Raytheon under the Asset Purchase and Sale Agreement.

         Section 4. L-3 shall be entitled to make any use of the Facility that is permitted by its lease with Broome County, but shall use commercially reasonable efforts to avoid interfering in any material respect with the use of the Facility by Raytheon for the purposes described above.

         Section 5. Subject to United States government security requirements, Raytheon's access under this Access Agreement after L-3's acquisition of the business operations at the Facility shall be granted upon five (5) days prior notice from Raytheon to Broome County and L-3 and at such times and in such manner as is appropriate to reduce, so far as may be reasonable under the circumstances, any disturbance to L-3's operations at the Facility. Nevertheless, L-3 acknowledges and agrees that in Raytheon's exercise of its environmental access rights, L-3's possession and operations may be disturbed from time to time.

         Section 6. In developing and implementing plans for environmental investigations or environmental remediation activities, Raytheon shall keep both Broome County and L-3 apprised of Raytheon's plans and any material changes or developments therein and Raytheon shall consider in good faith any suggestions proposed by Broome County or L-3 that do not materially and adversely impact the ability of Raytheon to exercise its environmental access rights under this Access Agreement.

         Section 7: It is understood and agreed that, except where required under applicable law, Raytheon, Broome County and L-3 shall maintain the confidentiality of and shall not disclose or release any non-public environmental information collected pursuant to this Access Agreement to any third party without the prior written consent of the other parties to this Access Agreement, except, however, Raytheon may disclose any environmental information it collects to CAE-LINK Corporation, CAE, Inc., any entity affiliated with either CAE-LINK Corporation or CAE, Inc., and their authorized representatives without approval from or prior notice to any other party. If disclosure is required by an applicable law, the parties will provide one another with at least thirty (30) days written notice prior to the disclosure, or if the disclosure is required prior to expiration of such thirty day period, the parties will provide as much written notice as is practicable under the circumstances. The enumerated exceptions of clauses (i) through (iv) of Section 5.12 of the Asset Purchase and Sale Agreement shall apply to any such disclosure.

         Section 8: Raytheon hereby agrees to indemnify, release, and hold harmless Broome County and its respective officers, directors, employees, agents, successors and assigns from and against any and all claims, liabilities, damages, losses, orders, penalties, fines, costs, charges and expenses (including attorneys' fees and disbursements, and costs of experts and expert witnesses) directly resulting from the entry of Raytheon or its environmental consultant onto the Facility. Raytheon shall repair significant physical damage to any improvements located on the Facility caused by its entry or activities upon the Facility and shall restore such improvements to the extent reasonably practicable to their previous condition prior to any such physical damage unless the parties hereto agree otherwise.

         Executed this ___ day of January, 2000.

                                        RAYTHEON COMPANY


                                        By:
                                                 ------------------------
                                        Name:
                                                 ------------------------
                                        Title:
                                                 ------------------------



                                        BROOME COUNTY INDUSTRIAL
                                           DEVELOPMENT AGENCY


                                        By:
                                                 ------------------------
                                        Name:
                                                 ------------------------
                                        Title:
                                                 ------------------------



                                        L-3 COMMUNICATIONS CORPORATION



                                        By:
                                                 ------------------------
                                        Name:
                                                 ------------------------
                                        Title:
                                                 ------------------------